FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207567-01

December 31, 2015

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$703,551,602

(Approximate Initial Mortgage Pool Balance)

$604,174,000

(Approximate Offered Certificate Balance)

CFCRE 2016-C3

CCRE Commercial Mortgage Securities, L.P.

Depositor

Cantor Commercial Real Estate Lending, L.P.

Société Générale

Liberty Island Group I LLC

Sponsors and Mortgage Loan Sellers

Cantor Fitzgerald & Co.		Société Générale

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	Citigroup	Goldman, Sachs & Co.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C3 Mortgage Trust

Capitalized terms used but not defined in this term sheet have the meanings assigned to them in the preliminary prospectus expected to be dated December 31, 2015, relating to the offered certificates (the “Preliminary Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners and Co-Lead Managers:	Cantor Fitzgerald & Co. and SG Americas Securities, LLC

Co-Managers:	CastleOak Securities, L.P., Citigroup Global Markets Inc. and Goldman, Sachs & Co.

Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (74.1%), Société Générale (“SG”) (16.2%) and Liberty Island Group I LLC (“LIG”) (9.7%)

Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Moody’s Investors Service, Inc.

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	CWCapital Asset Management LLC

Operating Advisor:	Park Bridge Lender Services LLC

Asset Representations Reviewer:	Park Bridge Lender Services LLC

Trustee:	Wilmington Trust, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Initial Directing Certificateholder:	Seer Capital Partners Master Fund L.P. or its affiliate

Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in February 2016.

Distribution Date:	4th business day following the Determination Date in each month, commencing in February 2016.

Cut-off Date:	Payment Date in January 2016. Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.

Settlement Date:	On or about January 28, 2016

Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.

ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.

Day Count:	30/360

Tax Treatment:	REMIC

Rated Final Distribution Date:	January 2048

Minimum Denominations:	$10,000 (or $100,000 with respect to interest only certificates) and in each case in multiples of $1 thereafter.

Clean-up Call:	5%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust
TRANSACTION HIGHLIGHTS

Distribution of Collateral by Mortgage Loan Seller

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	26	48	$521,481,302	74.1%
Société Générale	7	8	$114,162,000	16.2%
Liberty Island Group I LLC	5	11	$67,908,300	9.7%
Total:	38	67	$703,551,602	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$703,551,602
Number of Mortgage Loans:	38
Number of Mortgaged Properties:	67
Average Mortgage Loan Cut-off Date Balance:	$18,514,516
Average Mortgaged Property Cut-off Date Balance:	$10,500,770
Weighted Average Mortgage Rate:	4.7926%
Weighted Average Mortgage Loan Original Term to Maturity (months):	120
Weighted Average Mortgage Loan Remaining Term to Maturity (months):	119
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant(1):	24.5%
% of Mortgage Loans Leased to a Single Tenant:	20.7%
Credit Statistics(2):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.65x
Weighted Average Mortgage Loan Cut-off Date LTV(3):	61.4%
Weighted Average Mortgage Loan Maturity Date LTV(3):	54.8%
Weighted Average U/W NOI Debt Yield:	9.9%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity:	40.0%
% Mortgage Loans with Interest Only through Maturity:	36.1%
% Mortgage Loans with Interest Only followed by Amortization:	23.9%
Weighted Average Remaining Amortization Term (months)(4):	353
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	78.2%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	53.3%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	66.6%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	42.6%
% Mortgage Loans with Upfront Engineering Reserves:	37.0%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	44.3%
% Mortgage Loans with In Place Hard Lockboxes:	55.3%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:	57.7%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	78.5%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	21.5%
(1)	Includes 14 properties, representing 9.5% of the initial pool balance, that are collateral for loans secured by multiple properties.
(2)	With respect to the Element LA Loan, the Empire Mall Loan, the 215 West 34th Street & 218 West 35th Street Loan, the AG Life Time Fitness Portfolio Loan, the One Commerce Plaza Loan, the Springfield Mall Loan, and the NMS Los Angeles Multifamily Portfolio Loan, LTV, DSCR, Debt Yield calculations include the related pari passu companion loan(s).
(3)	With respect to four mortgage loans, representing 8.7% of the initial pool balance, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “as complete” or “as stabilized” value. With respect to two mortgage loans, representing 5.7% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “as portfolio” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.
(4)	Excludes loans which are interest only for the full loan term.
(5)	Includes FF&E Reserves.
(6)	Represents the percent of the allocated initial pool balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAAsf/AAA(sf)/Aaa(sf)	$29,088,000	30.000%(6)	2.84	1 – 60	43.0%	14.1%
Class A-SB	AAAsf/AAA(sf)/Aaa(sf)	$40,514,000	30.000%(6)	7.32	60 – 115	43.0%	14.1%
Class A-2	AAAsf/AAA(sf)/Aaa(sf)	$200,000,000	30.000%(6)	9.73	115 – 118	43.0%	14.1%
Class A-3	AAAsf/AAA(sf)/Aaa(sf)	$222,884,000	30.000%(6)	9.86	118 – 119	43.0%	14.1%
Class X-A(7)	AAAsf/AAA(sf)/NR	$528,543,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-B(7)	AA-sf/AAA(sf)/NR	$37,815,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	A-sf/AAA(sf)/NR	$37,816,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M	AAAsf/AAA(sf)/Aa2(sf)	$36,057,000	24.875%	9.87	119 – 119	46.1%	13.2%
Class B	AA-sf/AA-(sf)/A1(sf)	$37,815,000	19.500%	9.89	119 – 120	49.4%	12.3%
Class C	A-sf/A-(sf)/NR	$37,816,000	14.125%	9.95	120 – 120	52.7%	11.5%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-D(7)	BBB-sf/BBB-(sf)/NR	$41,334,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-E(7)	BB+sf/NR/NR	$10,553,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-F(7)	BB-sf/NR/NR	$8,795,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-G(7)	B-sf/NR/NR	$7,915,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-H(7)	NR/NR/NR	$30,780,602(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB-sf/BBB-(sf)/NR	$41,334,000	8.250%	9.95	120 - 120	56.3%	10.8%
Class E	BB+sf/BB+(sf)/NR	$10,553,000	6.750%	9.95	120 - 120	57.3%	10.6%
Class F	BB-sf/BB(sf)/NR	$8,795,000	5.500%	9.95	120 - 120	58.0%	10.5%
Class G	B-sf/B-(sf)/NR	$7,915,000	4.375%	9.95	120 - 120	58.7%	10.4%
Class H	NR/NR/NR	$30,780,602	0.000%	9.95	120 - 120	61.4%	9.9%
Class R(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1)	The pass-through rates applicable to the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates (the “Principal Balance Certificates”) will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.
(2)	Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amounts of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G and Class X-H Certificates may vary depending upon the final pricing of the classes of certificates whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G or Class X-H Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the settlement date of this securitization.
(3)	The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions described in the Preliminary Prospectus, (ii) assumptions that there are no prepayments, delinquencies or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.
(4)	“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool rounded to one decimal place (of 61.4%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are calculated in the aggregate for those classes as if they were a single class.
(5)	“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool rounded to one decimal place (of 9.9%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are calculated in the aggregate for those classes as if they were a single class.
(6)	The initial subordination levels for the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are represented in the aggregate.
(7)	As further described in the Preliminary Prospectus, the pass-through rate applicable to each of Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G and Class X-H Certificates (the “Class X Certificates”) for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii) the pass-through rate of the related class of Principal Balance Certificates as set forth below (or the weighted average pass-through rate of those classes of Principal Balance Certificates, if more than one, based on their Certificate Balances) as set forth below.

Class X Certificates	Related Class of Certificates
Class X-A	Class A-1, Class A-SB, Class A-2, Class A-3 and Class A-M
Class X-B	Class B
Class X-C	Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
Class X-G	Class G
Class X-H	Class H
(8)	None of the Class X Certificates will have a Certificate Balance. None of the Class X Certificates will be entitled to distributions of principal. The interest accrual amounts on each Class of Class X Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the related class of Principal Balance Certificates (or the sum of the Certificate Balances of those classes of Principal Balance Certificates) as set forth above.
(9)	The Class R Certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R Certificates will represent the residual interest in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R Certificates will not be entitled to distributions of principal or interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:

Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex E to the Preliminary Prospectus, then, to the Class A-1, Class A-2, Class A-3 and Class A-SB in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M Certificates until the Certificate Balance of the Class A-M Certificates has been reduced to zero, then, to the Class B Certificates until the Certificate Balance of the Class B Certificates has been reduced to zero, then, to the Class C Certificates, until the Certificate Balance of the Class C Certificates has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total Certificate Balance of the Class A-M and Class B through Class H Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G and Class X-H Certificates will not be entitled to receive distributions of principal; however, the notional amount of each class of Class X Certificates will be reduced by the aggregate amount of the principal distributions and realized losses allocated to the related class of Principal Balance Certificates.

Interest Payments:

On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-SB, Class A-2, Class A-3 and Class X Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

As further described in the Preliminary Prospectus, the pass-through rate applicable to each class of the Class X Certificates for each Distribution Date will generally be equal to the excess of the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over the pass-through rate of the related class of Principal Balance Certificates (or the weighted average pass-through rate of those classes of Principal Balance Certificates, if more than one, based on their Certificate Balances).

Prepayment Interest Shortfalls:	Prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:

Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class B Certificates, then, to the Class A-M Certificates, and then to Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates on a pro rata basis

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to the related class of Principal Balance Certificates.

Prepayment Premiums:

A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of each of the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Preliminary Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Whole Loans:

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Element LA secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $55,500,000, evidenced by controlling Note A-1A (the “Element LA Loan”), representing approximately 7.9% of the outstanding principal balance, and also secures on a pari passu basis three companion loans evidenced by (1) Note A-1B, in the outstanding principal balance of $28,500,000 (the “Element LA Note A-1B Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate), (2) Note A-2A, in the outstanding principal balance of $70,000,000 (the “Element LA Note A-2A Companion Loan”), which is included in the GSMS 2015-GS1 securitization trust and (3) Note A-2B, in the outstanding principal balance of $14,000,000 (the “Element LA Note A-2B Companion Loan” and, together with the Element LA Note A-1B Companion Loan and the Element LA Note A-2A Companion Loan, the “Element LA Companion Loans”), which is currently being held by Goldman Sachs Mortgage Company. Each of the Element LA Companion Loans may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Element LA Loan and the Element LA Companion Loans are pari passu in right of payment and are collectively referred to herein as the “Element LA Whole Loan.”

The Element LA Whole Loan will be serviced pursuant to the PSA and the related intercreditor agreement. For additional information regarding the Element LA Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Element LA” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Empire Mall secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $50,000,000, evidenced by Note A-3 and Note A-5 (together, the “Empire Mall Loan”), representing approximately 7.1% of the outstanding principal balance, and also secures on a pari passu basis three companion loans evidenced by (1) controlling Note A-1, in the outstanding principal balance of $40,000,000 (the “Empire Mall Note A-1 Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by Société Générale (or an affiliate), (2) Note A-2, in the outstanding principal balance of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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$75,000,000 (the “Empire Mall Note A-2 Companion Loan”), which is included in the Wells Fargo Commercial Mortgage Trust 2015-P2 mortgage trust and (3) Note A-4, in the outstanding principal balance of $25,000,000 (the “Empire Mall Note A-4 Companion Loan” and, together with the Empire Mall Note A-1 Companion Loan and the Empire Mall Note A-2 Companion Loan, the “Empire Mall Companion Loans”), which (subject to any applicable financing arrangement) is currently being held by Société Générale (or an affiliate). Each of the Empire Mall Companion Loans may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Empire Mall Loan and the Empire Mall Companion Loans are pari passu in right of payment and are collectively referred to herein as the “Empire Mall Whole Loan.”

Prior to the securitization of the Empire Mall Note A-1 Companion Loan, the Empire Mall Whole Loan will be serviced pursuant to the Wells Fargo Commercial Mortgage Trust 2015-P2 pooling and servicing agreement and the related intercreditor agreement. Upon the securitization of the Empire Mall Note A-1 Companion Loan, the servicing of the Empire Mall Whole Loan will transfer to the pooling and servicing agreement for that securitization. For additional information regarding the Empire Mall Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Empire Mall” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as 215 West 34th Street & 218 West 35th Street secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $40,000,000, evidenced by Note A-2 (the “215 West 34th Street & 218 West 35th Street Loan”), representing approximately 5.7% of the Initial Pool Balance, and also secures on a pari passu basis two companion loans evidenced by (1) controlling Note A-1, in the outstanding principal balance of $55,000,000 (the “215 West 34th Street & 218 West 35th Street Note A-1 Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate) and (2) Note A-3, in the outstanding principal balance of $35,000,000 (the “215 West 34th Street & 218 West 35th Street Note A-3 Companion Loan” and, together with the 215 West 34th Street & 218 West 35th Street Note A-1 Companion Loan, the “215 West 34th Street & 218 West 35th Street Companion Loans”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate). Each of the 215 West 34th Street & 218 West 35th Street Companion Loans may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The 215 West 34th Street & 218 West 35th Street Loan and the 215 West 34th Street & 218 West 35th Street Companion Loans are pari passu in right of payment and are collectively referred to herein as the “215 West 34th Street & 218 West 35th Street Whole Loan.”

The 215 West 34th Street & 218 West 35th Street Whole Loan will initially be serviced pursuant to the PSA for this transaction and the related intercreditor agreement. Upon securitization of the 215 West 34th Street & 218 West 35th Street Note A-1 Companion Loan (the “215 West 34th Street & 218 West 35th Street Note A-1 Securitization Date”), the servicing of the 215 West 34th Street & 218 West 35th Street Whole Loan will transfer to the pooling and servicing agreement for that securitization. For additional information regarding the 215 West 34th Street & 218 West 35th Street Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—215 West 34th Street & 218 West 35th Street” in the Preliminary Prospectus. In addition, prior to the 2215 West 34th Street & 218 West 35th Street Note A-1 Securitization Date, CWCapital Asset Management LLC, if necessary, will be the special servicer for the 215 West 34th Street & 218 West 35th Street Whole Loan. After the 215 West 34th Street & 218 West 35th Street Note A-1 Securitization Date, the special servicer under the pooling and servicing related to such securitization will be the special servicer.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as AG Life Time Fitness Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $40,000,000, evidenced by Note A-2 (the “AG Life Time Fitness Portfolio Loan”), representing approximately 5.7% of the Initial Pool Balance, and also secures on a pari passu basis three companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $134,300,000, evidenced by Note A-1, Note A-3 and Note A-4 (each an “AG Life Time Fitness Portfolio Companion Loan”), each of which (subject to any applicable financing arrangement) is currently being held by CCRE (or an

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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affiliate), and which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The AG Life Time Fitness Portfolio Loan and the AG Life Time Fitness Portfolio Companion Loans are pari passu in right of payment and are collectively referred to herein as the “AG Life Time Fitness Portfolio Whole Loan.”

The AG Life Time Fitness Portfolio Whole Loan will initially be serviced pursuant to the PSA for this transaction and the related intercreditor agreement. Upon securitization of the AG Life Time Fitness Portfolio Note A-1 Companion Loan (the “AG Life Time Fitness Portfolio Note A-1 Securitization Date”), the servicing of the AG Life Time Fitness Portfolio Whole Loan will transfer to the pooling and servicing agreement for that securitization. For additional information regarding the AG Life Time Fitness Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—AG Life Time Fitness Portfolio” in the Preliminary Prospectus. In addition, prior to the AG Life Time Fitness Portfolio Note A-1 Securitization Date, CWCapital Asset Management LLC, if necessary, will be the special servicer for the AG Life Time Fitness Portfolio Whole Loan. After the AG Life Time Fitness Portfolio Note A-1 Securitization Date, the special servicer under the pooling and servicing related to such securitization will be the special servicer.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as One Commerce Plaza secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $40,000,000, evidenced by controlling Note A-1 (the “One Commerce Plaza Loan”), representing approximately 5.7% of the outstanding principal balance, and also secures on a pari passu basis a companion loan evidenced by Note A-2, in the outstanding principal balance of $33,000,000 (the “One Commerce Plaza Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate) and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The One Commerce Plaza Loan and the One Commerce Plaza Companion Loan are pari passu in right of payment and are collectively referred to herein as the “One Commerce Plaza Whole Loan.”

The One Commerce Plaza Whole Loan will be serviced pursuant to the PSA and the related intercreditor agreement. For additional information regarding the One Commerce Plaza Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—One Commerce Plaza” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Springfield Mall secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $32,377,972, evidenced by Note A-2 (the “Springfield Mall Loan”), representing approximately 4.6% of the outstanding principal balance, and also secures on a pari passu basis a companion loan evidenced by controlling Note A-1, in the outstanding principal balance of $32,377,972 (the “Springfield Mall Companion Loan”), which is included in the COMM 2015-LC23 Mortgage Trust. The Springfield Mall Loan and the Springfield Mall Companion Loan are pari passu in right of payment and are collectively referred to herein as the “Springfield Mall Whole Loan.”

The Springfield Mall Whole Loan will be serviced pursuant to the COMM 2015-LC23 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Springfield Mall Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Springfield Mall” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as NMS Los Angeles Multifamily Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $30,000,000, evidenced by Note A-2 (the “NMS Los Angeles Multifamily Portfolio Loan”), representing approximately 4.3% of the Initial Pool Balance, and also secures on a pari passu basis two companion loans evidenced by (1) Note A-1, in the outstanding principal balance of $65,000,000 (the “NMS Los Angeles Multifamily Portfolio Note A-1 Companion Loan”), which is included in the COMM 2015-CCRE27 Mortgage Trust, and (2) Note A-3, in the outstanding principal balance of $25,000,000 (the “NMS Los Angeles Multifamily Portfolio Note A-3 Companion Loan”, and together with the NMS Los Angeles Multifamily Portfolio Note A-1 Companion Loan, the “NMS Los Angeles Multifamily Portfolio Companion Loans”), which (subject to any applicable financing

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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arrangement) is currently being held by CCRE (or an affiliate). Each of the NMS Los Angeles Multifamily Portfolio Companion Loans may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The NMS Los Angeles Multifamily Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “NMS Los Angeles Multifamily Portfolio Whole Loan.”

The NMS Los Angeles Multifamily Portfolio Whole Loan will be serviced pursuant to the COMM 2015-CCRE27 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the NMS Los Angeles Multifamily Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—NMS Los Angeles Multifamily Portfolio” in the Preliminary Prospectus.

Control Rights and Directing Holder:

Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than the Empire Mall Loan, the 215 West 34th Street & 218 West 35th Street Loan, the AG Life Time Fitness Portfolio Loan, the Springfield Mall Loan and the NMS Los Angeles Multifamily Portfolio Loan (the “Non-Serviced Whole Loans”). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to each Mortgage Loan (other than the Non-Serviced Whole Loans). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that Seer Capital Partners Master Fund L.P. will be the initial Directing Holder with respect to each Mortgage Loan (other than the Non-Serviced Whole Loans).

For a description of the directing holder for the Non-Serviced Whole Loans, see “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—The Directing Certificateholder” in the Preliminary Prospectus.

Control Eligible Certificates:	Class E, Class F, Class G and Class H Certificates.
Controlling Class:

The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, at least equal to 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to be an Appraised-Out Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Master Servicer will recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:

Will occur when (i) the Class E Certificates have a Certificate Balance (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of such Class) of less than 25% of the initial Certificate Balance of that class or (ii) a holder of the Class E Certificates is the majority Controlling Class Certificateholder and has irrevocably

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights and the Special Servicer will be required to consult with the Directing Holder and the Operating Advisor in connection with asset status reports and material special servicing actions (other than with respect to the Non-Serviced Mortgage Loans).

Consultation Termination Event:

Will occur when (i) there is no Class of Control Eligible Certificates that has a then-outstanding Certificate Balance at least equal to 25% of the initial Certificate Balance of that Class, in each case, without regard to the application of any Appraisal Reduction Amounts; or (ii) a holder of the Class E Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing for this securitization (the “PSA”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than the Non-Serviced Whole Loans) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than the Non-Serviced Whole Loans) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to other than the Non-Serviced Whole Loans, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote (which fees and expenses will not be additional trust fund expenses) and (iii) delivery by such holders to the Certificate Administrator and the Trustee of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to post notice on the Certificate Administrator’s website and concurrently by mail to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard, which such vote must occur within 180 days of the posting of such notice. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer (other than with respect to the Non-Serviced Whole Loans).

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer or the Asset Representations Reviewer, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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In addition, other than with respect to the Non-Serviced Whole Loans, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties as required under the PSA or is otherwise not acting in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Non-Serviced Whole Loans) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the PSA will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the PSA will be capped in the aggregate at $1,000,000 for each Mortgage Loan.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the PSA (including in the form of commissions, brokerage fees or rebates) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Whole Loan and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan (or Serviced Whole Loan, if applicable), the management or disposition of any REO Property, or the performance of any other special servicing duties under the PSA, other than as expressly permitted in the PSA and other than commercially reasonable treasury management fees, banking fees, customary title agent fees and insurance commissions and fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any Mortgage Loan, Serviced Whole Loan or REO Property. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:

With respect to the Mortgage Loans (other than with respect to the Non-Serviced Whole Loans) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The Operating Advisor will not have consultation rights in respect of the Non-Serviced Whole Loans.
Asset Representations Reviewer:

The Asset Representations Reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the Mortgage Loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

The Asset Representations Reviewer may be terminated and replaced without cause. Upon (i) the written direction of Certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the Asset Representations Reviewer with a proposed successor Asset Representations Reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all Certificateholders and the Asset Representations Reviewer of such request by posting such notice on its internet website, and by mailing such notice to all Certificateholders and the Asset Representations Reviewer. Upon the written direction of Certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will terminate all of the rights and obligations of the Asset Representations Reviewer under the PSA by written notice to the Asset Representations Reviewer, and the proposed successor Asset Representations Reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the PSA to the extent those provisions are triggered with respect to any Mortgage Loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the initial requesting certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the initial requesting certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request but the initial requesting certificateholder, if any, or any other Certificateholder or Certificate Owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting certificateholder, if any, or such other Certificateholder or Certificate Owner may deliver a written notice to the special servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that the related material defect has been cured, (ii) the related Mortgage Loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related Mortgage Loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust
STRUCTURE OVERVIEW

entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related Mortgage Loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the PSA. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall:

On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per NRA/ Units(1)	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
Element LA	CCRE	Los Angeles, CA	Office	$55,500,000	7.9%	591	57.1%	1.78x	8.5%
123 Townsend	CCRE	San Francisco, CA	Office	$52,940,092	7.5%	386	48.7%	1.51x	10.2%
Empire Mall	SG	Sioux Falls, SD	Retail	$50,000,000	7.1%	169	54.3%	1.80x	11.2%
215 West 34th Street & 218 West 35th Street	CCRE	New York, NY	Mixed Use	$40,000,000	5.7%	433	54.2%	1.88x	8.1%
AG Life Time Fitness Portfolio	CCRE	Various, Various	Retail	$40,000,000	5.7%	139	57.1%	1.99x	10.7%
One Commerce Plaza	CCRE	Albany, NY	Office	$40,000,000	5.7%	99	73.4%	1.30x	9.9%
Springfield Mall	CCRE	Springfield Township, PA	Retail	$32,377,972	4.6%	290	57.8%	1.78x	11.2%
NMS Los Angeles Multifamily Portfolio	CCRE	Various, CA	Multifamily	$30,000,000	4.3%	312,500	68.8%	1.31x	6.7%
Glenridge Medical Center I	CCRE	Atlanta, GA	Office	$28,935,709	4.1%	262	67.8%	1.25x	8.6%
EIP Multistate Industrial Portfolio	CCRE	Various, Various	Industrial	$25,700,000	3.7%	39	72.6%	1.32x	9.6%
Top 10 Total/Weighted Average				$395,453,774	56.2%		59.7%	1.62x	9.6%
Non-Top 10 Total/Weight Average(2)				$308,097,829	43.8%		63.7%	1.67x	10.4%
(1)	With respect to the Element LA Loan, the Empire Mall Loan, the 215 West 34th & 218 West 35th Street Loan, the AG Life Time Fitness Portfolio Loan, the One Commerce Plaza Loan, the Springfield Mall Loan, and the NMS Los Angeles Multifamily Portfolio Loan, LTV, DSCR, debt yield and cut-off balance per NRA /Units calculations include the related pari passu companion loan(s).

(2)	Excludes the ten largest mortgage loans or group of cross-collateralized mortgage loans.

Distribution of Cut-off Date Balances(1)

						Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio (2)(3)	Maturity Date LTV(2)(3)
$1,997,084	-	$9,999,999	15	$84,010,188	11.9%	4.9731%	119	1.50x	63.4%	54.8%
$10,000,000	-	$19,999,999	8	$113,537,240	16.1%	4.9061%	119	1.68x	66.0%	59.4%
$20,000,000	-	$29,999,999	7	$165,186,110	23.5%	4.8750%	119	1.63x	64.4%	55.0%
$30,000,000	-	$39,999,999	2	$62,377,972	8.9%	4.6839%	117	1.55x	63.1%	57.4%
$40,000,000	-	$55,500,000	6	$278,440,092	39.6%	4.6673%	119	1.71x	56.9%	52.2%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Distribution of Mortgage Rates(1)

						Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio (2)(3)	Maturity Date LTV(2)(3)
4.2210%	-	4.7499%	11	$294,076,064	41.8%	4.4944%	119	1.86x	54.8%	50.7%
4.7500%	-	5.2499%	22	$353,158,720	50.2%	4.9499%	119	1.51x	65.3%	57.6%
5.2500%	-	5.5100%	5	$56,316,817	8.0%	5.3634%	120	1.32x	71.6%	59.0%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Type Distribution(1)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units/Rooms/ NRA/Pads	Cut-off Date Balance per Units/Rooms/ NRA/Pads	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
Retail	22	$241,135,415	34.3%	3,369,257	$204	4.6721%	119	96.0%	1.90x	58.4%	53.1%
Anchored	4	$76,527,972	10.9%	690,780	$179	4.5520%	118	93.9%	2.27x	55.3%	49.6%
Single Tenant	12	$69,925,000	9.9%	1,408,528	$173	4.9660%	119	100.0%	1.82x	58.6%	55.7%
Regional Mall	1	$50,000,000	7.1%	1,124,451	$169	4.3140%	119	97.1%	1.80x	54.3%	47.3%
Unanchored	3	$40,869,443	5.8%	135,974	$328	4.8366%	119	91.5%	1.49x	68.6%	61.7%
Shadow Anchored	2	$3,813,000	0.5%	9,524	$411	4.6290%	120	100.0%	1.89x	60.0%	60.0%
Office	7	$202,386,605	28.8%	1,486,125	$336	4.8914%	119	93.3%	1.53x	60.7%	53.4%
CBD	2	$92,940,092	13.2%	875,739	$263	4.9920%	119	89.4%	1.42x	59.3%	48.9%
Suburban	3	$76,021,556	10.8%	463,131	$467	4.6927%	118	97.9%	1.77x	59.6%	58.0%
Medical	2	$33,424,956	4.8%	147,255	$243	5.0634%	118	93.9%	1.26x	67.3%	55.5%
Multifamily	18	$91,488,458	13.0%	1,366	$172,112	4.8947%	118	97.3%	1.41x	66.0%	61.3%
Industrial	7	$50,551,533	7.2%	1,363,460	$40	5.0193%	119	99.1%	1.43x	69.0%	59.1%
Mixed Use	1	$40,000,000	5.7%	300,287	$433	4.2210%	120	100.0%	1.88x	54.2%	54.2%
Hospitality/Retail	1	$40,000,000	5.7%	300,287	$433	4.2210%	120	100.0%	1.88x	54.2%	54.2%
Self-Storage	8	$39,945,108	5.7%	498,495	$82	4.9121%	119	94.8%	1.35x	65.1%	54.3%
Hospitality	3	$36,047,399	5.1%	499	$72,288	4.9410%	118	68.0%	1.58x	67.9%	53.4%
Full Service	1	$22,250,000	3.2%	302	$73,675	4.8360%	119	72.3%	1.62x	69.5%	53.9%
Limited Service	2	$13,797,399	2.0%	197	$70,051	5.1102%	116	61.1%	1.52x	65.4%	52.6%
Manufactured Housing Community	1	$1,997,084	0.3%	91	$21,946	5.3000%	119	96.7%	1.30x	55.5%	42.0%
Total/Weighted Average	67	$703,551,602	100.0%			4.7926%	119	94.4%	1.65x	61.4%	54.8%

Geographic Distribution(1)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
California	17	$209,357,423	29.8%	4.6985%	118	1.82x	56.1%	53.2%
Southern(4)	11	$107,335,000	15.3%	4.7463%	118	1.65x	61.1%	60.5%
Northern(4)	6	$102,022,423	14.5%	4.6482%	119	1.99x	50.9%	45.5%
New York	2	$80,000,000	11.4%	4.7773%	120	1.59x	63.8%	57.6%
New York City	1	$40,000,000	5.7%	4.2210%	120	1.88x	54.2%	54.2%
Remaining New York State	1	$40,000,000	5.7%	5.3335%	120	1.30x	73.4%	61.0%
Texas	10	$72,400,108	10.3%	4.9099%	119	1.34x	64.3%	53.9%
Georgia	11	$64,942,540	9.2%	5.0457%	119	1.45x	66.4%	58.2%
South Dakota	1	$50,000,000	7.1%	4.3140%	119	1.80x	54.3%	47.3%
Pennsylvania	1	$32,377,972	4.6%	4.4485%	117	1.78x	57.8%	46.8%
Colorado	2	$30,850,000	4.4%	5.1943%	119	1.59x	62.2%	54.4%
Kansas	1	$22,250,000	3.2%	4.8360%	119	1.62x	69.5%	53.9%
Nevada	1	$18,594,443	2.6%	4.9140%	118	1.26x	74.8%	61.5%
South Carolina	2	$16,283,089	2.3%	5.1015%	119	1.45x	74.2%	61.3%
Arizona	2	$15,557,665	2.2%	4.8312%	118	1.52x	63.8%	54.0%
Ohio	4	$12,549,475	1.8%	4.9662%	119	1.73x	65.6%	59.2%
Missouri	2	$12,448,126	1.8%	4.9724%	119	1.48x	68.8%	61.7%
Oklahoma	1	$10,975,000	1.6%	4.7300%	118	2.10x	62.9%	62.9%
Alabama	2	$9,955,121	1.4%	4.9634%	119	1.55x	67.3%	61.1%
Nebraska	1	$9,760,045	1.4%	4.9945%	119	1.32x	72.6%	63.2%
Oregon	1	$8,174,000	1.2%	4.8200%	120	1.20x	56.6%	51.0%
New Jersey	1	$5,926,919	0.8%	4.9040%	119	1.99x	57.1%	57.1%
Massachusetts	1	$5,792,826	0.8%	4.9040%	119	1.99x	57.1%	57.1%
Illinois	1	$4,921,220	0.7%	4.9040%	119	1.99x	57.1%	57.1%
Minnesota	1	$3,915,521	0.6%	4.9040%	119	1.99x	57.1%	57.1%
Virginia	1	$3,607,107	0.5%	4.9040%	119	1.99x	57.1%	57.1%
Indiana	1	$2,913,000	0.4%	4.6290%	120	1.89x	60.0%	60.0%
Total/Weighted Average	67	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Distribution of Cut-off Date LTV Ratios(1)

						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
47.8%	-	54.9%	5	$179,740,092	25.5%	4.4471%	119	1.95x	51.8%	47.2%
55.0%	-	59.9%	9	$184,879,056	26.3%	4.7612%	118	1.80x	57.8%	54.1%
60.0%	-	64.9%	10	$94,447,955	13.4%	4.7847%	119	1.53x	63.4%	57.8%
65.0%	-	69.9%	7	$128,133,509	18.2%	5.0032%	118	1.36x	68.1%	58.2%
70.0%	-	74.8%	7	$116,350,990	16.5%	5.1508%	119	1.33x	73.4%	61.4%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Maturity Date LTV Ratios(1)

						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
39.8%	-	49.9%	6	$168,315,148	23.9%	4.5192%	119	1.87x	52.7%	44.9%
50.0%	-	54.9%	12	$172,960,354	24.6%	4.7450%	119	1.63x	60.6%	53.6%
55.0%	-	59.9%	10	$187,921,110	26.7%	4.8827%	119	1.64x	61.7%	56.9%
60.0%	-	64.9%	9	$144,354,990	20.5%	5.0209%	119	1.47x	70.9%	62.1%
65.0%	-	68.8%	1	$30,000,000	4.3%	4.9380%	116	1.31x	68.8%	68.8%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
1.20x	-	1.39x	15	$239,145,592	34.0%	5.0242%	119	1.28x	68.6%	59.0%
1.40x	-	1.44x	2	$12,089,734	1.7%	5.4820%	118	1.42x	68.4%	55.3%
1.45x	-	1.54x	4	$81,916,640	11.6%	4.8294%	119	1.49x	56.8%	46.9%
1.55x	-	1.99x	13	$319,654,637	45.4%	4.6263%	119	1.80x	58.3%	53.9%
2.00x	-	2.49x	3	$28,745,000	4.1%	4.7431%	119	2.32x	57.4%	57.4%
2.50x	-	3.14x	1	$22,000,000	3.1%	4.2405%	118	3.14x	47.8%	47.8%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Original Terms to Maturity(1)

						Weighted Averages
Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
120	-	120	38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Distribution of Remaining Terms to Maturity(1)

						Weighted Averages
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
115	-	117	4	$76,175,371	10.8%	4.7611%	116	1.55x	63.5%	56.5%
118	-	120	34	$627,376,231	89.2%	4.7964%	119	1.66x	61.2%	54.6%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17

CFCRE 2016-C3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
6.7%	-	8.9%	11	$249,250,261	35.4%	4.7424%	118	1.49x	62.6%	57.5%
9.0%	-	9.9%	9	$112,004,331	15.9%	5.0783%	120	1.40x	69.7%	60.7%
10.0%	-	12.4%	14	$274,247,011	39.0%	4.7505%	119	1.72x	57.9%	50.8%
12.5%	-	14.2%	4	$68,050,000	9.7%	4.6757%	119	2.31x	57.7%	51.3%
Total/Weighted Average			38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Amortization Types(1)

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)(3)	Maturity Date LTV(2)(3)
Amortizing Balloon	17	$281,513,602	40.0%	4.9706%	119	1.42x	64.2%	52.8%
Interest Only	12	$254,214,000	36.1%	4.6353%	119	1.96x	58.0%	58.0%
Interest Only, then Amortizing	9	$167,824,000	23.9%	4.7323%	119	1.54x	62.0%	53.3%
Total/Weighted Average	38	$703,551,602	100.0%	4.7926%	119	1.65x	61.4%	54.8%

Footnotes:

(1)	With respect to the Element LA Loan, the Empire Mall Loan, the 215 West 34th Street & 218 West 35th Street Loan, the AG Life Time Fitness Portfolio Loan, the One Commerce Plaza Loan, the Springfield Mall Loan, and the NMS Los Angeles Multifamily Portfolio Loan, LTV, DSCR, Debt Yield and Cut-off Balance per Units/Rooms/ NRA/Pads calculations include the related pari passu companion loan(s). With respect to four mortgage loans, representing 9.3% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date LTV have in certain cases been calculated based on the “as complete” or “as stabilized” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.

(2)	With respect to two mortgage loans, representing 5.7% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date LTV have in certain cases been calculated based on the “as portfolio” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.

(3)	Reflects allocated loan amount for properties securing multi-property mortgage loans.

(4)	For purposes of determining whether a mortgaged property is in Northern California or Southern California, Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

18

CFCRE 2016-C3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
123 Townsend	CCRE	San Francisco, CA	Office	$52,940,092	7.5%	CD 2005-C1
Empire Mall	SG	Sioux Falls, SD	Retail	$50,000,000	7.1%	BACM 2006-6
One Commerce Plaza	CCRE	Albany, NY	Office	$40,000,000	5.7%	CSCM 2007-C5
NMS Los Angeles Multifamily Portfolio	CCRE	Various, CA	Multifamily	$30,000,000	4.3%	Various(2)
AMC Theatres Denver	CCRE	Highlands Ranch, CO	Retail	$23,500,000	3.3%	WBCMT 2006-C23
Securlock Storage Portfolio	LIG	Various, TX	Self-Storage	$22,800,401	3.2%	GSMS 2007-GG10
Tennant Station	CCRE	Morgan Hill, CA	Retail	$22,000,000	3.1%	BSCMS 2005-PW10
Grand Canyon Parkway	CCRE	Las Vegas, NV	Retail	$18,594,443	2.6%	JPMCC 2005-LDP4
Eastland Plaza	CCRE	Stockton, CA	Retail	$14,800,000	2.1%	CD 2007-CD4
Securlock Storage Portfolio II	LIG	Various, TX	Self-Storage	$14,174,707	2.0%	Various(3)
Pacific Concourse Office Building	CCRE	Los Angeles, CA	Office	$11,360,000	1.6%	MSC 2006-T21
Turton Apartments	CCRE	Various, GA	Multifamily	$10,350,000	1.5%	Various(4)
Regency Square	CCRE	Pueblo, CO	Retail	$7,350,000	1.0%	GMACC 2006-C1
Deer Valley Four	SG	Phoenix, AZ	Industrial	$6,500,000	0.9%	CSMC 2007-C1(5)
LA Fitness - Langham Creek	SG	Houston, TX	Retail	$6,425,000	0.9%	BSCMS 2007-T28
Beckford & Northrup Apartments	LIG	North Canton, OH	Multifamily	$6,193,458	0.9%	Various(6)
Los Coyotes Center	CCRE	Long Beach, CA	Retail	$5,275,000	0.7%	COMM 2006- C7
Yucaipa Self Storage	CCRE	Yucaipa, CA	Self-Storage	$2,970,000	0.4%	GECMC 2006-C1
Total				$345,233,102	49.1%
(1)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financings for Luxe at 1539, Luxe at 1759, NMS at Northridge and NMS at Warner Center were previously securitized in the FREMF 2010-K9, FREMF 2011-K11, FREMF 2012-K709 and COMM 2007-C9 securitizations, respectively.

(3)	The most recent financings for Securlock - Bedford, Securlock - Hurst and Securlock - Vista Ridge were previously securitized in the COMM 2006-C8, GSMS 2007-GG10 and BACM 2006-3 securitizations, respectively.

(4)	The most recent financing for Madison Place Apartments was previously securitized in the FN 2011 MEGA securitization.

(5)	Only one of the four adjacent buildings was included in the CSMC 2007-C1 securitization.

(6)	The most recent financings for Beckford Place and Northrup Court were previously securitized in the MLFT 2006-1 and WBCMT 2005-C16 securitizations, respectively.

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loans Cut-off Date Balance	Loan Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Control Rights
Element LA	$55,500,000	$112,500,000	$168,000,000	CFCRE 2016-C3	Wells Fargo	CWCapital Asset Management LLC	CFCRE 2016-C3
Empire Mall	$50,000,000	$140,000,000	$190,000,000	WFCM 2015-P2(1)	Wells Fargo(1)	C-III Asset Management LLC(1)	Note A-1(1)
215 West 34th Street & 218 West 35th Street	$40,000,000	$90,000,000	$130,000,000	CFCRE 2016-C3(1)	Wells Fargo(1)	CWCapital Asset Management LLC(1)	Note A-1(1)
AG Life Time Fitness Portfolio	$40,000,000	$134,300,000	$174,300,000	CFCRE 2016-C3(1)	Wells Fargo(1)	CWCapital Asset Management LLC(1)	Note A-1(1)
One Commerce Plaza	$40,000,000	$33,000,000	$73,000,000	CFCRE 2016-C3	Wells Fargo	CWCapital Asset Management LLC	CFCRE 2016-C3
Springfield Mall	$32,377,972	$32,377,972	$64,755,944	COMM 2015-LC23	Wells Fargo	LNR Partners, LLC	COMM 2015-LC23
NMS Los Angeles Multifamily Portfolio	$30,000,000	$90,000,000	$120,000,000	COMM 2015-CCRE27	Midland	Rialto Capital Advisors, LLC	COMM 2015-CCRE27
(1)	The controlling note is expected to be securitized in a future securitization trust. Servicing will transfer to the pooling & servicing agreement governing for that securitization at such time. Upon securitization of the controlling note, the master servicer, special servicer and party having control rights will be the parties designated as such under the pooling & servicing agreement governing for that securitization trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

19

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

Mortgage Loan Information
Loan Seller(1):	CCRE
Loan Purpose:	Refinance
Sponsor:	Hudson Pacific Properties, L.P.
Borrower:	Hudson Element LA, LLC
Original Balance(2):	$55,500,000
Cut-off Date Balance(2):	$55,500,000
% by Initial UPB:	7.9%
Interest Rate:	4.5930%
Payment Date:	6th of each month
First Payment Date:	December 6, 2015
Maturity Date:	November 6, 2025
Amortization:	Interest Only
Additional Debt(2)(3):	$112,500,000 Pari Passu Debt; Future Mezzanine Debt or Preferred Equity Permitted
Call Protection:	L(3), YM1(113), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$760,000	$190,000
Insurance:	$0	Springing
Replacement(5):	$0	Springing
Leasing:	$0	Springing
Environmental Remediation:	$193,750	NAP

Financial Information(6)
Cut-off Date Balance / Sq. Ft.:	$591
Balloon Balance / Sq. Ft.:	$591
Cut-off Date LTV:	57.1%
Balloon LTV:	57.1%
Underwritten NOI DSCR:	1.82x
Underwritten NCF DSCR:	1.78x
Underwritten NOI Debt Yield(7):	8.5%
Underwritten NCF Debt Yield:	8.3%
Underwritten NOI Debt Yield at Balloon:	8.5%
Underwritten NCF Debt Yield at Balloon:	8.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Los Angeles, CA
Year Built / Renovated:	1947-1953 / 2013-2015
Total Sq. Ft.(8):	284,037
Property Management:	Hudson OP Management, LLC
Underwritten NOI:	$14,232,887
Underwritten NCF:	$13,906,245
Appraised Value:	$294,000,000
Appraisal Date:	August 31, 2015

Historical NOI(9)
Contractual NOI(10):	$15,171,643 (May 1, 2016)
2014 NOI:	NAP
2013 NOI:	NAP
2012 NOI:	NAP

Historical Occupancy(9)
Most Recent Occupancy:	100.0% (December 30, 2015)
2014 Occupancy:	NAP
2013 Occupancy:	NAP
2012 Occupancy:	NAP
(1)	The Element LA Whole Loan was co-originated by Cantor Commercial Real Estate Lending, L.P. and Goldman Sachs Mortgage Company.

(2)	The Element LA Whole Loan is evidenced by four pari passu notes in the aggregate original principal amount of $168.0 million. The controlling Note A-1A, with an original principal balance of $55.5 million, will be included in the CFCRE 2016-C3 mortgage trust. The related companion loans have an aggregate original principal balance of $112.5 million and are evidenced by three non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.

(3)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(4)	See “Initial Reserves” and “Ongoing Reserves” below.

(5)	Replacement reserves are capped at $127,817 and are not required if the actual debt yield is equal to or greater than 6.75% for two consecutive quarters. See “Ongoing Reserves” below.

(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Element LA Whole Loan.

(7)	Based on the Contractual NOI, which represents Riot Games’ contractual base rent of $15,409,645 ($54.25 PSF) in May 2016 adjusted for non-reimbursable estimated expenses, the NOI debt yield on a $168.0 million loan amount is approximately 9.0%. Based on Riot Games’ contractual base rent of $20,709,275 ($72.91 PSF) in April 2026 adjusted for non-reimbursable estimated expenses, the NOI debt yield on a $168.0 million loan amount is approximately 12.1%.

(8)	The collateral for the Element LA Loan also includes a six-story parking structure containing approximately 832 parking stalls.

(9)	The borrower acquired the Element LA Property in two phases between 2012 and 2013 for approximately $101.3 million and subsequently implemented a $97.1 million ($342 PSF) redevelopment to re-position the Element LA Property as a creative office campus. As a result, Historical NOI and Historical Occupancy are not applicable.

(10)	Per the terms of the Riot Games’ lease, contractual base rent is currently $14,960,821 ($52.67 PSF). In May 2016, the contractual base rent increases to $15,409,645 ($54.25 PSF).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

21

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Riot Games(3)	A+/A2/A	284,037	100.0%	$54.25	100.0%	3/31/2030
Total Occupied Collateral		284,037	100.0%	$54.25	100.0%
Vacant		0	0.0%
Total		284,037	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	U/W Base Rent PSF includes contractual rent steps through May 31, 2016. Riot Games’ current base rent is $14,960,821 ($52.67 PSF) with 3.0% contractual annual rent increases commencing April 1, 2016 through lease maturity. Riot Games’ base rent includes parking rent. The appraiser concluded a market rent of $54.50 ($46.20 PSF for the office space and $8.30 PSF for parking usage). U/W Base Rent PSF of $54.25 PSF is approximately 0.5% below the appraiser’s conclusion of $54.50 PSF.

(3)	Riot Games has a termination right effective March 31, 2025 with 12 months’ notice and payment of a termination fee estimated to be approximately $16.7 million. The Element LA Loan is structured with a cash flow sweep related to this termination option as described in “Ongoing Reserves” below. The appraiser assigned a hypothetical “dark value” of $229,000,000 for the Element LA Property. The cut-off date LTV ratio based on the hypothetical “dark value” is 73.4%.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter(2)	1	284,037	100.0%	284,037	100.0%	$54.25	100.0%	100.0%
Vacant	NAP	0	0.0%	284,037	100.0%	NAP	NAP
Total / Wtd. Avg.	1	284,037	100.0%			$54.25	100.0%

(1)	Annual U/W Base Rent PSF includes contractual rent steps through May 31, 2016. Riot Games’ current base rent is $14,960,821 ($52.67 PSF) with 3.0% contractual annual rent increases commencing April 1, 2016 through lease maturity. Riot Games’ base rent includes parking rent. The appraiser concluded a market rent of $54.50 ($46.20 PSF for the office space and $8.30 PSF for the parking revenue). U/W Base Rent PSF of $54.25 PSF is approximately 0.5% below the appraiser’s conclusion of $54.50 PSF.

(2)	Riot Games’ lease expires on March 31, 2030. Riot Games has a termination right effective March 31, 2025 with 12 months’ notice and payment of a termination fee estimated to be approximately $16.7 million. The Element LA Loan is structured with a cash flow sweep related to this termination option as described under “Ongoing Reserves” below. The appraiser assigned a hypothetical “dark value” of $229,000,000 for the Element LA Property. The cut-off date LTV ratio based on the hypothetical “dark value” is 73.4%.

The Loan. The Element LA whole loan (the “Element LA Whole Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 284,037 sq. ft. creative office campus in the technology and media-hub of West Los Angeles, California (the “Element LA Property”) with an original principal balance of $168.0 million. The Element LA loan is evidenced by the controlling Note A-1A, with an original principal balance of $55.5 million (“Element LA Loan”), which will be included in the CFCRE 2016-C3 Mortgage Trust. The pari passu non-controlling Note A-1B, Note A-2A and Note A-2B, with a combined aggregate original principal balance of $112.5 million will not be included in the trust. The Note A-2A was included in the GSMS 2015-GS1 Mortgage Trust. The Note A-1B and Note A-2B are expected to be held by CCRE and GSMC, respectively, and contributed to a future securitization trust.

The relationship between the holders of the Element LA Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Element LA Whole Loan” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

22

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1A	$55,500,000	$55,500,000	CFCRE 2016-C3	Yes
Note A-1B	$28,500,000	$28,500,000	CCRE	No
Note A-2A	$70,000,000	$70,000,000	GSMS 2015-GS1	No
Note A-2B	$14,000,000	$14,000,000	GSMC	No
Total	$168,000,000	$168,000,000

The Element LA Loan has a 10-year term and is interest only throughout the term. The Element LA Loan accrues interest at a fixed rate equal to 4.5930% and has a cut-off date balance of $55.5 million. Loan proceeds were used to retire existing debt of approximately $83.2 million, fund upfront reserves, pay closing costs and return approximately $78.3 million of equity to the borrower. Based on the as-is appraised value of $294.0 million as of August 31, 2015 the cut-off date LTV ratio is 57.1%. The most recent financing of the Element LA Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$168,000,000	100.0%	Loan Payoff	$83,176,227	49.5%
			Reserves	$953,750	0.6%
			Riot Games TI Allowance	$3,069,849	1.8%
			Closing Costs	$2,483,566	1.5%
			Return of Equity(1)	$78,316,608	46.6%
Total Sources	$168,000,000	100.0%	Total Uses	$168,000,000	100.0%
(1)	The borrower sponsor acquired the Element LA Property in two phases between 2012 and 2013 and subsequently redeveloped the property for a total cost basis of approximately $198.5 million.

The Borrower / Sponsor. The borrower, Hudson Element LA, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is Hudson Pacific Properties, L.P.

Hudson Pacific Properties, Inc. (“Hudson”), a direct owner of the borrower sponsor, is a full-service, California based, publicly traded REIT (NYSE: HPP) (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P) focused on owning, operating, and acquiring office properties primarily in California. Since its founding in 2006, Hudson has assembled a portfolio of 53 properties totaling approximately 17.3 million sq. ft., including land for development, in high-growth, high-barrier-to-entry submarkets throughout Northern and Southern California and the Pacific Northwest.

The Property. The Element LA Property is a Class A creative office campus redevelopment in the technology and media-hub of West Los Angeles, California. The 12.2 acre site consists of five buildings totaling 284,037 sq. ft. and a six-story, 832-stall parking garage. The Element LA Property is 100.0% leased to the video gaming company Riot Games, a subsidiary of the Chinese company Tencent Holdings Limited (“Tencent”).

The campus was originally completed in 1940’s and 1950’s as an office, research & development and manufacturing campus. The borrower sponsor acquired the Element LA Property in two phases between 2012 and 2013 and subsequently implemented a $97.1 million ($342 PSF) redevelopment to re-position the Element LA Property as a creative office campus. In addition to the borrower sponsor’s cost basis of approximately $198.5 million, Riot Games, Inc. (“Riot Games”) has invested approximately $52.6 million ($185 PSF) to build out its space. The recently completed redevelopment included a complete restoration of the existing buildings, renovation of the expansive floor plates and interiors featuring high, wooden bow truss ceilings, sawtooth skylights and industrial windows, as well as high-tech, top-of-the-line building systems. On-site amenities include movie theaters, multiple dining options, a basketball court, bike storage, laundry drop-off and an array of elaborately-designed indoor and outdoor common areas.

Environmental Matters. According to a Phase I environmental report, dated October 1, 2015, there are no recognized environmental conditions or recommendations for further action at the Element LA Property other than the recommendations for (i) the closure of the two open California Regional Water Quality Control Board investigations relating to previous onsite manufacturing activities that had impacted soil and groundwater at the Element LA Property (the “Element LA Open Investigations”) and (ii) development of an asbestos operations and maintenance plan. The borrower deposited $193,750 into an environmental reserve account, which represents 125% of the estimated cost to obtain no further action letters with respect to the two Element LA Open Investigations. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

Tenancy.

Riot Games (284,037 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent) The Element LA Property is 100.0% leased to Riot Games, the creator of the video game League of Legends. Founded in 2006, Riot Games is an American video game developer and publisher with approximately 1,500 employees spread across 17 offices in 14 countries. The Element LA Property serves as the global headquarters for Riot Games. Riot Games is wholly owned by Tencent (rated by A+/A2/A by Fitch/Moody’s/S&P), the fifth largest internet company in the world by market capitalization as of May 2015. In addition to holding a majority interest in Riot Games, Tencent has an ownership interest in gaming company Activision Blizzard, Inc., the maker of the video games Call of Duty and World of Warcraft, and the company Epic Games, Inc., the maker of the Unreal Engine game development tools. According to newzoo.com, Tencent is the largest gaming company in the world based on revenues.

Riot Games is the creator of the video game League of Legends, a free-to-play game that has established a user base in excess of 67 million monthly users and 27 million daily users. In 2014, League of Legends generated over $1.3 billion in revenues. Recent accolades include Fortune’s 100 Best Companies to Work For, Great Place to Work’s Best Medium-Size Companies to Work For in America, and Game Developer Magazine’s Top 30 Developers of All Time.

Riot Games relocated its headquarters to the Element LA Property pursuant to a 15-year, triple-net lease, which expires on March 31, 2030. Base rent for the lease is approximately $15.0 million ($52.67 PSF) with contractual annual increases of 3.0% through lease maturity. The lease is structured with two, 5-year renewal options. In addition, the tenant may terminate its lease effective March 31, 2025 with 12 months’ notice and payment of a termination fee of approximately $16.7 million.

The Market. The Element LA Property is located along the Olympic Boulevard corridor, a two mile stretch of office and mixed-used buildings situated in the West Los Angeles district of Los Angeles, California. Bordered by Santa Monica to the west and Westwood / Beverly Hills to the east, the Element LA Property is located within one mile of both the Santa Monica Freeway (Interstate 10) and the San Diego Freeway (Interstate 405). Additionally, the planned Expo/Bundy Metro Expo Line Station, which is expected to open in 2016, is located within 0.5 miles of the Element LA Property. In 2014, the population and average household income within a three-mile radius of the Element LA Property were approximately 316,000 and $96,000, respectively.

The Element LA Property is located in the Westside office market, which includes tenants such as Electronic Arts, Creative Artists Agency, E! Entertainment, UCLA, Fox, Google, Yahoo and Microsoft. As of the second quarter of 2015, the Westside office market had an average rental rate of $43.88 PSF with a vacancy rate of 11.8%.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Element LA Property:

Comparable Set(1)
Name	City	Lease Area	Lease Term	Rent PSF (NNN)(2)
Element LA Property	Los Angeles	284,037	180	$45.11
1733 Ocean	Santa Monica	35,270	126	$46.50
Broadway Plaza	Santa Monica	34,715	120	$44.10
Water Garden Phase	Santa Monica	89,000	120	$33.30
Arboretum Gateway	Santa Monica	201,006	120	$48.60
Penn Station	Santa Monica	76,000	180	$46.20
Colorado Center	Santa Monica	61,673	120	$47.10
Lantana Center West	Santa Monica	56,000	36	$54.00
12312 W. Olympic Boulevard	Santa Monica	78,000	120	$43.80
Lantana Center South	Santa Monica	133,056	120	$45.20
The Collective	Playa Vista	131,000	120	$41.40
Playa Jefferson	Playa Vista	60,000	156	$27.00
The Reserve	Playa Vista	135,000	114	$31.80
Ilo at Playa Vista	Playa Vista	107,000	63	$29.70
(1)	Source: appraisal.

(2)	Represents triple-net rent as determined by the appraiser, except for the Element LA Property, which was provided by the borrower. Riot Games’ current base rent is $52.67 PSF, which includes parking revenue. The appraiser concluded a market rent of $54.50 ($46.20 PSF for the office space and $8.30 PSF for the parking revenue).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

24

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

Cash Flow Analysis.

Cash Flow Analysis(1)
	Contractual (May 2016)(2)	U/W	U/W PSF
Base Rent(3)	$15,409,645	$15,409,645	$54.25
Value of Vacant Space	0	0	0.00
Gross Potential Rent	$15,409,645	$15,409,645	$54.25
Total Recoveries	$3,578,381	3,559,025	12.53
Less: Vacancy(4)	0	(948,434)	(3.34)
Effective Gross Income	$18,988,026	$18,020,236	$63.44
Total Operating Expenses	$3,816,383	3,787,349	13.33
Net Operating Income	$15,171,643	$14,232,887	$50.11
TI/LC	0	284,037	1.00
Capital Expenditures	0	42,606	0.15
Net Cash Flow	$15,171,643	$13,906,245	$48.96

(1)	The borrower acquired the Element LA Property in two phases between 2012 and 2013 for approximately $101.3 million and subsequently implemented a $97.1 million ($342 PSF) redevelopment to re-position the Element LA Property as a creative office campus. Riot Games relocated its headquarters to the Element LA Property pursuant to a 15-year, triple-net lease, which expires on March 31, 2030.

(2)	Contractual (May 2016) represents Riot Games’ contractual base rent of $15,409,645 ($54.25 PSF) in May 2016 adjusted for non-reimbursable estimated expenses. Riot Games’ current base rent is approximately $14,960,821.

(3)	U/W Base Rent includes $448,824 in contractual rent steps through May 31, 2016. Riot Games’ current base rent is $14,960,821 ($52.67 PSF) with 3.0% contractual annual rent increases commencing April 1, 2016 through lease maturity. Base Rent includes parking revenue. The appraiser concluded a market rent of $54.50 ($46.20 PSF for the office space and $8.30 PSF for the parking revenue). U/W Base Rent of $54.25 PSF is approximately 0.5% below the appraiser’s conclusion of $54.50 PSF.

(4)	U/W Vacancy represents 5.0% of Base Rent and Total Recoveries, which is greater than the appraiser’s concluded vacancy rate of 2.0%. The Element LA Property is currently 100.0% occupied by Riot Games.

Property Management. The Element LA Property is managed by Hudson OP Management, LLC, an affiliate of the borrower.

Lockbox / Cash Management. The Element LA Loan is structured with a hard lockbox and springing cash management. On each business day that no Element LA Trigger Period or event of default under the Element LA Loan is continuing, all funds in the lockbox account (less any required minimum balance) are required to be swept into a borrower-controlled operating account. On each business day during the continuance of an Element LA Trigger Period or an event of default under the Element LA Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account.

On each due date during the continuance of an Element LA Trigger Period, all amounts on deposit in the cash management account are required to be used to pay debt service, required reserves, budgeted operating expenses and other expenses and available funds remaining after such payments are made will be deposited into the leasing reserve account, provided that if the Element LA Trigger Period in effect is solely as the result of a Major Tenant Event, then such deposits into the leasing reserve account will be capped at the Leasing Reserve Account Cap with any excess returned to the borrower. During the continuance of an event of default, the lender may apply such amounts in any order in its sole discretion.

“Leasing Reserve Account Cap” means (a) $11,361,480, if the applicable Major Tenant Event is a result of Riot Games vacating at least 90% of its space prior to March 31, 2024, provided, that such amount will only be applicable until March 31, 2024 and if a corresponding Major Tenant Event cure has not occurred prior to March 31, 2024, then the amount in the following clause (b) will thereafter be applicable; and/or (b) $22,722,960, if the applicable Major Tenant Event is a result of Riot Games (i) being the subject of a bankruptcy action, (ii) giving notice of its intent to terminate its lease, or (iii) vacating at least 90% of its premises, and such vacation either (A) first occurred after March 31, 2024 or (B) occurred prior to March 31, 2024 but which is continuing after March 31, 2024 without a corresponding Major Tenant Event cure; and/or (C) following the occurrence of a Major Tenant Event with respect to Riot Games, if the Riot Games space is re-let and a Successor Tenant thereafter vacates at least 90% of its premises prior to March 31, 2024, an amount equal to the net rentable square footage of such Successor Tenant’s leased premises multiplied by $40.00, provided that the amount in this clause (C) will only be applicable until March 31, 2024 and if a corresponding Major Tenant Event cure has not occurred prior to March 31, 2024, then the amount in the following clause (D) will thereafter be applicable; and/or (D) following the occurrence of a Major Tenant Event with respect to Riot Games, if the Riot Games space is re-let and the Successor Tenant thereafter (i) is the subject of a bankruptcy action, (ii) gives notice of intent to terminate its lease, or (iii) vacates at least 90% of its premises, and such vacation either (A) first occurs after March 31, 2024 or (B) occurred prior to March 31, 2024 but is continuing after March 31, 2024

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

without a corresponding Major Tenant Event cure, an amount equal to the net rentable square footage of such Successor Tenant’s leased premises multiplied by $80.00.

An “Element LA Trigger Period” means (i) during the continuance of an event of default under the Element LA Loan and ending upon the affirmative written waiver of the event of default under the Element LA Loan by the lender, (ii) any period commencing upon the debt yield (or, if subordinate financing is outstanding, the aggregate debt yield), as calculated under the related loan documents, for two consecutive calendar quarters being less than 6.75%; provided, however, the lender will not make its first determination of the debt yield for purposes of determining whether an Element LA Trigger Period has commenced until after the calendar quarter ending on March 31, 2016, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is at least equal to 6.75%, (iii) if the borrower, guarantor or property manager files for or is the subject of a petition in bankruptcy, insolvency or similar proceeding and ending when such bankruptcy proceeding has been discharged, stayed or dismissed, (iv) during the continuance of a Major Tenant Event and (v) any period during which a Guarantor Downgrade is in effect.

A “Major Tenant Event” means a period (a) commencing upon the occurrence of any of the following: (i) Riot Games or any successor tenant who leases at least 85,211 sq. ft. at the Element LA Property (a “Successor Tenant”) becoming a voluntary debtor in any state or federal bankruptcy, insolvency or similar proceeding or being subject to any involuntary bankruptcy, insolvency or similar proceeding, (ii) the delivery by Riot Games or any Successor Tenant of a notice of termination pursuant to the Riot Games lease or any applicable lease with a Successor Tenant or (iii) Riot Games or any Successor Tenant vacating all or a substantial portion of its respective leased premises, and (b) ending (i) with respect to subclause (a)(i) above, if such lease has been affirmed and assumed in the bankruptcy proceedings and is legally valid and in full force and effect and 12 months have passed without the occurrence of any other bankruptcy event; (ii) with respect to subclause (a)(ii) above, either Riot Games or the Successor Tenant has rescinded such termination notice or the premises has been re-let in accordance with the terms and conditions described in subclause (b)(iii) below; and (iii) with respect to subclause (a)(iii) above, when (1) the space currently leased to the related tenant has been leased to a satisfactory replacement tenant(s) approved by the lender pursuant to a lease(s) approved by the lender, (2) such replacement tenant(s) has commenced occupancy of such space and is making rent payments and is open for business, (3) the re-tenanting debt yield (or, if subordinate financing is outstanding, the re-tenanting aggregate debt yield) is equal to at least 6.75%, (4) the payment of any outstanding tenant improvement obligations or leasing commissions of the borrower as landlord relating to the replacement lease or leases, subject to certain conditions and (5) except as set forth in the immediately preceding clause (4) above, all obligations of the borrower as landlord under any such replacement lease or leases (including, without limitation, leasing commission obligations, but excluding tenant improvement obligations of the landlord required in connection with a future lease extension) have been duly performed, completed and paid for, such evidence of all of the foregoing to include, without limitation, a fully-executed copy of each such lease and an estoppel certificate from each such tenant.

Initial Reserves. At origination, the borrower deposited (i) $760,000 into a tax reserve account and (ii) $193,750 into an environmental reserve account, which represents 125% of the estimated cost to obtain no further action letters with respect to the two Element LA Open Investigations.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual taxes premiums, which currently equates to $190,000 and (ii) $3,550 ($0.15 PSF annually) into a replacement reserve account, subject to a cap of $127,817; provided, however, that reserve deposits for replacements are not required if the actual debt yield is not less than 6.75% for two consecutive calendar quarters and there is no continuing event of default. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums if an acceptable blanket insurance policy is no longer in place or there is an event of default or the guarantor fails to satisfy its net worth, liquidity and/or financial reporting requirements set forth in the Element LA Loan documents.

In addition, in the event that the long term, unsecured and unsubordinated debt rating of the guarantor is downgraded below a rating equivalent to “BBB-” by S&P or “Baa3” by Moody’s on or after April 1, 2023 (the “Guarantor Downgrade”) then either (i) there will be an excess cash flow sweep until there has been $1,420,185 (the “Riot Games Recourse Amount”) deposited into a reserve account for a mid-lease term tenant improvement allowance per the Riot Games lease, any portion of which amount may be waived by Riot Games as evidenced by an estoppel or (ii) the borrower will deliver to the lender a letter of credit in the amount of such then outstanding Riot Games Recourse Amount. The guarantor of the Element LA Loan is rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P.

In addition, on each due date during the continuance of an Element LA Trigger Period that (a) is triggered solely by a Major Tenant Event then the borrower will be required to escrow all excess cash flow after payment of debt service, reserves, budget operating expenses and other amounts due into a leasing reserve (the “Leasing Reserve”) until the amount in such Leasing Reserve is equal to the Leasing Reserve Account Cap and (b) is not the result of a Major Tenant Event, then the borrower will be required to escrow all excess cash flow after payment of debt service, reserves, budget operating expenses and other amounts due into the Leasing Reserve, without any cap on the amount so reserved, in each of the foregoing instances, as additional collateral.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

26

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The related loan documents permit future mezzanine financing or preferred equity (either referred to in this paragraph as “mezzanine financing”) after the earlier of (1) the sixth payment date after the closing date of the securitization or (2) the 24th payment date after the origination of the Element LA Loan, subject to satisfaction of certain conditions set forth in the related loan documents, including among others: (i) no event of default under the Element LA Loan exists; (ii) the structure of the mezzanine financing, including any intercreditor agreement required by the lender, is in form and substance reasonably acceptable to the lender and any rating agency; (iii) the mezzanine loan together with the Element LA Loan has a combined loan-to-value ratio (as calculated under the related loan documents) of no greater than 57.1%; (iv) the debt service coverage ratio (as calculated under the related loan documents and taking into account the mezzanine loan and the Element LA Loan) is at least 1.90x; (v) the combined debt yield (as calculated under the related loan documents) of the mezzanine loan and the Element LA Loan is equal to or greater than 9.0%; (vi) the mezzanine loan is subordinate to the Element LA Loan; and (vii) receipt of a rating agency confirmation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

27

1861-1933 South Bundy Drive Los Angeles, CA 90025 & 90064	Collateral Asset Summary – Loan No. 1 Element LA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 57.1% 1.78x 8.5%

CARTIFACT
Element LA
1861-1933 South Bundy Drive
Los Angeles, CA 90025; 90064
HOLLYWOOD HILLS
Griffith Park
Lake Hollywood
Ford Amphitheatre
Hollywood Bowl
Hollywood & Highland
Walk of Fame
HOLLYWOOD
Henson Studios
Sunset & Gower Studios
Paramount Studios
RED LINE
Skirball Cultural Center
University of Judaism
Mountaingate Country Club
Sepulveda Pass Open Space
Stone Canyon Reservoir
Franklin Canyon Park
Runyon Canyon Park
BEVERLY GLEN
TROUSDALE ESTATES
Greystone Mansion
SUNSET STRIP
West Hollywood
The Lot
Pacific Design Center
MELROSE AVENUE
BEL AIR ESTATES
HOLMBY HILLS
Mt St Marys College-Chalon Campus
The Getty Center
Bel Air Country Club
Fowler Museum
Drake Stadium
UCLA
UCLA Medical Center
Beverly Hills
Los Angeles Country Club
GOLDEN TRIANGLE
Cedars Sinai Medical Ctr
Beverly Center
CBS TV
The Grove
Farmers Market
Pan Pacific Park
Wilshire Country Club
WINDSOR SQUARE
HANCOCK PARK
LARCHMONT VILLAGE
LACMA
La Brea Tar Pits
PURPLE LINE (PLANNED)
MIRACLE MILE
BRENTWOOD
WESTWOOD VILLAGE
Westfield Century City
CENTURY CITY
WESTWOOD
Museum of Tolerance
20th Century Fox Studios
Los Angeles
MID-CITY
FAIRFAX/ LITTLE ETHIOPIA
COUNTRY CLUB PARK
Riviera Country Club
WEST LOS ANGELES
Hillcrest Country Club
Rancho Park Golf Course
La Cienega Plaza
St Elmo Village
WESTSIDE
SAWTELLE
Westside Pavilion
Kaiser Permanente Medical Center
CHEVIOT HILLS
Santa Monica
EXPO LINE (PHASE 2)
BALDWIN VILLAGE
JEFFERSON PARK
Culver Studios
EXPO LINE
PALMS
DOWNTOWN CULVER CITY
Sony Studios
BALDWIN VISTA
THIRD STREET PROMENADE
Santa Monica College
MAR VISTA
Culver City
LEIMERT PARK
Santa Barbara Plaza
OCEAN PARK
SANTA MONICA MUNICIPAL AIRPORT
Santa Monica Pier
Penmar Golf Course
Kenneth Hahn State Recreation Area
West LA College
MAIN STREET
Venice Beach
LADERA HEIGHTS
VENICE
SILICON BEACH
DEL REY
Holy Cross Cemetery
Kindred Hospital
VIEW PARK WINDSOR HILLS
CRENSHAW
Marina del Rey
Villa Marina Marketplace
Fox Hills Mall
FOX HILLS
HYDE PARK
Playa Vista
Loyola Marymount University
WESTCHESTER
Inglewood Park Cemetery
VERMONT KNOLLS
Centinela Freeman Regional Medical Ctr
Otis College of Art & Design
Northrop-Rice Aviation Inst.
Inglewood
The Forum
Univ. of West LA
Centinela Hospital
NFL Stadium Dev. Site
LOS ANGELES INTERNATIONAL AIRPORT
LENNOX
El Segundo
EXPO/BUNDY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	John F. Swift
Borrower:	SFI Real Estate Holdings LLC
Original Balance:	$53,000,000
Cut-off Date Balance:	$52,940,092
% by Initial UPB:	7.5%
Interest Rate:	4.7340%
Payment Date:	6th of each month
First Payment Date:	January 6, 2016
Maturity Date:	December 6, 2025
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Springing Hard/ Springing

Reserves(1)
	Initial	Monthly
Taxes:	$107,083	$21,417
Insurance:	$8,202	$4,101
Occupancy:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$386
Balloon Balance / Sq. Ft.:	$315
Cut-off Date LTV:	48.7%
Balloon LTV:	39.8%
Underwritten NOI DSCR:	1.62x
Underwritten NCF DSCR:	1.51x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.5%
Underwritten NOI Debt Yield at Balloon:	12.5%
Underwritten NCF Debt Yield at Balloon:	11.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	San Francisco, CA
Year Built / Renovated:	1903 / 2000, 2003
Total Sq. Ft.:	137,031
Property Management:	Transwestern Property Company West, L.L.C. d/b/a Transwestern
Underwritten NOI(2):	$5,379,514
Underwritten NCF:	$5,016,839
Appraised Value:	$108,600,000
Appraisal Date:	October 1, 2015

Historical NOI
Most Recent NOI:	$3,910,849 (T-12 August 31, 2015)
2014 NOI(2)(3):	$1,662,400 (December 31, 2014)
2013 NOI:	$3,069,418 (December 31, 2013)
2012 NOI:	$3,404,466 (December 31, 2012)

Historical Occupancy(4)
Most Recent Occupancy(5):	84.1% (September 30, 2015)
2014 Occupancy:	89.4% (December 31, 2014)
2013 Occupancy(3):	48.8% (December 31, 2013)
2012 Occupancy:	98.9% (December 31, 2012)

(1)	See “Initial Reserves” and “Ongoing Reserves” below.

(2)	The increase from 2014 NOI to Underwritten NOI is primarily a result of (i) the cessation of PayPal’s rent abatement and (ii) Vouch Financial Inc. executing a new lease in May 2015. Collectively, PayPal and Vouch Financial Inc. represent approximately 59.0% of U/W Base Rent and 49.5% of NRA.

(3)	In August 2013, AKQA (69,909 sq. ft. / 51.0% of NRA) vacated the property at lease expiration and PayPal, Inc. leased approximately 60,581 sq. ft. of that space in May 2014.

(4)	Between 2006 and 2012, the average historical occupancy at the 123 Townsend Property was 97.3%.

(5)	Excludes Outcast Communications (21,568 sq. ft. / 15.7% of NRA), which vacated the 123 Townsend Property at lease expiration on November 30, 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
PayPal, Inc.(2)	BBB+/NR/BBB	60,581	44.2%	$62.19	54.9%	2/28/2023(3)
Al Jazeera America, LLC	NR/NR/NR	40,345	29.4%	$60.90	35.8%	9/30/2019(3)
Vouch Financial Inc.	NR/NR/NR	7,201	5.3%	$39.14	4.1%	4/30/2020
Umlaut Films, Inc.	NR/NR/NR	7,150	5.2%	$49.87	5.2%	9/30/2020
Total Major Office Tenants		115,277	84.1%	$59.53	100%
Remaining Office Tenants		0	0%	$0	0%
Total Occupied Office Tenants		115,277	84.1%	$59.53	100%
Vacant Office(4)		21,754	15.9%
Total		137,031	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	PayPal, Inc. is paying rent for all leased space but is not yet in physical occupancy of a portion of its space (approximately 37,423 sq. ft.), which portion is currently being built out by the tenant. The tenant has two extension options for a period of five years each and has no termination options, other than in connection with a casualty or condemnation at the property. The lease is guaranteed by the parent company, PayPal Holdings, Inc.

(3)	The 123 Townsend Loan is structured with an excess cash flow sweep tied to Al Jazeera America’s lease expiration in 2019 and PayPal’s lease expiration in 2023. See “Ongoing Reserves” below.

(4)	Outcast Communications vacated its space (21,568 sq. ft.) on November 30, 2015.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019(2)	1	40,345	29.4%	40,345	29.4%	$60.90	35.8%	35.8%
2020	2	14,351	10.5%	54,696	39.9%	$44.49	9.3%	45.1%
2021	0	0	0.0%	54,696	39.9%	$0.00	0.0%	45.1%
2022	0	0	0.0%	54,696	39.9%	$0.00	0.0%	45.1%
2023(2)	1	60,581	44.2%	115,277	84.1%	$62.19	54.9%	100.0%
2024	0	0	0.0%	115,277	84.1%	$0.00	0.0%	100.0%
2025	0	0	0.0%	115,277	84.1%	$0.00	0.0%	100.0%
2026	0	0	0.0%	115,277	84.1%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	115,277	84.1%	$0.00	0.0%	100.0%
Vacant	NAP	21,754	15.9%	137,031	100.0%	NAP	NAP
Total / Wtd. Avg.	4	137,031	100.0%			$59.53	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	The 123 Townsend Loan is structured with an excess cash flow sweep tied to Al Jazeera America’s lease expiration in 2019 and PayPal’s lease expiration in 2023. See “Ongoing Reserves” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

The Loan. The 123 Townsend loan (the “123 Townsend Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 137,031 sq. ft. office building located at 123 Townsend Street, San Francisco, California (the “123 Townsend Property”) with an original principal balance of $53.0 million. The 123 Townsend Loan has a 10-year term and amortizes on a 30-year schedule. The 123 Townsend Loan accrues interest at a fixed rate equal to 4.7340% and has a cut-off date balance of approximately $52.9 million. Loan proceeds were used to refinance existing securitized debt of approximately $18.0 million, pay closing costs of approximately $0.7 million, fund reserves of approximately $0.1 million and return approximately $34.1 million of equity to the borrower who has owned the 123 Townsend Property since 2003. Based on the appraised value of $108.6 million as of October 1, 2015, the cut-off date LTV is 48.7%. The 123 Townsend Property was previously securitized in the CD 2005-CD1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$53,000,000	100.0%	Loan Payoff	$18,046,268	34.0%
			Reserves	$115,285	0.2%
			Closing Costs	$709,371	1.3%
			Return of Equity	$34,129,076	64.4%
Total Sources	$53,000,000	100.0%	Total Uses	$53,000,000	100.0%

The Borrower / Sponsor. The borrower, SFI Real Estate Holdings LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote. The managing member of the borrower, SFI Real Estate Management, LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent managers. The sponsor of the borrower and the non-recourse carveout guarantor is John F. Swift.

The sponsor of the borrower is John F. Swift, who has been directly investing in commercial real estate for over 15 years. John Swift is the president of Swift Development, Inc., a single family house manufacturing company located in Cayucos, California. The borrower sponsor invests in commercial buildings in San Francisco, California, Denver, Colorado and Portland, Oregon, and is the registered owner of eight properties located in San Luis Obispo and San Francisco counties, California and in Valley County, Idaho.

The Property. The 123 Townsend Property consists of a six-story office building containing 137,031 sq. ft. located in the South of Market Street Area (“SOMA”) of San Francisco, California. Constructed in 1903, the 123 Townsend Property was originally developed as an industrial warehouse and subsequently converted to a single tenant office in 2000. Upon acquiring the 123 Townsend Property in 2003, the borrower invested approximately $3.0 million ($21.89 PSF) in order to convert the space from single tenant to multi-tenant use. Additionally the borrower sponsor has invested approximately $9.5 million in building improvements such as skylights, new electrical service, HVAC system upgrades, elevators, roofing, restrooms and complete refinishing of interior spaces based on tenant requirements which includes a brand new $1.5 million gym including locker rooms and a bike storage space as well a roof deck with views of the city and bay area and serves as an amenity to all tenants at the 123 Townsend Property. The borrower has a total cost basis of approximately $32.7 million in the 123 Townsend Property.

As of September 30, 2015, the 123 Townsend Property was 84.1% leased by four tenants. Between 2006 and 2012 the average occupancy of the 123 Townsend Property was 97.3%. Occupancy declined to 49% as of year-end 2013, when AKQA (51.0% NRA) vacated at its lease expiration on August 31, 2013. Subsequently, in November 2013, PayPal executed a lease for 60,581 sq. ft. (44.2% of NRA), which commenced in May 2014. On November 30, 2015, Outcast Communications vacated its space (21,568 sq. ft.).

Environmental Matters. The Phase I environmental report dated October 27, 2015 recommended no further action, other than requiring the borrower to implement and maintain an asbestos operations and management plan.

Major Tenants.

PayPal, Inc. (60,581 sq. ft.; 44.2% of NRA; 54.9% of U/W Base Rent) PayPal, Inc. (“PayPal”) (rated BBB+/NR/BBB by Fitch/Moody’s/S&P) is a technology platform company that enables businesses to accept payments from merchant websites, mobile devices and at offline retail locations through a wide range of products including PayPal, PayPal Credit, Venmo and Braintree; all of which use space at the 123 Townsend Property. PayPal was first established in 1998, acquired by eBay in 2002 and then subsequently separated from eBay in July 2015. PayPal Holdings, Inc. was formed in January 2015 in connection with the separation of PayPal from eBay and is the parent company of PayPal. In Q3 2015 PayPal reported having 173 million active users, which represented a 10% increase from Q3 2014. As of 3Q 2015, PayPal reported $2.26 billion in revenue, up 19% from 3Q 2014.

PayPal leases 60,581 sq. ft. at the 123 Townsend Property, under a lease that expires in February 2023 and provides for two five-year extension options, which must be exercised at least 12 months, but not sooner than 18 months prior to lease expiration. The lease is guaranteed by PayPal Holdings, Inc. PayPal has leased space at the 123 Townsend Property since May 2014, however, due to the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

PayPal split from eBay, PayPal was delayed in building out the space. PayPal currently occupies the entire sixth floor and is building out its space leased on the fourth and fifth floors, but is paying rent on its entire leased space.

Al Jazeera America, LLC (40,345 sq. ft.; 29.4% of NRA; 35.8% of U/W Base Rent) Al Jazeera America, LLC (“Al Jazeera America”) was created in 2013 when Al Jazeera Media Networks, which is a subsidiary of Qatar Media Networks and based in Doha, Qatar, bought Current TV in order to extend its audience to the United States. Al Jazeera America is a domestic and international news channel that is headquartered in New York City with bureaus in 12 cities across the United States. The news channel is available in the United States through major television providers, including DirecTV, Comcast/Xfinity, Time Warner Cable, DISH Network, AT&T U-Verse, Verizon FiOs and Bright House Networks.

Al Jazeera America leases 40,345 sq. ft. at the 123 Townsend Property under a lease that commenced in October 2014 and expires in September 2019. The occupied space is used by Al Jazeera America, as well as other business units within the Al Jazeera America family of companies.

The Market. The 123 Townsend Property is located in SOMA, a submarket of San Francisco, California. The population growth and labor force participation rate in San Francisco is currently 10 percentage points above the national average. As of 2Q 2015, the unemployment rate of San Francisco was 3.5%, which is lower than both the national and California unemployment rates of 5.3% and 6.3%, respectively.

The SOMA submarket, also known as South Beach, consists of 6.7 million sq. ft. of office space and as of the 2Q 2015, has a vacancy rate of 4.7%. The submarket is neighbored by the Financial District and South Financial District which are two core central business district office submarkets in San Francisco and combined, account for approximately 63% of all office space in the city. The average asking rent for office properties in the SOMA submarket is $66.79 PSF.

The 123 Townsend Property is located within one mile of the new Transbay Terminal and Tower and the BART station at Montgomery Street. The property is one block from the Embarcadero Street and is situated at a street car transit stop. About four blocks northwest from the 123 Townsend Property are the ramps for U.S. Interstate 80, connecting to the 101 Freeway south and San Francisco-Oakland Bay Bridge. Access to the Southern Embarcadero Freeway, which connects San Francisco with peninsula cities and San Jose, is approximately two blocks southwest of the 123 Townsend Property. The 2015 population and median household income within a three-mile radius of the 123 Townsend Property is 363,512 and $67,623, respectively.

The 123 Townsend Property is located approximately one mile from Market Street and the neighborhood is anchored by the AT&T Ballpark (located across the street from the 123 Townsend Property), which is home to the San Francisco Giants; the Metreon, which is a major shopping center; and the new 1.5 million sq. ft. Bloomingdale’s anchored retail center which includes the largest Bloomingdale’s outside of New York and 200 additional stores.

Summary of Comparable Office Properties(1)
Building	Location	Year Built/ Renovated	NRA	Occupancy
123 Townsend Property	123 Townsend Street	1903 / 2000, 2003	137,031	84.1%(2)(3)
625 2nd Street	625 2nd Street	1906/1999	138,100	75.0%
539 Bryant Street	539 Bryant Street	1912/1984	54,900	100%
Wharfside Building	185 Berry Street	1920/1992	502,600	80.0%
945 Bryant Street	945 Bryant Street	1926/1999	37,000	100%
San Francisco Multimedia Center	475 Brannan Street	1908/2000	226,900	100%

(1)	Based on appraisal.

(2)	Based on rent roll dated September 30, 2015.

(3)	The appraiser concluded a market rent and vacancy rate of $68.83 PSF and 5.0%, respectively, for the 123 Townsend Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2012	2013	2014	T-12 8/31/2015	U/W	U/W PSF
Base Rent(2)	$4,816,165	$4,304,494	$2,960,845	$5,314,573	$6,862,914	$50.08
Value of Vacant Space	0	0	0	0	1,488,192	10.86
Gross Potential Rent	$4,816,165	$4,304,494	$2,960,845	$5,314,573	$8,351,106	$60.94
Total Recoveries	172,975	254,039	96,904	147,356	543,594	3.97
Other Income	87,023	79,163	73,614	80,433	92,143	0.67
Less: Vacancy(3)	0	0	0	0	(1,488,192)	(10.86)
Effective Gross Income	$5,076,163	$4,637,695	$3,131,363	$5,542,362	$7,498,651	$54.72
Total Operating Expenses	1,671,697	1,568,277	1,468,962	1,631,513	2,119,137	15.46
Net Operating Income(4)	$3,404,466	$3,069,418	$1,662,400	$3,910,849	$5,379,514	$39.26
TI/LC	0	0	0	0	328,417	2.40
Capital Expenditures	0	0	0	0	34,258	0.25
Net Cash Flow	$3,404,466	$3,069,418	$1,662,400	$3,910,849	$5,016,839	$36.61
(1)	The decrease in Net Operating Income from 2012 to 2014 is primarily due to occupancy declining from 98.9% to 48.8% when AKQA (69,909 sq. ft. / 51.0% of NRA) vacated its space at the 123 Townsend Property in August 2013 (tenant’s lease expiration).

(2)	U/W Base Rent includes $100,238 in contractual rent steps through October 31, 2016 and rent averaging of $398,079 for PayPal through the lease expiration.

(3)	U/W Vacancy is based on actual in-place vacancy (15.9%). Outcast Communications (15.9% NRA) vacated its space at lease expiration in November 2015.

(4)	The increase in Net Operating Income from 2014 to U/W is primarily a result of (i) the cessation of PayPal’s rent abatement and (ii) Vouch Financial Inc. executing a new lease in May 2015. Collectively, PayPal and Vouch Financial Inc. represent approximately 59.0% of U/W Base Rent and 49.5% of NRA.

Property Management. The 123 Townsend Property is managed by Transwestern Property Company West, L.L.C. d/b/a Transwestern.

Lockbox / Cash Management. The 123 Townsend Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox and in-place cash management will be required upon (i) any event of default, (ii) any bankruptcy action of borrower, guarantor or property manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.15x or (iv) a Lease Trigger Period (each a “Cash Management Period”) and will end upon (a) with respect to clause (i) above, the lender accepting cure of the event of default, (b) with respect to clause (ii) above regarding a bankruptcy action of the property manager, the borrower replaces the property manager with a replacement manager acceptable to the lender, (c) with respect to clause (iii) above the borrower maintains a debt service coverage ratio of at least 1.20x for two consecutive calendar quarters and (d) with respect to clause (iv) above, a Lease Cure Event.

A “Lease Trigger Period” will commence upon (i) Al Jazeera America or PayPal failing to continuously operate, (ii) Al Jazeera America or PayPal, or either tenant’s guarantor under its respective lease, if applicable, being subject of a bankruptcy action, (iii) Al Jazeera America or PayPal giving notice of its intent to (or actually does) terminate its lease or vacate or surrender its premises, (iv) Al Jazeera America’s or PayPal’s lease terminating or expiring, or (v) Al Jazeera America or PayPal subleasing 100% of its respective space, (vi) 6 months prior to Al Jazeera America’s lease expiration date and (vii) 12 months prior to PayPal’s lease expiration date. A Lease Trigger Period will terminate upon the tenant delivering an extension or replacement acceptable to the lender and at such time, no other Lease Trigger Period is then continuing (a “Lease Cure Event”).

Initial Reserves. At loan origination, the borrower deposited (i) $107,083 into a tax reserve account and (ii) $8,202 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $21,417, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $4,101, into an insurance reserve account.

On each monthly payment date during a Lease Trigger Period, all excess cash flow (after debt service and approved operating expenses) will be deposited to the occupancy reserve; provided that in lieu of an excess cash flow sweep, the borrower has the option to post an acceptable $1,500,000 letter of credit (with respect to a Lease Trigger Period related to the PayPal lease) or deposit $1,500,000 of cash into the occupancy reserve, or (ii) $500,000 letter of credit (with respect to a Lease Trigger Period related to the Al Jazeera America lease) or deposit $500,000 of cash into the occupancy reserve.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

35

123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

123 TOWNSEND

Floor	Tenant(s)				
6	PayPal, Inc. 23,158 SF 2/2023				
5	PayPal, Inc. 22,783 SF 2/2023				
4	PayPal, Inc. 14,640 SF 2/2023	Al Jazeera America, LLC 8,215 SF 9/2019			
3	Vacant 21,568 SF				
2	Al Jazeera America, LLC 21,334 SF 9/2019				
1	Umlaut Films, Inc. 6,798 SF 9/2020	Al Jazeera America, LLC 7,505 SF 9/2019			
LL1	Al Jazeera America, LLC Server Room 1,956 SF 9/2019	Vacant Storage 186 SF	Al Jazeera America, LLC Storage 333 SF 9/2019	Umlaut Films, Inc. Storage 352 SF 9/2020	Al Jazeera America, LLC Storage 1,002 SF 9/2019
LL2	Vouch Financial Inc. 7,201 SF 4/2020				

VACANT | 2019 | 2020 | 2023

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

36

123 Townsend Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 2 123 Townsend	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,940,092 48.7% 1.51x 10.2%

123 Townsend
123 Townsend Street
San Francisco, CA 94107
SOUTH FINANCIAL DISTRICT
SOUTH OF MARKET
SOUTH BEACH
CHINA BASIN
MISSION BAY
San Francisco Bay
Mission Bay
Mission Creek
CALTRAIN EXT.
CENTRAL SUBWAY (PHASE 1)
MUNI
THE EMBARCADERO
YERBA BUENA/ MOSCONE
4TH ST AND BRANNAN
4TH AND KING/ BERRY
2ND STREET AND KING
BRANNAN
AT&T Park
Oakland
San Francisco
Pacific Ocean
San Jose
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

37

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

38

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Refinance
Sponsor(1):	Simon Property Group, L.P.
Borrower:	Empire Mall, LLC
Original Balance(2):	$50,000,000
Cut-off Date Balance(2):	$50,000,000
% by Initial UPB:	7.1%
Interest Rate:	4.3140%
Payment Date:	1st of each month
First Payment Date:	January 1, 2016
Maturity Date:	December 1, 2025
Amortization:	Interest only for the first 36 months; 360 months thereafter
Additional Debt(2):	$140,000,000 Pari Passu Debt
Call Protection(3):	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$75,000	Springing
Ground Rent:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$169
Balloon Balance / Sq. Ft.:	$147
Cut-off Date LTV:	54.3%
Balloon LTV:	47.3%
Underwritten NOI DSCR(6):	1.88x
Underwritten NCF DSCR(6):	1.80x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	10.7%
Underwritten NOI Debt Yield at Balloon:	12.8%
Underwritten NCF Debt Yield at Balloon:	12.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Regional Mall
Collateral:	Fee Simple/Leasehold
Location:	Sioux Falls, SD
Year Built / Renovated:	1974 / 2013
Total Sq. Ft.:	1,124,451
Property Management:	Simon Management Associates, LLC
Underwritten NOI:	$21,218,283
Underwritten NCF:	$20,386,359
Appraised Value:	$350,000,000
Appraisal Date:	October 15, 2015

Historical NOI
Most Recent NOI:	$21,505,710 (T-12 September 30, 2015)
2014 NOI:	$20,677,771 (December 31, 2014)
2013 NOI:	$19,090,493 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	97.1% (October 23, 2015)
2014 Occupancy	97.2% (December 31, 2014)
2013 Occupancy:	98.0% (December 31, 2013)

(1)	The borrower sponsor is also the borrower sponsor under the mortgage loan identified on Annex A-1 as Springfield Mall, which has a cut-off date balance $32,377,972.

(2)	The Empire Mall Loan is part of the Empire Mall Whole Loan, which is evidenced by five pari passu notes in the aggregate original principal amount of $190.0 million. The non-controlling Note A-3 and Note A-5, with an aggregate original principal balance of $50.0 million, will be included in the CFCRE 2016-C3 mortgage trust. The non-controlling Note A-2, with an original balance of $75.0 million, was contributed to the WFCM 2015-P2 mortgage trust. The controlling Note A-1, with an original balance of $40.0 million, and non-controlling Note A-4, with an original balance of $25.0 million, will be contributed to a future securitization trust.

(3) The lockout period for defeasance will be at least 25 payment dates beginning with and including the first payment date of January 1, 2016. Defeasance of the full $190.0 million Empire Mall Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) November 24, 2018. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C3 securitization closing date in January 2016. The actual lockout period may be longer.

(4) See “Initial Reserves” and “Ongoing Reserves” below.

(5) DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Empire Mall Whole Loan.

(6) Based on amortizing debt service payments. Based on the current interest only payments for the mortgage loan, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.55x and 2.45x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

39

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(4)

Anchor Tenant
J.C. Penney	B-/Caa1/CCC+	134,209	11.9%	4/30/2021(6)	$2.66	$20,580	$153	2.1%
Younkers	NR/NR/NR	101,151	9.0%	1/31/2026(7)	$2.76	$21,355	$211	3.5%
Macy’s (Ground Lease)	BBB+/Baa2/BBB+	100,790	9.0%	1/31/2019(8)	$0.35	NAV	NAV	NAV
Sears	C/Caa3/CCC+	100,709	9.0%	6/30/2018(9)	$3.77	$13,276	$132	3.3%
Dick’s Clothing & Sport	NR/NR/NR	50,300	4.5%	1/31/2024(10)	$14.00	$7,970	$158	11.4%
Subtotal		487,159	43.3%

Major Tenants (≥ 10,000 sq. ft.)
Hy-Vee	NR/NR/NR	89,044	7.9%	12/31/2026(11)	$6.41	NAV	NAV	NAV
Richman Gordman	NR/NR/NR	60,000	5.3%	1/31/2017(12)	$7.03	$12,199	$203	4.0%
The District (Ground Lease)	NR/NR/NR	37,000	3.3%	1/31/2024	$4.46	NAV	NAV	NAV
Toys R Us/Babies R Us	NR/NR/NR	30,625	2.7%	1/31/2020	$2.87	NAV	NAV	NAV
T.J. Maxx	NR/A2/A+	25,818	2.3%	1/31/2022(6)	$11.50	$11,318	$438	3.0%
Old Navy	BBB-/Baa2/BBB-	16,489	1.5%	2/29/2020	$16.94	$6,216	$377	6.0%
Gap/Gap Kids/Baby Gap	BBB-Baa2/BBB-	15,004	1.3%	1/31/2019(13)	$31.81	$2,294	$153	26.6%
Subtotal		273,980	24.4%

In-line Tenants (<10,000 sq. ft.)(5)		330,858	29.4%

Total Occupied Collateral		1,091,997	97.1%

Vacant		32,454	2.9%
Total Collateral		1,124,451	100.0%

(1)	Based on rent roll as of October 23, 2015.

(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes rent steps through July 2016 and excludes temporary tenant income.

(4)	Some tenants at the Empire Mall Property are not required to report sales and in such cases, Total Sales (000s), Sales PSF and Occupancy Costs (% of Sales) are not available. Sales PSF and Occupancy Cost (% of Sales) are for the trailing 12-month period ending September 30, 2015.

(5)	In-line Tenants include food court, kiosk, and temporary tenants.

(6)	J.C. Penney and T.J. Maxx each have one, five-year lease renewal option.

(7)	Younkers has three, ten-year lease renewal options.

(8)	Macy’s has three, ten-year lease renewal options. Macy’s may terminate its ground lease at any time with 180 days’ notice.

(9)	Sears has two, five-year lease renewal options.

(10)	Dick’s Clothing & Sport has three, five-year lease renewal options.

(11)	Hy-Vee has four, five-year lease renewal options.

(12)	Richman Gordman has one, five-year lease renewal option.

(13)	Gap/Gap Kids/Baby Gap has two, four-year lease renewal options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

The following table presents certain information relating to the historical sales and occupancy costs at the Empire Mall Property:

Historical Sales (PSF) and Occupancy Costs(1)(2)(3)
Tenant Name	2012	2013	2014	T-12 9/30/2015	T-12 9/30/2015 Occupancy Cost
Younkers	$221	$218	$212	$211	3.5%
Dick’s Clothing & Sport	NAP	NAP	$160	$158	11.4%
Richman Gordman	$225	$215	$204	$203	4.0%
J.C. Penney	$225	$136	$144	$153	2.1%
Sears	$153	$153	$137	$132	3.3%
Aeropostale	$594	$474	$419	$382	10.1%
T.J. Maxx	$327	$417	$391	$438	3.0%
Old Navy Clothing Company	$357	$355	$366	$377	6.0%
Banana Republic	$241	$216	$205	$214	12.3%
Express / Express Men	$223	$226	$201	$205	23.1%
Rue 21	$255	$241	$262	$266	8.0%
Gap/Gap Kids/Baby Gap	$233	$217	$174	$153	26.6%
Maurices	$523	$510	$517	$564	13.6%
American Eagle Outfitters	$639	$565	$561	$639	9.3%
Charlotte Russe	$301	$288	$265	$235	23.7%
Buckle	NAP	NAP	$1,227	$1,162	7.6%
Victoria’s Secret	$782	$735	$626	$652	9.2%
Pink	NAP	$928	$772	$973	7.6%
Eddie Bauer	$234	$245	$217	$229	24.1%
Zales Jewelers	$1,142	$1,367	$1,374	$1,542	8.6%
Sephora	NAP	$536	$702	$832	6.6%
Yankee Candle	$392	$416	$402	$385	20.5%
Men’s Wearhouse	$366	$405	$432	$451	3.8%
Bath & Body Works	$766	$983	$1,005	$1,007	7.6%
Champs Sports	$414	$421	$398	$397	13.6%
GameStop	$1,236	$1,227	$1,265	$1,331	8.2%
Journeys	$697	$654	$664	$630	16.5%
Gymboree	$544	$538	$456	$461	16.8%
Famous Footwear	$278	$377	$351	$387	11.2%
Foot Locker	$471	$472	$467	$396(4)	14.5%
Verizon Wireless	$406	$435	$667	$1,232	10.0%
Things Remembered	$1,394	$1,361	$1,323	$1,250	24.3%

Total In-Line (<10,000 square feet)	$436	$435	$423	$451	14.5%
Total In-Line Occupancy Costs	13.3%	14.0%	14.7%	14.5%

(1)	Historical Sales (PSF) and Occupancy Costs were provided by the borrower.

(2)	Historical Sales (PSF) are based on lease net rentable square footage during each given period as some tenants listed may have expanded or reduced their lease net rentable square footage during such given period.

(3)	Historical Sales (PSF) and Occupancy Costs reflect those tenants who reported sales during the given period.

(4)	Foot Locker increased its net rentable area from 3,409 square feet to 4,103 square feet in April 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	3	5,953	0.5%	5,953	0.5%	$25.23	0.9%	0.9%
2016	20	50,929	4.5%	56,882	5.1%	$35.08	10.9%	11.9%
2017	16	100,880	9.0%	157,762	14.0%	$21.58	13.3%	25.2%
2018	15	138,287	12.3%	296,049	26.3%	$11.71	9.9%	35.1%
2019	14	144,754	12.9%	440,803	39.2%	$12.38	11.0%	46.0%
2020	11	76,813	6.8%	517,616	46.0%	$18.79	8.8%	54.9%
2021	9	152,721	13.6%	670,337	59.6%	$6.92	6.5%	61.3%
2022	8	46,315	4.1%	716,652	63.7%	$21.87	6.2%	67.5%
2023	11	32,051	2.9%	748,703	66.6%	$42.71	8.4%	75.9%
2024	10	115,285	10.3%	863,988	76.8%	$17.85	12.6%	88.5%
2025	4	17,256	1.5%	881,244	78.4%	$41.37	4.4%	92.9%
2026	3	193,627	17.2%	1,074,871	95.6%	$4.78	5.7%	98.5%
Thereafter	3	17,126	1.5%	1,091,997	97.1%	$13.97	1.5%	100.0%
Vacant	NAP	32,454	2.9%	1,124,451	100.0%	NAP	NAP
Total / Wtd. Avg.	127	1,124,451	100.0%			$14.97	100.0%
(1)	Based on rent roll as of October 23, 2015.

(2)	Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan. The Empire Mall loan is part of a whole loan (the “Empire Mall Whole Loan”) which is evidenced by five pari passu notes that are secured by a first mortgage encumbering the fee simple and leasehold interests in a regional mall which is located in Sioux Falls, South Dakota (the “Empire Mall Property”). The Empire Mall Whole Loan was originated on November 24th, 2015 by Société Générale.

Note A-3 and Note A-5, which will be contributed to the CFCRE 2016-C3 Trust, have an aggregate original principal balance of $50,000,000, an aggregate outstanding principal balance as of the cut-off date of $50,000,000 and represent a non-controlling interest in the Empire Mall Whole Loan. The related Note A-1, Note A-2, and Note A-4 (the “Empire Mall Companion Loans”) have an aggregate original principal balance of $140,000,000. Note A-1 represents the controlling interest in the Empire Mall Whole Loan. Note A-2 was contributed to the WFCM 2015-P2 mortgage trust and the Empire Mall Whole Loan will be serviced pursuant to the pooling and servicing agreement for that trust until Note A-1 is securitized. After the securitization of Note A-1, the Empire Mall Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization.

The relationship between the holders of the Empire Mall Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Empire Mall Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$40,000,000	SG	Yes
Note A-2	$75,000,000	$75,000,000	WFCM 2015-P2	No
Note A-3	$40,000,000	$40,000,000	CFCRE 2016-C3	No
Note A-4	$25,000,000	$25,000,000	SG	No
Note A-5	$10,000,000	$10,000,000	CFCRE 2016-C3	No
Total	$190,000,000	$190,000,000

The Empire Mall Whole Loan had an original principal balance of $190,000,000, has an outstanding principal balance as of the cut-off date of $190,000,000 and accrues interest at an interest rate of 4.3140% per annum. The Empire Mall Whole Loan had an initial term of 120 months, has a remaining term of 119 months as of the cut-off date and requires interest only payments for the first 36 months following origination, and, thereafter, requires payments of principal and interest based on a 30-year amortization schedule. The Empire Mall Whole Loan matures on December 1, 2025.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

42

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$190,000,000	100.0%	Loan Payoff	$176,300,000	92.8%
			Reserves	$75,000	0.0%
			Closing Costs	$1,685,311	0.9%
			Return of Equity	$11,939,689	6.3%
Total Sources	$190,000,000	100.0%	Total Uses	$190,000,000	100.0%

The Borrower / Sponsor.  The borrower is Empire Mall, LLC, a Delaware limited liability company and single purpose entity structured to be bankruptcy remote with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Empire Mall Whole Loan. Simon Property Group, L.P. (“Simon”) is the guarantor of certain nonrecourse carveouts under the Empire Mall Whole Loan, in which liability is limited to $38,000,000 pursuant to a guaranty agreement.

The borrower sponsor, Simon (NYSE: SPG), is an S&P 100 company, owning or holding interests in 230 commercial properties totaling approximately 190.0 million square feet with total market capitalization of $66.4 billion as of September 30, 2015. Simon is a publicly traded real estate investment trust that was established in 1993 and operates a fully integrated real estate company from six retail real estate platforms: U.S. Malls, Premium Outlet Centers, The Mills, Lifestyle Centers, International Properties, and Other Properties. Simon’s 2014 revenue was reported to be approximately $4.9 billion. See “Description of the Mortgage Pool—Non-Recourse Carveout Limitations” and “Description of the Mortgage Pool—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Property. The Empire Mall Property is a regional mall located in Sioux Falls, South Dakota. The Empire Mall Property contains approximately 1,124,451 square feet of retail space, inclusive of several ground leased outparcels. Built in 1974, the Empire Mall Property is comprised of one main building and five outparcel buildings situated on an approximately 121.7 acre parcel. The Empire Mall Property is anchored by J.C. Penney, Younkers, Macy’s (on a ground lease), Sears and Dick’s Clothing & Sport. Other major tenants include a Hy-Vee grocery store, Richman Gordman and standalone outparcels including large tenants such as The District, Toys R Us/Babies R Us and T.J. Maxx. Two of the outparcels, totaling 13,450 square feet of rentable area, are subject to an underlying ground lease from a third party.

The Empire Mall Property underwent an approximately $17 million renovation in 2013, which included upgrades to the building entrances, replacement of floor finishes, ceiling and lighting retrofits, replacement of furniture, fixtures and equipment and the construction of a flagship Dick’s Clothing & Sport. The Empire Mall Property contains 6,470 surface parking spaces, resulting in a parking ratio of 5.8 spaces per 1,000 square feet of rentable area. As of October 23, 2015, the Empire Mall Property was 97.1% occupied by 127 tenants.

In the trailing twelve month period ending September 30, 2015, in-line tenants in occupancy reported annual sales of $451 PSF with an occupancy cost of 14.9%.

In-Line Historical Sales PSF(1)
	2012	2013	2014	T-12 9/30/2015
Sales PSF	$436	$435	$423	$451
Occupancy Cost	13.3%	14.0%	14.7%	14.5%
(1)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft.

Environmental Matters.    According to the Phase I environmental site assessment dated October 19, 2015, 11 non-active in-ground hydraulic lifts were observed at the Empire Mall Property.  The status of these in-ground hydraulic cylinders and hydraulic reservoirs are unknown at this time and as such, they represent a recognized environmental condition.  Sears has been identified as the responsible party for liability and costs associated with groundwater monitoring and remediation, if required.  The Phase I environmental site assessment recommends obtaining documentation regarding the decommissioning of the hydraulic lifts.  If not available, it was recommended by the Phase I environmental site assessment that the lifts be decommissioned.

The Market.    The Empire Mall Property is located in the southeast quadrant of Interstate 29 and 41st Street in Sioux Falls, South Dakota. The Empire Mall Property is bounded by 41st Street to the north, 49th Street to the south, I-29 to the west, and Louise Avenue to the east. According to a third-party market research provider, daily traffic counts are approximately 29,000 to 35,000 vehicles along 41st Street and 44,000 vehicles along I-29. As of August 2015, Sioux Falls had a population of approximately 244,000 and an

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

43

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

unemployment rate of 2.5%. Sioux Falls’ population grew at an average rate of 2.1% annually between 2004 and 2014, well above the statewide population growth rate of 1.0% annually and the average national growth rate of 0.9% annually over the same time period.

Sioux Falls has 30.9% of adult residents holding a bachelor’s or advanced college degree compared to 26.4% of adults in South Dakota, and 28.7% of adults nationally as of year end 2014. The city was listed as one of the top 10 small places for business and careers for each of the past 10 years. The trade, transportation, utilities, education and health services sectors account for more than 40% of total employment in the metropolitan area, with Sanford Health and Avera Health, health care companies, and John Morrell & Co. being the top three employers. The Empire Mall Property’s trade area has a radius of 30.0 miles and includes approximately 253,225 people with average annual household income of $72,873. The closest regional mall competitor to the Empire Mall Property is located 77.0 miles south in Sioux City, Iowa.

According to a third-party research report, as of the third quarter of 2015, the Sioux Falls retail market reported a total retail inventory of 9.5 million square feet with a 2.2% vacancy rate and average asking rents of $11.94 per square foot, on a triple-net basis.

The appraiser concluded noted there are no major malls within 75 miles of the Empire Mall Property and only two reasonably competitive malls within a 150 mile radius, including the Southern Hills Mall and River Hills Mall.

Competitive Set(1)
Name	Empire Mall Property	Meadows on the River	Western Mall	Dawley Farm Village	Southern Hills Mall	River Hills Mall

Competition	NAP	Local	Local	Local	Regional	Regional
Distance from Subject	NAP	0.2 miles	0.8 miles	6.0 miles	77.0 miles	150.0 miles
City, State	Sioux Falls, SD	Sioux Falls, SD	Sioux Falls, SD	Sioux Falls, SD	Sioux City, IA	Mankato, MN
Property Type	Regional Mall	Power Center	Community Center	Power Center	Regional Mall	Regional Mall
Year Built / Renovated	1974 /2013	1990 /2008	1968 /2003	2002 /2013	1980 / 2000	1991 / 2007
Total Occupancy	97%(2)	96%	97%	99%	84%	92%
Anchor Size (Sq. Ft.)	487,159(3)	807,674	171,192	522,410	493,482	520,941
Total Size (Sq. Ft.)	1,124,451(3)	1,081,095	418,141	603,870	950,897	792,810
Anchor Tenants	Sears, Macy’s, J.C. Penney, Dick’s Clothing & Sport, Younkers	Home Depot, Michael’s, Walmart, PetSmart, Century Theatre, World Market	Scheels, Best Buy, Hancock Fabrics, SD Furniture Mart, West Mall 7	Target, Kohl’s, Walmart Supercenter, Burlington Coat Factory	Sears, J.C. Penney, Scheels, Younkers, Carmike Cinema, Hy-Vee	J.C. Penney, Herberger’s, Sears, Target, Scheels, Barnes & Noble
(1)	Source: appraisal and underwritten rent roll

(2)	Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for Empire Mall Property are based on the rent roll as of October 23, 2015 and includes temporary tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

44

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	T-12 9/30/2015	U/W	U/W PSF
Base Rent(1)	$14,567,944	$16,007,670	$16,236,415	$16,343,100	$14.53
Value of Vacant Space	0	0	0	1,659,860	1.48
Gross Potential Rent	$14,567,944	$16,007,670	$16,236,415	$18,002,960	$16.01
Total Recoveries	9,002,626	9,523,412	9,382,685	9,614,895	8.55
Total % Rents	465,506	366,503	639,664	809,257	0.72
Total Other Income	1,864,173	1,816,492	1,962,852	1,962,852	1.75
Less: Vacancy & Credit Loss(2)	28,986	(60,879)	64,125	(1,692,721)	(1.51)
Effective Gross Income	$25,929,235	$27,653,198	$28,285,741	$28,697,242	$25.52
Total Operating Expenses	6,838,742	6,975,427	6,780,031	7,478,959	6.65
Net Operating Income	$19,090,493	$20,677,771	$21,505,710	$21,218,283	$18.87
TI/LC	0	0	0	589,189	0.52
Capital Expenditures	0	0	0	242,735	0.22
Net Cash Flow	$19,090,493	$20,677,771	$21,505,710	$20,386,359	$18.13

(1)	U/W Base Rent includes contractual rent steps through May 2016, totaling $157,763.

(2)	U/W Vacancy & Credit Loss is based on an economic vacancy of 5.6% of Gross Potential Rent, Total Recoveries and Total % Rents. Per rent roll dated October 23, 2015, in-place physical occupancy is 97.1%.

Property Management.    The Empire Mall Property is managed by Simon Management Associates, LLC, which is an affiliate of the borrower.

Lockbox / Cash Management.    The Empire Mall Whole Loan is structured with a hard lockbox and springing cash management. In place cash management and a full excess cash flow sweep will occur upon (i) an event of default; (ii) any bankruptcy action of the manager if the manager is an affiliate of the borrower; (iii) the failure by the borrower after the end of four consecutive calendar quarters to maintain a debt service coverage ratio of 1.20x until the debt service coverage ratio is at least equal to 1.20x based on the previous four calendar quarters for two consecutive quarters or (iv) commencement of an Anchor Tenant Trigger Event (a “Lockbox Event”).

An “Anchor Tenant Trigger Event” means if two or more Anchor Tenants (i) “go dark”, vacate or cease to occupy their respective premises, (ii) reject their respective leases or (iii) otherwise give notice to vacate during the term of the Empire Mall Whole Loan.

“Anchor Tenants” include J.C. Penney, Younkers, Sears, Hy-Vee, Dick’s Clothing and Sport, Macy’s and any replacement tenant occupying all or substantially all of the space previously demised to any of such Anchor Tenants.

Initial Reserves.    At loan origination, the borrower deposited $75,000 for outstanding tenant improvement and leasing obligations for J.C. Penney.

Ongoing Reserves.    The loan documents do not require monthly escrows for real estate taxes, insurance, replacement reserves or tenant improvements and leasing commissions reserves, provided no Debt Service Coverage Ratio Trigger Period has occurred and is continuing under the Empire Mall Whole Loan. In the event that a Debt Service Coverage Ratio Trigger Period has occurred, the borrower is required to make monthly deposits: (i) for the payment of real estate taxes in an amount equal to one-twelfth of the estimated annual taxes payable and for the payment of insurance in an amount equal to one-twelfth of the estimated annual insurance premiums payable; provided that so long as no event of default has occurred and is continuing, the borrower will not be required to make such deposits for so long as the borrower provides satisfactory evidence to the lender that the taxes have been paid prior to delinquency and the insurance policies are being maintained as part of a reasonably acceptable blanket insurance policy providing coverage to substantially all of the other properties managed by the property manager or its affiliates; (ii) for replacements and repairs in an amount equal to $20,228 (subject to a cap of $485,473); and (iii) for tenant improvements and leasing commissions in an amount equal to $49,099 (subject to a cap of $1,000,000). Monthly reserves for ground lease funds are required during the continuance of a Lockbox Event.

A “Debt Service Coverage Ratio Trigger Period” will be in effect if, as of the date of determination, the amortizing debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falls below 1.20x

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

45

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

and will end upon the achievement of a debt service coverage ratio of 1.20x to 1.00x or greater for two consecutive calendar quarters based upon the trailing four calendar quarter period preceding the date of determination.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Ground Lease. The borrower’s interest in a portion of the Empire Mall Property consisting of an outparcel is a ground lease interest. The ground lease is between the borrower and an unrelated third party for a 13,450 square foot outparcel that the borrower in turn sub-leases to two tenants, Red Lobster and Men’s Wearhouse. The ground lease term commenced on October 1,1973, was assigned to the borrower on May 10, 2016 and the second of two 10-year renewal options was exercised on October 27, 2015, extending the expiration date to September 30, 2033 with no remaining renewal options. The current monthly ground rent is $5,257 and is adjusted every five years according to the increase in the consumer price index. For each percentage of increase in the annual index over that of the previous year, there will be a corresponding percentage increase in the monthly rental amount.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

46

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

macy's
sears
EVERY SEASON STARTS AT
DICK'S
SPORTING GOODS
JCPenney
Younkers
PLACE
EXPRESS
Buckle
rue21
THE LIMITED
maurices
wet seal
claire's
OLD NAVY
GAP
LOFT
SEPHORA
verizon
Anchor / Major
Non Anchor / In-line
Vacant
Not Part of the Collateral

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47

5000 Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 3 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 54.3% 1.80x 11.2%

90
29
115
38
W. 60th St.
E. 60th St.
Capital Card Services
USD University Center
SCHEELS IcePlex
Citibank Call Center
Cosentry Sioux Falls-East Data Center
Sioux Falls Regional Airport
N. Ellis Rd.
Sanford Youth Football Complex
Benson Rd.
229
Great Bear Park
Rice St.
Big Sioux River
N. Cliff Ave.
Maple St.
Elmwood Golf Course
N. Minnesota Ave.
River Ridge Golf Club
38A
MINNEHAHA COUNTY
Russell St.
Howard Wood Field
Denny Sanford Premier Center
Falls Park
Madison St.
Burnside St.
Terrace Park
Falls of the Big Sioux River
Queen Bee Mill Ruins
E. 6th St.
W.H. Lyon Fairgrounds
La Mesa Dr.
N. Marion Rd.
SIOUX FALLS
42
W. 12th St.
Arrowhead Pkwy.
Sherman Park
Sanford USD Medical Center
Washington Pavilion
Great Plains Zoo & Delbridge Museum of Natural History
Riverdale Park
Empire Mall
5000 Empire Mall
Sioux Falls, SD 57106
The Country Club of Sioux Falls
Sanford School of Medicine-USD
Avera McKennan Hospital & University Health Center
S. Cleveland Ave.
S. Sycamore Ave.
Proposed SD 100 Corridor
University of Sioux Falls
Minnehaha Country Club
Sioux Falls VA Medical Center
Augustana University
S. Ellis Rd.
Kuehn Golf Course
S. Kiwanis Ave.
S. Cliff Ave.
Pasley Park
Southeastern Ave.
W. 41st St.
E. 41st St.
Western Mall Shopping Center
Spencer Park
Harmodon Park
S. Sertoma Ave.
S. Marion Rd.
Sertoma Park
Tomar Park
S. Bahnson Ave.
Sertoma Butterfly House & Marine Cove
Yankton Trail Park
W. 57th St.
E. 57th St.
Prairie Green Golf Course
Avera Heart Hospital
W. 69th St.
E. 69th St.
477th Ave.
S. Louise Ave.
S. Western Ave.
Sundowner Ave.
469th Ave.
471st Ave.
LINCOLN COUNTY
271st St.
Tea
272nd St.
473rd Ave.
273rd St.
Bismarck
FARGO
Dickinson
Jamestown
NORTH DAKOTA
MT
MINN.
Aberdeen
Watertown
Spearfish
SOUTH DAKOTA
Pierre
Huron
Brookings
Rapid City
Marshall
Mitchell
SIOUX FALLS
Yankton
IOWA
Chadron
Valentine
Sioux City
NEBRASKA
Norfolk
Scottsbluff
North Platte
Columbus
OMAHA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

48

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49

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Jack Dushey
Borrower:	34th Street Penn Association LLC
Original Balance(1):	$40,000,000
Cut-off Date Balance(1):	$40,000,000
% by Initial UPB:	5.7%
Interest Rate:	4.2210%
Payment Date:	6th of each month
First Payment Date:	February 6, 2016
Maturity Date:	January 6, 2026
Amortization:	Interest Only
Additional Debt(1):	$90,000,000 Pari Passu Debt
Call Protection(2)(3):	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$290,167	$290,167
Insurance:	$24,490	$12,245
Replacement:	$0	$979
TI/LC:	$0	Springing
Planet Fitness Free Rent:	$225,000	NAP

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$433
Balloon Balance / Sq. Ft.:	$433
Cut-off Date LTV:	54.2%
Balloon LTV:	54.2%
Underwritten NOI DSCR:	1.90x
Underwritten NCF DSCR:	1.88x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	8.1%
Underwritten NCF Debt Yield at Balloon:	8.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Retail / Leased Fee Hospitality
Collateral(6):	Fee Simple / Leased Fee
Location:	New York, NY
Year Built / Renovated:	2010 – 2015 / NAP
Total Sq. Ft.(6):	300,287
Property Management:	Jenel Management Corp.
Underwritten NOI(7):	$10,548,557
Underwritten NCF:	$10,458,527
Appraised Value(8):	$240,000,000
Appraisal Date:	October 30, 2015

Historical NOI(7)
Most Recent NOI:	$5,570,095 (T-12 September 30, 2015)
2014 NOI:	$6,156,423 (December 31, 2014)
2013 NOI:	$5,544,427 (December 31, 2013)
2012 NOI:	$4,295,387 (December 31, 2012)

Historical Occupancy(9)
Most Recent Occupancy:	100.0% (October 1, 2015)
2014 Occupancy	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
(1)	The 215 West 34th Street & 218 West 35th Street Whole Loan is evidenced by three pari passu notes in the aggregate original principal amount of $130.0 million. The non-controlling Note A-2, with an original principal balance of $40.0 million, will be included in the CFCRE 2016-C3 mortgage trust. The related companion loans have an aggregate original principal balance of $90.0 million and are evidenced by one controlling note and one non-controlling note. For additional information on the pari passu companion loans, see “The Loan” below.
(2)	There are no releases permitted.
(3)	The lockout period for defeasance will be at least 24 payment dates beginning with and including the first payment date of February 6, 2016. Defeasance of the full $130.0 million 215 West 34th Street & 218 West 35th Street Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) February 6, 2019. The assumed lockout period of 24 payments is based on the expected CFCRE 2016-C3 securitization closing date in January 2016. The actual lockout period may be longer.
(4)	See “Initial Reserves” and “Ongoing Reserves” below
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 215 West 34th Street & 218 West 35th Street Whole Loan.
(6)	The borrower owns a fee simple interest in (i) approximately 78,287 sq. ft. of retail space and (ii) a leased fee interest in the land and improvements consisting of a 222,000 sq. ft. hotel, subject to a 68-year lease on the improvements with a tenant (an affiliate of the borrower) who operates a recently developed 350-key Renaissance by Marriott hotel.
(7)	The increase from Historical NOI to Underwritten NOI is primarily the result of the commencement of (i) ground rent associated with the hotel improvements and (ii) retail rent associated with Planet Fitness. Both spaces were developed in 2015.
(8)	The appraiser concluded a $240.0 million “As-Is” appraised value comprised of $175.7 million for the retail component and $64.3 million for the leased fee hotel component. Additionally, the appraiser concluded a land value of $196.0 million for the entire site.
(9)	The 215 West 34th Street & 218 West 35th Street Property was developed in stages between 2010 and 2015. Historical Occupancy reflects the occupancy based on the available sq. ft. at that time.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

51

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Leased Fee Hotel – Renaissance by Marriott(2)	NR/NR/NR	222,000	73.9%	$10.64	19.7%	10/28/2083
DSW Shoes	NR/NR/NR	37,108	12.4%	$90.39	28.0%	1/31/2028
Planet Fitness(3)	NR/NR/NR	15,350	5.1%	$58.63	7.5%	6/30/2030
Party City(4)	NR/Baa2/BBB(5)	11,865	4.0%	$104.09	10.3%	10/31/2021
Joe Fresh(6)	NR/NR/BBB	8,572	2.9%	$285.92	20.5%	1/31/2021
Payless Shoes	NR/NR/NR	5,392	1.8%	$310.00	14.0%	1/31/2022
Total Occupied Collateral		300,287	100.0%	$39.88	100.0%
Vacant		0	0.0%
Total		300,287	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The borrower has a leased fee interest in the land and improvements consisting of a 350-key, 222,000 sq. ft. hotel, subject to a 68-year lease with 34th Hotel Ventures LLC, an affiliate of the borrower, which tenant operates the hotel. U/W Base Rent PSF represents the tenant’s average rent through the 215 West 34th Street & 218 West 35th Street Loan term.
(3)	Planet Fitness is in occupancy but not paying rent. Rent commences in May 2016. At origination, the borrower deposited $225,000 into a Planet Fitness reserve account for such free rent. See “Initial Reserves” below.
(4)	Party City subleases the entirety of its space from Duane Reade, whose lease is guaranteed by Walgreens. The lease for Duane Reade expires on 10/31/2031 with one, ten-year extension option. The sublease between Party City and Duane Reade commenced on 2/1/2012 and expires on 10/31/2021 with two, five-year extension options. Annual rent under the Duane Reade lease of $90.60 PSF was underwritten. Annual rent under the Party City sublease is approximately $94.82 PSF.
(5)	Reflects Walgreens’ rating, which is the parent company of Duane Reade.
(6)	Joe Fresh space is currently dark but current on rent payments. The tenant intends to sublease its space as a result of a corporate initiative to close brick and mortar locations in the U.S. (including two recently vacated locations on 5th Avenue in New York City). The lease through 2021 is guaranteed by Loblaw Companies Limited (TSE:L) (“Loblaw”) (rated NR/NR/BBB by Fitch/Moody’s/S&P), the parent company of Joe Fresh. Loblaw is the largest food retailer in Canada. Further, the tenant has a marketing agreement in-place with the borrower to re-lease the space under which, Joe Fresh (guaranteed by Loblaw) is responsible for up to $66 PSF in tenant improvements, any leasing commissions and up to six months of free rent in the event the space is re-leased. In-place base rent under the Joe Fresh lease is $278.94 PSF, which is approximately 10.4% below the appraiser’s concluded market rent of $311.34 PSF.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	2	20,437	6.8%	20,437	6.8%	$180.36	30.8%	30.8%
2022	1	5,392	1.8%	25,829	8.6%	$310.00	14.0%	44.7%
2023	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
2024	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
2025	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
2026	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
Thereafter	3	274,458	91.4%	300,287	100.0%	$24.11	55.3%	100.0%
Vacant	NAP	0	0.0%	300,287	100.0%	NAP	NAP
Total / Wtd. Avg.	6	300,287	100.0%			$39.88	100.0%

(1)	Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The Loan. The 215 West 34th Street & 218 West 35th Street whole loan (the “215 West 34th Street & 218 West 35th Street Whole Loan”) is a fixed rate loan with an original principal balance of $130.0 million secured by a 40-story mixed-use tower located between 7th and 8th Avenue in New York, New York (the “215 West 34th Street & 218 West 35th Street Property”) comprised of (i) the borrower’s fee simple interest in 78,287 sq. ft. of retail space and (ii) the borrower’s leased fee interest in the land and improvements consisting of a 222,000 sq. ft. hotel, subject to a 68-year lease (the “Hotel Lease”) with 34th Hotel Ventures LLC, an affiliate of the borrower, which tenant (the “Hotel Improvements Leasehold Owner”) operates a 350-key Renaissance by Marriott hotel. The 215

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

52

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

West 34th Street & 218 West 35th Street loan is evidenced by the non-controlling Note A-2, with an original principal balance of $40.0 million (the “215 West 34th Street & 218 West 35th Street Loan”), which will be included in the CFCRE 2016-C3 Mortgage Trust. The pari passu controlling Note A-1 and non-controlling Note A-3 with a combined aggregate original balance of $90.0 million will be contributed to a future securitization trust.

The relationship between the holders of the 215 West 34th Street & 218 West 35th Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–215 West 34th Street & 218 West 35th Street Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$55,000,000	$55,000,000	CCRE	Yes
Note A-2	$40,000,000	$40,000,000	CFCRE 2016-C3	No
Note A-3	$35,000,000	$35,000,000	CCRE	No
Total	$130,000,000	$130,000,000

The 215 West 34th Street & 218 West 35th Street Whole Loan has a 10-year term and is interest only throughout the term. The 215 West 34th Street & 218 West 35th Street Loan accrues interest at a fixed rate equal to 4.2210% and has a cut-off date balance of $40.0 million. Loan proceeds were used to retire existing debt of approximately $42.8 million, fund upfront reserves, pay closing costs and return approximately $80.2 million of equity to the borrower. Based on the as-is appraised value of $240.0 million as of October 30, 2015 the cut-off date LTV ratio is 54.2%. The most recent financing of the 215 West 34th Street & 218 West 35th Street Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$130,000,000	100.0%	Loan Payoff	$42,803,420	32.9%
			Reserves	$539,657	0.4%
			Closing Costs	$6,495,327	5.0%
			Return of Equity(1)	$80,161,596	61.7%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%
(1)	Since 2012, the borrower has invested approximately $126.0 million to develop the 215 West 34th Street & 218 West 35th Street Property, which includes approximately $20.0 million for the retail component.

The Borrower / Sponsor.  The borrower, 34th Street Penn Association LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The borrower is an entity controlled via a joint partnership between the Dushey, Adjmi and Cayre families. The sponsor of the borrower and non-recourse carve-out guarantor is Jack Dushey.

Jack Dushey is the founder and CEO of Jenel Management Corporation (“Jenel”). Founded in 1984, Jenel is a privately held real estate investment and management company based in New York City. Jenel owns and manages over 90 properties totaling more than 3.0 million sq. ft. consisting primarily of retail space.

The Adjmi family’s portfolio consists of over 100 retail, office, shopping centers, residential and development projects, totaling approximately 12.0 million sq. ft. The Cayre family owns and manages over 2.5 million sq. ft. of commercial real estate.

The Property. The 215 West 34th Street & 218 West 35th Street Property is a Class A, 40-story mixed-use tower located between 7th Avenue and 8th Avenue in New York, New York. The first four floors (plus the basement floor) are comprised of 78,287 sq. ft. of retail space that is 100.0% leased to five tenants. A portion of the fourth floor and all of the fifth through 40th floors (totaling 220,000 sq. ft.), are leased to the Hotel Improvements Leasehold Owner and are occupied by a recently developed 350-key Renaissance by Marriott Hotel.

Retail Improvements (78,287 sq. ft., 26.1% of NRA, 80.3% of U/W Base Rent)

Developed in phases between January 2012 and December 2015, the retail portion of the 215 West 34th Street & 218 West 35th Street Property features 78,287 sq. ft. of retail space located on the ground floor as well as three upper levels and a lower sub-grade level. Approximately 62,937 sq. ft. has frontage along 34th Street and 15,350 sq. ft. has frontage along 35th Street. The retail space is currently 100.0% leased to five tenants with suite sizes ranging from 5,392 sq. ft. to 37,108 sq. ft.

The largest retail tenant, DSW Shoes, occupies 37,108 sq. ft., or 47.4% of retail NRA and accounts for 34.9% of retail underwritten base rent. The second largest retail tenant, Planet Fitness, occupies 15,350 sq. ft., 19.6% of retail NRA and accounts for 9.4% of retail

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

underwritten base rent. The third largest retail tenant, Party City (subleased from Duane Reade), occupies 11,865 sq. ft., or 15.2% of retail NRA and accounts for 12.8% of retail underwritten base rent.

Leased Fee Hotel Improvements (222,000 sq. ft., 73.9% of NRA, 19.7% of U/W Base Rent)

Developed between July 2013 and December 2015, the hotel portion of the 215 West 34th Street & 218 West 35th Street Property features 222,000 sq. ft. of hotel improvements situated on floors 4 through 40. The 350-key hotel, which is not part of the collateral for the 215 West 34th Street & 218 West 35th Street Loan, is expected to open for business in March 2016 and operate as a Renaissance by Marriott. Hotel amenities include a full-service restaurant and lounge, 8,000 sq. ft. deck with a retractable roof, access to the Planet Fitness gym and five meeting rooms totaling 4,500 sq. ft. of total meeting space, among other things.

The hotel improvements are 100.0% leased to the Hotel Improvements Leasehold Owner, which consists of three members - (i) Jenel Management Corp. (approximately 60.0% and the managing member), an affiliate of the borrower, (ii) Stonebridge Companies (approximately 20.0%) and (iii) Kenneth Hart (approximately 20.0%). In May 2013, the Hotel Improvements Leasehold Owner executed a 68-year lease with a rent commencement date of November 2015 and lease expiration of October 2083. Initial annual lease payments is $2.25 million, with 10.0% escalations every six years.

The hotel is subject to a 30-year franchise agreement with Marriott International, Inc. and is managed by 365 Management Company, a subsidiary of Stonebridge Companies (“Stonebridge”). Founded in 1991, Stonebridge is a privately owned, hotel owner, operator and developer headquartered near Denver, Colorado. The company’s current portfolio includes 45 hotels with 7,000 rooms nationwide.

Environmental Matters. The Phase I environmental report dated November 12, 2015 recommended no further action at the 215 West 34th Street & 218 West 35th Street Property.

The Market. The 215 West 34th Street & 218 West 35th Street Property is situated along West 34th Street in the Penn Station/Herald Square neighborhood of New York, New York. The neighborhood includes Penn Station, the Empire State Building, Madison Square Garden, Hudson Yards (currently under construction) and the 34th Street retail corridor, which features Macy’s, H&M, Zara, Gap, Uniqlo, Old Navy and Banana Republic. The 215 West 34th Street & 218 West 35th Street Property is located less than one block from the 1,2,3 and A,C,E trains. According to a third party report, the hourly foot traffic on the northwest corner of 7th Avenue and West 34th Street in August 2014 was approximately 17,000 individuals.

Retail Improvements

The 215 West 34th Street & 218 West 35th Street Property is located in the Penn Plaza retail submarket of Manhattan’s midtown area. As of 2Q 2015, the Penn Plaza submarket reported an average rental rate of $119.76 with a vacancy rate of 1.8%. The appraiser determined a blended retail market rent to be $141.11 PSF, which is approximately 18.4% above underwritten base rent, with a vacancy rate of 3.0%.

The appraiser analyzed a set of ten comparable properties within the immediate competitive area of the 215 West 34th Street & 218 West 35th Street Property. The appraiser indicated that grade-level retail rents for the 215 West 34th Street & 218 West 35th Street Property would range from $350 to $400 PSF and off-grade spaces would range from $75 to $150 PSF. The below chart represents the blended rent for each comparable tenant.

Comparable Set(1)
Property	Tenant	Start Date	Size (Sq. Ft.)	Rental Rate
215 West 34th Street & 218 West 35th Street Property	Various	Various	78,287(2)	$122.78(3)
5 Penn Plaza	TD Bank	May 2015	3,882	$400.00
1400 Broadway	Chipotle	February 2015	2,901	$151.28
1 Herald Square	Verizon	December 2014	6,600	$666.67
5 Penn Plaza	CVS	August 2014	9,655	$300.00
44 West 34th Street	Lush	June 2014	3,326	$375.30
32 West 34th Street	Journeys Shoes	November 2013	7,200	$243.06
1333 Broadway	Urban Outfitters	June 2013	50,456	$122.88
1 Herald Square	H&M	June 2013	50,700	$364.79
144 West 37th Street	Balade	May 2015	2,500	$57.60
498 Seventh Avenue	JBLA Fashion	May 2015	4,369	$41.29
(1)	Source: appraisal.
(2)	Represents the total sq. ft. of the retail component.
(3)	Represents the weighted average U/W base rent for the retail component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

54

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

Leased Fee Hospitality Improvements

The hotel, which is not part of the collateral for the 215 West 34th Street & 218 West 35th Street Loan, is a full-service hotel situated in Midtown Manhattan.

The Hotel Improvements Leasehold Owner’s projected year-one budget net cash flow, inclusive of a 4.0% FF&E adjustment, is approximately $13.6 million. This excludes the $2.25 million ground rent payment, which represents approximately 6.7% of budgeted total revenue.

Cash Flow Analysis of Non-Collateral Improvements(1)
	Year 1 Budget	Budget per Room(2)
Occupancy	79.0%
ADR	$318.00
RevPAR	$251.22

Room Revenue	$32,181,282	$91,947
F&B Revenue	900,000	2,571
Other Revenue	633,558	1,810
Total Revenue	$33,714,840	$96,328
Operating Expenses	7,149,426	20,427
Undistributed Expenses	9,255,738	26,445
Gross Operating Profit	$17,309,676	$49,456
Total Fixed Charges	2,391,227	6,832
Net Operating Income	$14,918,449	$42,624
FF&E(3)	1,348,594	3,853
Net Cash Flow	$13,569,855	$38,771
(1)	Source: Hotel Improvements Leasehold Owner
(2)	Based on 350 Rooms.
(3)	Assumes 4.0% FF&E

According to a third party market research firm, the competitive set for the hotel component reported occupancy, ADR and RevPAR of 92.2%, $290.52 and $267.73, respectively, as of November 2015. The competitive set includes the Courtyard New York Manhattan 5th Avenue, Courtyard New York Manhattan Times Square South, Renaissance New York Times Square Hotel, Westin New York at Times Square, Hilton Times Square, Kimpton Hotel Eventi and the Residence Inn New York Manhattan Times Square.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

55

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	2014	T-12 9/30/2015	U/W(1)	U/W PSF
Retail Base Rent(1)	$4,970,794	$6,256,913	$7,244,378	$7,632,024	$9,611,718	$32.01
Leased Fee Hospitality Base Rent(2)	0	0	0	0	2,362,500	7.87
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$4,970,794	$6,256,913	$7,244,378	$7,632,024	$11,974,218	$39.88
Total Recoveries	36,843	168,161	350,989	586,487	2,876,763	9.58
Less: Vacancy(3)	0	0	0	0	(314,862)	(1.05)
Effective Gross Income	$5,007,637	$6,425,074	$7,595,367	$8,218,511	$14,536,119	$48.41
Total Operating Expenses	712,250	880,647	1,438,944	2,648,416	3,987,562	13.28
Net Operating Income	$4,295,387	$5,544,427	$6,156,423	$5,570,095	$10,548,557	$35.13
TI/LC	0	0	0	0	78,287	0.26
Capital Expenditures	0	0	0	0	11,743	0.04
Net Cash Flow(4)	$4,295,387	$5,544,427	$6,156,423	$5,570,095	$10,458,527	$34.83
(1)	U/W Retail Base Rent represents base rent associated with the retail component, which includes $125,547 in contractual rent steps through December 31, 2016 and rent averaging of $160,054 for Party City (Duane Reade).
(2)	U/W Leased Fee Hospitality Base Rent represents base rent associated with the hotel component, which includes rent averaging of $112,500 through the 215 West 34th Street & 218 West 35th Street Loan term. In May 2013, the Hotel Improvements Leasehold Owner executed a 68-year lease with an expiration of October 2083. Current annual base rent is $2.25 million with 10.0% escalations every six years.
(3)	U/W Vacancy represents a 3.3% vacancy adjustment on the Gross Potential Rent for the retail component, which is in line with the appraiser’s conclusion. The retail component is 100.0% leased to five retail tenants.
(5)	The increase in Net Cash Flow from T-12 9/30/2015 to U/W is primarily the result of the rent commencement associated with the newly constructed hotel improvements and the lease with Planet Fitness.

Property Management.    The 215 West 34th Street & 218 West 35th Street Property is managed by Jenel Management Corp., an affiliate of the borrower.

Lockbox / Cash Management.    The 215 West 34th Street & 218 West 35th Street Whole Loan is structured with a hard lockbox and springing cash management. In place cash management will occur upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or property manager or (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain an NOI debt yield of at least 6.0% until the NOI debt yield is at least equal to 6.5% for two consecutive calendar quarters. A full excess cash flow sweep will occur upon the commencement of an event in clauses (i) or (ii) above.

Initial Reserves.    At loan origination, the borrower deposited (i) $290,167 into tax reserve account, (ii) $24,490 into an insurance reserve account and (iii) $225,000 into a Planet Fitness free rent reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves related to the retail portion of the 215 West 34th Street & 218 West 35th Street Property in amount equal to (i) 1/12 of the estimated annual real estate taxes, which currently equates to $290,167, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $12,245, (iii) $979 into a replacement reserve account and (iv) if at any time during the term of the 215 West 34th Street & 218 West 35th Street Loan, the NOI debt yield is less than 6.0%, $6,530 monthly into a rollover reserve account.

Notwithstanding the foregoing, so long as no Hotel Lease Trigger has occurred and the Hotel Improvements Leasehold Owner maintains and pays for directly the insurance for the hotel component, the amount that the borrower is required to deposit under the 215 West 34th Street & 218 West 35th Street Loan for insurance premiums will be reduced to an amount equal to 1/12 of the insurance premiums for the retail component and the building (excluding the hotel component).

A “Hotel Lease Trigger” will commence upon (i) an event of default under the Hotel Lease, (ii) written notice by the Hotel Improvements Leasehold Owner of its intention to terminate the Hotel Lease, (iii) after either the borrower or Hotel Improvements Leasehold Owner terminates or cancels the Hotel Lease through legal action without lender consent, (iv) after the Hotel Lease is terminated or cancelled and/or is not in full force and effect or (v) after any bankruptcy or insolvency of the Hotel Improvements Leasehold Owner.

As of the origination date, the hotel component has not yet received a temporary certificate of occupancy. The 215 West 34th Street & 218 West 35th Street Loan is recourse to the borrower and guarantor for losses, if any, as a result of the hotel not having a temporary certificate of occupancy. Rent payments pursuant to the Hotel Lease commenced in November 2015. The retail component has temporary certificates of occupancy. The borrower has an obligation under the 215 West 34th Street & 218 West 35th Street Loan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

56

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

documents to maintain all licenses and permits to allow continued occupancy of the 215 West 34th Street & 218 West 35th Street Property.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

57

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

58

215 West 34th Street; 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 54.2% 1.88x 8.1%

215 West 34th Street &
218 West 35th Street
New York, NY 10001
DIAMOND ROW
RESTAURANT ROW
THEATER DISTRICT
GARMENT DISTRICT
MIDTOWN
FUR DISTRICT
NOMAD
FLATIRON DISTRICT
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
W 23RD STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
BROADWAY
FIFTH AVENUE
MADISON AVENUE
Manhattan Plaza
Theater Row East
Port Authority Bus Terminal
LINCOLN TUNNEL ENTRANCE & EXIT
E-Walk
Hilton Times Square
New York Times Building
Times Square
Conde-Nast
Bank of America Tower
1180 Sixth
1166 Sixth
1177 Sixth
Hippodrome
HBO
Grace Bldg
500 Fifth
Bryant Park
New York Public Library
Pennsylvania Building
Macy's Herald Square
Herald Square
Empire State Building
One Penn Plaza
Madison Square Garden
Two Penn Plaza
Penn Station
Moynihan Station
5 MW by Brookfield
Manhattan West by Brookfield
Pennsylvania Hotel
Manhattan Mall (A&S Plaza)
Greeley Square
11 Penn Plaza
United States Postal Service Morgan Station
Fashion Institute Of Technology
Madison Square Park
Flatiron Bldg
New York
MANHATTAN
Upper East Side
Upper West Side
West New York
Astoria
Long Island City
Central Park
Metropolitan Museum of Art
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Midtown
Empire State Building
Hoboken
NYU
SoHo
Financial District
Jersey City
BROOKLYN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition
Sponsors(2):	AG Net Lease III Corp.; AG Net Lease III (SO) Corp.
Borrower:	AGNL Exercise, L.L.C.
Original Balance(3):	$40,000,000
Cut-off Date Balance(3):	$40,000,000
% by Initial UPB:	5.7%
Interest Rate:	4.9040%
Payment Date:	6th of each month
First Payment Date:	January 6, 2016
Maturity Date:	December 6, 2025
Amortization:	Interest Only
Additional Debt(3)(4):	$134,300,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection(5)(6):	L(25), YM1(91), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(7)
	Initial	Quarterly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Required Repairs(8):	$1,879,873	NAP

Financial Information(9)
Cut-off Date Balance / Sq. Ft.:	$139
Balloon Balance / Sq. Ft.:	$139
Cut-off Date LTV:	57.1%
Balloon LTV:	57.1%
Underwritten NOI DSCR:	2.16x
Underwritten NCF DSCR:	1.99x
Underwritten NOI Debt Yield:	10.7%
Underwritten NCF Debt Yield:	9.9%
Underwritten NOI Debt Yield at Balloon:	10.7%
Underwritten NCF Debt Yield at Balloon:	9.9%

Property Information
Single Asset / Portfolio:	Portfolio of 10 properties
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	NJ, MA, IL, MN, VA, AL, OH, MO, GA
Year Built / Renovated:	2007-2015 / NAP
Total Sq. Ft.:	1,254,268
Property Management:	Life Time Fitness, Inc.
Underwritten NOI:	$18,692,075
Underwritten NCF:	$17,249,666
Appraised Value:	$305,200,000
Appraisal Date:	July-August 2015

Historical NOI(1)
In Place NOI(10):	$20,284,400
2014 NOI:	NAP
2013 NOI:	NAP
2012 NOI:	NAP

Historical Occupancy
Most Recent Occupancy:	100.0% (December 30, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
(1)	In June 2015, the tenant, Life Time Fitness executed a sale-leaseback transaction with the borrower sponsor. Proceeds from the AG Life Time Fitness Portfolio Loan were used to pay down the line of credit that financed the sale- leaseback. As a result, Historical NOI is NAP.

(2)	The borrower sponsor is also an affiliate of the borrower sponsor under the mortgage loan identified on Annex A-1 as Sunny Delight Beverages, which has a cut-off date balance of $9,000,000.

(3)	The AG Life Time Fitness Portfolio Whole Loan is evidenced by four pari passu notes in the aggregate original principal amount of $174.3 million. The non-controlling Note A-2, with an original principal balance of $40.0 million, will be included in the CFCRE 2016-C3 mortgage trust. The controlling Note A-1 and non-controlling Note A-3 and Note A-4 with an aggregate original principal balance of $134.3 million, will not be included in the trust and are expected to be held by CCRE or an affiliate and contributed to a future securitization. For additional information on the pari passu companion loans, see “The Loan” below.

(4)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(5)   Partial release is permitted. See “Partial Release” below.

(6)  The lockout period for yield maintenance will be at least 25 payment dates beginning with and including the first payment date of January 6, 2016. Yield maintenance of the full $174.3 million AG Life Time Fitness Portfolio Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) January 6, 2019. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C3 securitization closing date in January 2016. The actual lockout period may be longer.

(7)   See “Initial Reserves” and “Ongoing Reserves” below. Springing reserves are deposited on a quarterly basis.

(8)   The borrowers deposited $1,879,873 into a required repairs reserve account, which represents approximately 110.0% of the engineer’s estimated immediate repairs

(9)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate AG Life Time Fitness Portfolio Whole Loan.

(10)  In Place NOI represents the current annualized triple-net rent pursuant to a unitary lease covering all of the AG Life Time Fitness Portfolio Properties that commenced in June 2015 and expires in June 2035.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

61

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Portfolio Summary
Property	Location	Year Built	Sq. Ft.	Allocated Loan Amount ($)(1)	Allocated Loan Amount (%)	Appraised Value(2)	Occupancy(3)
Florham Park	Florham Park, NJ	2008	109,995	$25,826,550	14.8%	$45,200,000	100.0%
Westwood	Westwood, MA	2015	128,000	$25,242,239	14.5%	$43,500,000	100.0%
Vernon Hills	Vernon Hills, IL	2008	140,495	$21,444,217	12.3%	$38,000,000	100.0%
Lakeville	Lakeville, MN	2007	214,646	$17,061,884	9.8%	$29,800,000	100.0%
Sterling	Sterling, VA	2008	112,110	$15,717,968	9.0%	$28,000,000	100.0%
Vestavia Hills	Vestavia Hills, AL	2013	103,647	$14,899,933	8.5%	$25,700,000	100.0%
Beachwood	Beachwood, OH	2010	112,110	$14,257,191	8.2%	$24,800,000	100.0%
Dublin	Dublin, OH	2007	109,045	$13,439,155	7.7%	$23,900,000	100.0%
Ellisville	Ellisville, MO	2008	112,110	$13,263,862	7.6%	$23,300,000	100.0%
Woodstock	Woodstock, GA	2008	112,110	$13,147,000	7.5%	$23,000,000	100.0%
Total / Wtd. Avg.			1,254,268	$174,300,000	100.0%	$305,200,000	100.0%
(1)	Based on the AG Life Time Fitness Portfolio Whole Loan amount.

(2)	The appraiser assigned a hypothetical “dark value” of $220.9 million. The Cut-off Date LTV based on the hypothetical “dark value” is approximately 78.9%.

(3)	Occupancy as of December 30, 2015.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P) (1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration(3)

Life Time Fitness	NR/B2/B	1,254,268	100.0%	$16.17	100.0%	6/30/2035
Total Occupied Collateral		1,254,268	100.0%	$16.17	100.0%
Vacant		0	0.0%
Total		1,254,268	100.0%

(1)	The tenant under the lease is Healthy Way of Life III, LLC. Life Time Fitness Inc. (“Life Time Fitness”), the parent company, has guaranteed the obligations of the tenant under the lease. Ratings shown are of the parent company. For the purposes of this disclosure, “tenant” refers to Life Time Fitness.

(2)	U/W Base Rent PSF represents Life Time Fitness’s current annual rent of $16.17 PSF. Per the terms of its lease, base rent will increase by 9.93% effective July 1, 2020 and increase by 10.0% every five years thereafter. The lease is structured with four, five-year renewal options and no termination options (other than in connection with certain casualty and condemnation events).

(3)	The AG Life Time Fitness Portfolio Properties are currently 100.0% occupied by Life Time Fitness pursuant to a unitary lease covering all of the AG Life Time Fitness Portfolio Properties that expires in June 2035.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

62

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Expiring	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	1,254,268	100.0%	1,254,268	100.0%	$16.17	100.0%	100.0%
Vacant	NAP	0	0.0%	1,254,268	100.0%	NAP	NAP
Total / Wtd. Avg.	1	1,254,268	100.0%			$16.17	100.0%

(1)	Annual U/W Base Rent PSF represents Life Time Fitness’s current annual rent of $16.17 PSF. Per the terms of its lease, base rent will increase by 9.93% effective July 1, 2020 and increase by 10.0% every five years thereafter. The lease is structured with four, five-year renewal options and no termination options (other than in connection with certain casualty and condemnation events).

The Loan. The AG Life Time Fitness Portfolio whole loan (the “AG Life Time Fitness Portfolio Whole Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in a 1,254,268 sq. ft., 10 property portfolio of fitness centers located in nine states (each a “Property” or an “AG Life Time Fitness Portfolio Property”, and collectively, the “AG Life Time Fitness Portfolio Properties”) with an original and cut-off date principal balance of $40.0 million. The AG Life Time Fitness Portfolio loan is evidenced by the non-controlling Note A-2 with an original principal balance of $40.0 million (the “AG Life Time Fitness Portfolio Loan”), which will be included in the CFCRE 2016-C3 mortgage trust. The pari passu controlling Note A-1, non-controlling Note A-3 and Note A-4 with an aggregate original principal balance of $134.3 million will not be included in the trust and are expected to be held by CCRE or an affiliate and contributed to a future securitization trust.

The relationship between the holders of the AG Life Time Fitness Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–AG Life Time Fitness Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$60,000,000	$60,000,000	CCRE	Yes
Note A-2	$40,000,000	$40,000,000	CFCRE 2016-C3	No
Note A-3	$40,000,000	$40,000,000	CCRE	No
Note A-4	$34,300,000	$34,300,000	CCRE	No
Total	$174,300,000	$174,300,000

The AG Life Time Fitness Portfolio Whole Loan has a 10-year term and requires interest only payments for the term of the loan. The AG Life Time Fitness Portfolio Whole Loan accrues interest at a fixed rate equal to 4.9040%. In June 2015, the borrower sponsor purchased the AG Life Time Fitness Portfolio Properties for approximately $298.3 million from Life Time Fitness and subsequently leased each of the AG Life Time Fitness Portfolio Properties back to the tenant. The borrower sponsor financed the sale-leaseback transaction with approximately $127.3 million in equity as well as the funding from a line of credit. Loan proceeds were used to pay off the borrower sponsor’s line of credit, fund upfront reserves of approximately $1.9 million and pay closing costs. Based on the portfolio appraised value of $305.2 million as of July and August 2015, the cut-off date LTV ratio is 57.1%. The most recent prior financings of the AG Life Time Fitness Portfolio Properties were not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$174,300,000	57.8%	Purchase Price(1)	$298,300,000	98.9%
Sponsor Equity	$127,270,004	42.2%	Reserves	$1,879,873	0.6%
			Closing Costs	$1,398,131	0.5%
Total Sources	$301,728,004	100.0%	Total Uses	$301,728,004	100.0%
(1)	In June 2015, the tenant, Life Time Fitness, executed a sale-leaseback transaction with the borrower sponsor. Proceeds from the AG Life Time Fitness Portfolio Whole Loan were used to pay down the line of credit that financed the sale-leaseback.

The Borrower / Sponsors. The borrower is AGNL Exercise, L.L.C., a single purpose Delaware limited liability company, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are AG Net Lease III (SO) Corp. (7.3%) and AG Net Lease III Corp. (92.7%), on a several basis only. Such carve-out guarantors are severally liable for their respective guarantor percentage share based on their proportionate indirect ownership interest in the borrower (indicated above), which percentage may change in connection with permitted transfers. In addition, with respect to environmental liability pursuant to the environmental indemnity agreement, the borrower and the guarantors’ liability is limited to the outstanding principal balance of the AG Life Time Fitness Portfolio Loan (at the time the liability occurs) multiplied by the allocated loan amount percentage for the affected Property.

AG Net Lease III Corp. and AG Net Lease III (SO) Corp. are subsidiaries of Angelo, Gordon & Co. Angelo, Gordon & Co. is a privately held registered investment advisor dedicated to alternative investing founded in 1988 that currently manages assets of approximately $27.0 billion. Since 1993, Angelo, Gordon & Co. has acquired over $13.0 billion of properties.

The Properties. The AG Life Time Fitness Portfolio Properties consist of ten, Class A single tenant fitness centers containing 1,254,268 sq. ft. located in New Jersey, Massachusetts, Illinois, Minnesota, Ohio (two properties), Alabama, Virginia, Georgia and Missouri. The AG Life Time Fitness Portfolio Properties were built-to-suit by the tenant between 2007 and 2015 and range in size from 103,647 to 214,646 sq. ft. with an average size of 125,427 sq. ft. The AG Life Time Fitness Portfolio Properties operate as full-service health clubs with amenities such as indoor and outdoor swimming pools, racquetball and squash courts, basketball courts, weight training areas, yoga and cycle studio rooms, day care facilities, men’s and women’s locker rooms, cafes and spas.

Collateral Summary
Property	State	Open Date	Sq. Ft.	Proximate City
Florham Park	NJ	November 2008	109,995	New York City – 26.4 miles
Westwood	MA	July 2015	128,000	Boston – 19.5 miles
Vernon Hills	IL	September 2008	140,495	Chicago – 34.4 miles
Lakeville	MN	June 2007	214,646(1)	Minneapolis – 23.3 miles
Sterling	VA	October 2008	112,110	Washington D.C. – 30.3 miles
Vestavia Hills	AL	April 2013	103,647	Birmingham – 8.3 miles
Beachwood	OH	January 2010	112,110	Cleveland – 15.3 miles
Dublin	OH	April 2007	109,045	Columbus – 15.6 miles
Ellisville	MO	June 2008	112,110	St. Louis – 23.9 miles
Woodstock	GA	June 2008	112,110	Atlanta – 30.6 miles
Total / Wtd. Avg.			1,254,268
(1)	Includes a 98,547 sq. ft. indoor tennis facility

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

64

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Life Time Fitness Amenities Summary(1)
	Florham Park	Westwood	Vernon Hills	Lakeville	Sterling	Vestavia Hills	Beachwood	Dublin	Ellisville	Woodstock
Current Level	Onyx	Diamond	Onyx	Gold	Platinum	Platinum	Gold	Gold	Gold	Gold
LifeCafé	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
LifeSpa	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Medi-spa	No	No	Yes	Yes	Yes	Yes	No	Yes	No	No
LifeClinic	No	No	No	Yes	No	No	No	Yes	No	No
Activity Center	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Child Center	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Rock Wall	Yes	No	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Indoor Pool	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Outdoor Pool	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Basketball Courts	2	2	2	2	2	2	2	2	0	2
Studios	2	2	2	2	2	2	2	2	2	2
Cycle Studios	1	1	1	1	1	1	1	1	1	1
Yoga Studios	1	1	1	1	1	1	1	1	1	1
Pilates	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Racquetball	No	No	No	No	Yes	No	No	Yes	No	No
Squash	Yes	No	Yes	Yes	No	No	No	Yes	No	Yes
Tennis	No	No	No	Yes	No	Yes	No	No	No	No
(1)	Source: appraisal.

Life Time Fitness is a privately held, health and lifestyle company that was founded in 1992. As of November 1, 2015, Life Time Fitness operates 118 centers in 26 states and 35 markets in the United States and Canada. The company offers programs for adults and children in group fitness, yoga, swimming, running, racquetball, squash, tennis, Pilates, martial arts, rock climbing, cycling, basketball, and personal training, and also offers weight-loss, nutrition, and chiropractic services. Through its LifeCafés, LifeSpas and website, the company also offers nutritional products and educational classes and seminars. In addition, the company publishes a magazine under the Experience Life name that includes articles on nutrition and healthy eating, health and wellness, exercise and active adventure, stress-management, and personal development.

As of year-end 2014, Life Time Fitness reported revenues of approximately $1.29 billion, which were approximately 7.0% greater than 2013 revenues.

The Lease. Concurrent with the sale-leaseback transaction, Healthy Way of Life III, LLC, a subsidiary of Life Time Fitness executed a 20 year, triple-net unitary lease, that is guaranteed by Life Time Fitness (the “Lease”). The Lease expires on June 30, 2035, provides for base rent is $20,284,400 ($16.17 PSF) with contractual increases of 9.93% effective July 1, 2020 and 10.0% every five years thereafter and is structured with four, five-year renewal options and no termination options (other than in connection with certain casualty and condemnation events).

The Lease provides the tenant with certain limited rights to discontinue operations for a period of 180 days (excluding renovations, remodeling or other construction), provided tenant continues to meet all of its obligations under the Lease, including the payment of rent and that during (A) the first five years of the Lease, only one Property may go dark, (B) years 6-10, up to two Properties may go dark, (C) years 11-15, only one Property may go dark and (D) years 16-20 up to two Properties may go dark; provided, however, at no time may more than one Property be dark.

If tenant discontinues operations for more than 180 days, the applicable Property will be deemed a “Non-Economic Facility”, and the tenant is required to (i) deliver, as a security deposit, a letter of credit in an amount equal to two months’ rent (such amount, the “Required Letter of Credit Amount”, and such letter of credit, the “Security Deposit Letter of Credit”) and (ii) either substitute an acceptable replacement property (a “Substitute Property”) for the Non-Economic Facility (provided that only three Substitute Properties are permitted during the initial ten years of the lease term) or, at borrower’s direction, arrange for a sale of the Non-Economic Property. See “Partial Release” and “Substitution” below.

The tenant will be in default under the Lease in the event that the tenant (i) has not resumed operations at the Non-Economic Facility within nine months after the Property was deemed to be a Non-Economic Facility, (ii) has not provided a Substitute Property prior to the date which is (x) nine months after the Property was deemed to be a Non-Economic Facility, or (y) nine months after the date that borrower instructed the tenant to offer such Non-Economic Facility for sale, or (iii) has not sold the Non-Economic Facility within nine months after the date that borrower instructed the tenant to offer such property for sale. All such terms, conditions and obligations described in this paragraph and the immediately preceding paragraph, each a “Non-Economic Facility Obligation”.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

65

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Once a Property is deemed a Non-Economic Facility, until such Property is substituted or sold as described above, the borrower has the right to terminate the lease with respect to such Non-Economic Facility and equitably reduce the annual rent by the applicable rent reduction percentage.

Under the Lease, the tenant may change the use at any Property from fitness and fitness/health club related activities to medical office.

Under the Lease the tenant has the right, without borrower or lender consent, to (i) assign the Lease to an entity that (a) has a credit rating of not less than “BBB” from S&P, “Baa2” from Moody’s or the equivalent, or (b) delivers an acceptable letter of credit to the borrower in the amount of 12 months of annual rent due under the Lease, which letter of credit is required to be renewed on an annual basis throughout the term of the Lease, (ii) mortgage its leasehold interest, and (iii) make material alterations to a Property; provided that structural alterations generally require the consent of the borrower, which consent may not be unreasonably withheld, conditioned or delayed.

Environmental Matters. The Phase I environmental reports dated July 6, 2015 recommended no further action at the AG Life Time Fitness Portfolio Properties.

The Market. The AG Life Time Fitness Portfolio Properties are located in New Jersey, Massachusetts, Illinois, Minnesota, Virginia, Alabama, Ohio, Missouri and Georgia.

Market Overview(1)
			Rental Rate PSF
Mortgaged Property	Population(2)	Average Household Income(2)	Actual	Market(3)
Florham Park	150,012	$167,618	$27.32	$29.25
Westwood	140,652	$122,070	$22.95	$22.75
Vernon Hills	132,610	$143,690	$17.76	$17.25
Lakeville	122,270	$101,969	$9.25	$10.00
Sterling	177,442	$144,381	$14.34	$15.00
Vestavia Hills	140,302	$107,404	$16.73	$17.50
Beachwood	261,248	$73,646	$16.32	$17.25
Dublin	135,754	$109,414	$14.80	$16.00
Ellisville	120,703	$124,806	$13.65	$13.75
Woodstock	131,910	$114,140	$13.77	$14.50
Total / Wtd. Avg.			$16.17	$16.78
(1)	Source: appraisal.

(2)	Based on a 5-mile radius.

(3)	Based on the appraiser’s concluded market rent for the AG Life Time Fitness Portfolio Properties.

Cash Flow Analysis.

Cash Flow Analysis (1)
	In Place	U/W	U/W PSF
Base Rent(2)	$20,284,400	$20,284,400	$16.17
Value of Vacant Space	0	0	0.00
Gross Potential Rent	$20,284,400	$20,284,400	$16.17
Total Recoveries	0	0	0.00
Total Other Income	0	0	0.00
Less: Vacancy(3)	0	1,014,220	0.81
Effective Gross Income	$20,284,400	$19,270,180	$15.36
Total Operating Expenses	0	578,105	0.46
Net Operating Income	$20,284,400	$18,692,075	$14.90
TI/LC	1,254,268	1,254,268	1.00
Capital Reserve	188,140	188,140	0.15
Net Cash Flow	$18,841,992	$17,249,666	$13.75
(1)	In June 2015, the tenant, Life Time Fitness executed a sale-leaseback transaction with the borrower sponsor. As a result, historical cash flows are not applicable.

(2)	U/W Base Rent PSF represents Life Time Fitness’s current annual rent of $16.17 PSF. Per the terms of its lease, base rent will increase by 9.93% effective July 1, 2020 and increase by 10.0% every five years thereafter. The Lease is structured with four, five-year renewal options and no termination options.

(3)	U/W Vacancy represents 5.0% of Base Rent. The AG Life Time Fitness Portfolio Properties are currently 100.0% occupied by Life Time Fitness pursuant to a unitary lease covering all of the AG Life Time Fitness Portfolio Properties that expires in June 2035.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

66

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

Property Management. The AG Life Time Fitness Portfolio Properties are managed by the tenant, Life Time Fitness, Inc.

Lockbox / Cash Management.  The AG Life Time Fitness Portfolio Whole Loan is structured with a hard lockbox and in place cash management. Pursuant to its Lease, the tenant is required to make annual rent payments in quarterly installments. Each quarterly installment of rent is required to be held in a lender controlled cash management account. On each payment date occurring immediately after a rent payment date, the loan documents provide that the next two monthly debt service payment amounts will be held in the interest reserve account to be applied to debt service during the months that a rent payment date has not occurred, and any excess amounts will be transferred to the borrower’s operating account.

During a Waterfall Period, any springing reserve amounts together with, among other things, operating expenses, will be applied to payment under the AG Life Time Fitness Portfolio Whole Loan and any excess cash flow will be returned to the borrower. During a Cash Trap Period, all excess cash, after application of funds as required under the loan agreement, will be retained by the lender and held as additional collateral for the AG Life Time Fitness Portfolio Loan.

A “Waterfall Period” will occur (i) upon a Cash Trap Period, (ii) upon the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.50x until the debt service coverage ratio is at least 1.55x for two consecutive calendar quarters or (iii) upon the borrower obtaining mezzanine financing.

A “Cash Trap Period” will occur (i) during any event of default, (ii) during any bankruptcy action of the borrower, guarantor, property manager or the tenant under the Lease or (iii) upon a Life Time Fitness Lease Event.

A “Life Time Fitness Lease Event” will occur (i) upon the occurrence of any bankruptcy action with respect to Life Time Fitness (or the tenant subsidiary), (ii) during the occurrence of any breach or violation of a Non-Economic Facility Obligation or (iii) if the Lease is terminated, expires or is surrendered (except with respect to a partial release or substitution as described under “Partial Release and Substitution” below).

Initial Reserves. At loan origination, the borrowers deposited $1,879,873 into a required repairs reserve account, which represents approximately 110.0% of the engineer’s estimated immediate repairs.

Ongoing Reserves.  During the occurrence of a Waterfall Period, the borrower is required to deposit quarterly reserves on each payment date after a rent payment date in an amount equal to (i) 1/4 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/4 of the estimated annual insurance premiums into an insurance reserve account, (iii) $47,025 ($0.15 PSF annually) into the replacement reserve account and (iv) $313,502 ($1.00 PSF annually) into the rollover reserve account. In addition, in the event tenant goes dark and is required to deposit with borrower a Security Deposit Letter of Credit (as more particularly described above, under “The Lease”), the borrower is required to deposit with the lender cash in the Required Letter of Credit Amount, which will be deposited into the Life Time Fitness reserve account. In lieu of cash, the borrower may (i) deliver to the lender an acceptable a letter of credit in an amount equal to the Required Letter of Credit Amount or (ii) grant the lender a first lien and security interest in the Security Deposit Letter of Credit.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The AG Life Time Fitness Portfolio Loan documents permit an approved mezzanine loan in an amount not to exceed $17.43 million, provided that, among other things, the mezzanine loan (i) has a term that is coterminous with the AG Life Time Fitness Portfolio Loan and (ii) based on the combined principal balances, (a) the loan to value ratio is no more than 58.25%, (b) the debt service coverage ratio is equal to or greater than 2.30x and (c) the debt yield is equal to or greater than 11.50%.

Partial Release. At any time after the lockout period, the borrower may obtain the release of up to five individual AG Life Time Fitness Portfolio Properties, provided, among other things, (i) the borrower pays the Release Amount and (ii) after giving effect to such release, (a) the debt service coverage ratio is greater than or equal to the greater of (x) 2.10x and (y) the debt service coverage ratio immediately prior to the release and (b) the EBITDAR to Rent Ratio of the tenant is equal to or greater than EBITDAR to Rent Ratio prior to the release.

The “Release Amount” means (i) 110% of the applicable allocated loan amount (identified in the “Portfolio Summary” chart above) for the first three Properties to be released and (ii) 115% of the applicable Allocated Loan Amount for the next two Properties to be released, in each case, together with the applicable yield maintenance premium and costs.

“EBITDAR” means for any period, earnings (as defined under GAAP) from continuing operations before payment of federal, state and local taxes, plus interest expense, depreciation and amortization and rents, in each case for such period, computed and calculated in accordance with GAAP.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

67

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

“EBITDAR to Rent Ratio” means, as of any date, the ratio calculated by lender of (i) the EBITDAR of AG Life Time Fitness Portfolio Properties for the twelve (12) month period ending with the most recently completed calendar quarter, to (ii) the rental payments made by Life Time Fitness to the borrower under the Lease for such period.

Substitution. In connection with the partial release of an individual property that is in connection with a transfer of such property to the tenant or another third party, the borrower may substitute up to three substitute properties as collateral for the AG Life Time Fitness Portfolio Whole Loan provided, among other things, (i) no event of default has occurred and is continuing, (ii) the substitute property has a fair market value that is equal to or greater than the value of the property being released, (iii) the annual rent and EBITDAR of the substitute property is equal to or greater than that of the property being released and (iv) the substitute property is required to have the same allocated unpaid principal balance as the property being released.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

68

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 5 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

CARTIFACT
CANADA
MN
Minneapolis
4
WI
Milwaukee
3
Chicago
IA
Des Moines
MI
Detroit
Cleveland
7
Buffalo
NY
Albany
VT
NH
ME
Portland
Manchester
MA
Boston
2
Hartford
CT
RI
Providence
1
New York
PA
Trenton
Philadelphia
NJ
MD
Baltimore
DE
5
Washington DC
8
Columbus
OH
Indianapolis
IN
Cincinnati
IL
Kansas City
MO
9
St Louis
Louisville
WV
VA
Richmond
KY
Nashville
TN
Knoxville
Durham
Charlotte
NC
AR
Memphis
Chattanooga
Little Rock
10
Columbia
SC
6
Atlanta
Birmingham
MS
AL
Macon
GA
Charleston
Shreveport
Jackson
Montgomery
Savannah
TX
LA
Atlantic Ocean
Mobile
Tallahassee
Jacksonville
Lafayette
New Orleans
FL
Orlando
Gulf of Mexico
Tampa

AG Life Time Fitness Portfolio

#	Property Name	Address	City/State	Zip Code
1	Life Time - Florham Park, NJ	14 Fernwood Road	Florham Park, NJ	07932
2	Life Time - Westwood, MA	44 Harvard Street	Westwood, MA	02090
3	Life Time - Vernon Hills, IL	680 Woodlands Parkway	Vernon Hills, IL	60061
4	Life Time - Lakeville, MN	18425 Dodd Boulevard	Lakeville, MN	55044
5	Life Time - Sterling, VA	44610 Prentice Drive	Sterling, VA	20166
6	Life Time - Vestavia Hills, AL	3051 Healthy Way	Vestavia Hills, AL	35243
7	Life Time - Beachwood, OH	3850 Richmond Road	Beachwood, OH	44122
8	Life Time - Dublin, OH	3825 Hard Road	Dublin, OH	43016
9	Life Time - Ellisville, MO	3058 Clarkson Road	Ellisville, MO	63017
10	Life Time - Woodstock, GA	14200 Highway 92	Woodstock, GA	30188

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

69

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

70

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Leah Weiss; The LW Trust
Borrowers:	99 Washington LLC; One Commerce Plaza LLC
Original Balance(1):	$40,000,000
Cut-off Date Balance(1):	$40,000,000
% by Initial UPB:	5.7%
Interest Rate:	5.3335%
Payment Date:	6th of each month
First Payment Date:	February 6, 2016
Maturity Date:	January 6, 2026
Amortization:	360 months
Additional Debt(1):	$33,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$351,334	$175,667
Insurance:	$126,466	$15,808
Replacement:	$0	$9,234
TI/LC:	$0	Variable(4)
MTM Reserve:	$0	Lesser of (i) $131,339, and (ii) all excess cash

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$99
Balloon Balance / Sq. Ft.:	$82
Cut-off Date LTV:	73.4%
Balloon LTV:	61.0%
Underwritten NOI DSCR:	1.48x
Underwritten NCF DSCR:	1.30x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	8.7%
Underwritten NOI Debt Yield at Balloon:	11.9%
Underwritten NCF Debt Yield at Balloon:	10.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Albany, NY
Year Built / Renovated:	1969 / 2007
Total Sq. Ft.:	738,708
Property Management:	Carrow Real Estate Services, LLC
Underwritten NOI:	$7,209,866
Underwritten NCF:	$6,360,352
Appraised Value:	$99,500,000
Appraisal Date:	December 15, 2015

Historical NOI
Most Recent NOI:	$7,730,806 (T-12 June 30, 2015)
2014 NOI:	$7,864,678 (December 31, 2014)
2013 NOI:	$8,052,633 (December 31, 2013)
2012 NOI:	$7,651,669 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	96.4% (December 1, 2015)
2014 Occupancy	91.0% (December 31, 2014)
2013 Occupancy:	94.8% (December 31, 2013)
2012 Occupancy:	94.5% (December 31, 2012)

(1)	The One Commerce Plaza Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $73.0 million. The controlling Note A-1, with an original principal balance of $40.0 million, will be included in the CFCRE 2016-C3 mortgage trust. The non-controlling Note A-2, with an original principal balance of $33.0 million, will be contributed to a future securitization trust.

(2)	The lockout period for defeasance will be at least 24 payment dates beginning with and including the first payment date of February 6, 2016. Defeasance of the full $73.0 million One Commerce Plaza Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) February 6, 2020. The assumed lockout period of 24 payments is based on the expected CFCRE 2016-C3 securitization closing date in January 2016. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	Monthly deposit of $70,793 for the first 3 years; $61,559 per month thereafter.

(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate One Commerce Plaza Whole Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

71

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

The Loan. The One Commerce Plaza loan (the “One Commerce Plaza Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 20-story office building consisting of 738,708 sq. ft. located at 99 Washington Avenue in Albany, New York (the “One Commerce Plaza Property”) with an original balance of $40.0 million and represents the controlling Note A-1 of a $73.0 million whole loan (the “One Commerce Plaza Whole Loan”). The One Commerce Plaza Whole Loan is evidenced by two pari passu notes, the controlling Note A-1, which will be included in the CFCRE 2016-C3 mortgage trust, and the non-controlling Note A-2, with an original principal balance of $33.0 million, which is expected to be contributed to a future securitization trust.

The relationship between the holders of the One Commerce Plaza Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–One Commerce Plaza Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$40,000,000	CFCRE 2016-C3	Yes
Note A-2	$33,000,000	$33,000,000	CCRE	No
Total	$73,000,000	$73,000,000

The One Commerce Plaza Loan has a 10-year term and amortizes on a 30-year schedule. The One Commerce Plaza Loan accrues interest at a fixed rate equal to 5.3335% and has a cut-off date balance of $40.0 million. The One Commerce Plaza Whole Loan proceeds were used to retire existing debt of approximately $69.0 million, pay closing costs of approximately $3.6 million, and fund reserves of approximately $0.5 million. Based on the appraised value of $99.5 million as of December 15, 2015, the cut-off date LTV is 73.4%. The most recent prior financing of the One Commerce Plaza Property was included in the CSMC 2007-C5 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$73,000,000	100.0%	Loan Payoff	$68,990,140	94.5%
Borrower Equity	$30,516	0.0%	Closing Costs	$3,562,576	4.9%
			Reserves	$477,800	0.7%
Total Sources	$73,030,516	100.0%	Total Uses	$73,030,516	100.0%

The Borrower / Sponsor. The borrowers are 99 Washington LLC and One Commerce Plaza LLC as tenants-in-common. 99 Washington LLC and One Commerce Plaza LLC are each New York limited liability companies structured to be bankruptcy remote with two independent directors in their organizational structures. The sponsors of the borrowers and the non-recourse carveout guarantors are Leah Weiss and The LW Trust, an irrevocable trust.

Leah Weiss has been actively involved in real estate for the last 35 years with Weiss Realty. Weiss Realty is a family based real estate firm with a portfolio of 37 properties totaling approximately 3.7 million sq. ft. and 858 units located across New York and New Jersey.

The Property. The One Commerce Plaza Property is a 20-story, 738,708 sq. ft. office building located in Albany, New York. Originally developed in 1969, the borrower sponsor acquired the One Commerce Plaza Property in 2005. Over the last ten years, the borrower sponsor invested approximately $16.6 million in capital expenditures, which included common area renovations, heating system upgrades, roof replacement, and replacement of the marble façade, among other improvements.

The One Commerce Plaza Property is located in the west-central area of the Albany central business district, across the street from the New York State Capitol Building and adjoining West Capitol Park. Albany is the state capital of New York; accordingly, the nineteen state government departments and one hundred agencies within the New York State government create a significant amount of demand throughout the entire downtown office, retail and hotel markets and have been a major driver of occupancy at the One Commerce Plaza Property.

As of December 1, 2015, the One Commerce Plaza Property was 96.4% occupied to 47 tenants. Various offices of New York State (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) currently occupy a total of 559,791 sq. ft., or 75.8% of NRA. Of the space occupied by New York State, 243,304 sq. ft. or 32.9% of GLA is leased on a month-to-month basis with lease renewals currently out for signature. The largest tenant, NYS OGC Department of Health, occupies 166,700 sq. ft., or 22.6% of total NRA on a month-to-month basis, and accounts for 19.4% of underwritten base rent. The second largest tenant, NYS Dept. of State, occupies 123,715 sq. ft. or 16.7% of total NRA, and accounts for 19.7% of underwritten base rent. The third largest tenant, NYS Higher Education, occupies 102,685 sq. ft., or 13.9% of total NRA, and accounts for 14.4% of underwritten base rent.

The largest non-NYS tenant, Whiteman Osterman & Hana LLP, occupies 57,751 sq. ft. or 7.8% of total NRA, and accounts for 10.6% of underwritten base rent. Whiteman Osterman has been at the One Commerce Plaza Property since 1989 and recently executed an early five year lease extension, extending its term from August 2018 through July 2023 with no termination options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

72

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

Environmental Matters. The Phase I environmental report dated August 4, 2015 recommended no further action at the One Commerce Plaza Property. For additional information, see “Description of the Mortgage Pool–Environmental Conditions” in the Preliminary Prospectus.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)

Office Tenants
NYS OGC Department of Health (DOH)	AA+/Aa1/AA+	166,700	22.6%	$13.00(3)	19.4%	Various(4)(5)
NYS Dept. of State	AA+/Aa1/AA+	123,715	16.7%	$17.85	19.7%	5/31/2018
NYS Higher Education	AA+/Aa1/AA+	102,685	13.9%	$15.72	14.4%	7/31/2017
NYS Department of Financial Services (DFS)	AA+/Aa1/AA+	77,643	10.5%	$13.00(3)	9.0%	MTM(4)
NYS Office of Temporary and Disability Assistance (OTDA)	AA+/Aa1/AA+	70,870	9.6%	$13.00(3)	8.2%	Various(4)(5)
Total Major Office Tenants		541,613	73.3%	$14.62	70.8%
Remaining Office Tenants		170,659	23.1%	$19.18	29.2%
Total Occupied Office Tenants		712,272	96.4%	$15.72	100.0%
Vacant Office		26,436	3.6%
Total		738,708	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	New York State government leases contain customary appropriation clauses.

(3)	Ten year lease extensions for the month-to-month tenants shown above are currently out for signature. The month-to-month leases are being underwritten to a rent of $13.00 PSF based on the current leases that are out for signature which is less than the current rent of $14.92 PSF on a month-to-month basis.

(4)	The One Commerce Plaza Loan is structured with a cash flow sweep tied to the extension of the DOH, DFS and OTDA month-to-month leases shown above. Until the MTM Reserve Release Conditions have been satisfied, the borrowers are required to deposit a monthly amount equal to the lesser of (i) $131,339, or (ii) all excess cash. If borrowers fail to satisfy the MTM Reserve Release Conditions prior to the payment date occurring in March 2016, a full excess cash flow sweep will commence until the MTM Reserve Release Conditions have been satisfied. See “Ongoing Reserves” below.

(5)	DOH currently leases 43,228 sq. ft. expiring 12/31/2016, 30,462 sq. ft. expiring 7/31/2017 and 93,010 sq. ft. on a month-to-month basis. OTDA currently leases 6,986 sq. ft. expiring 3/31/2018 and 63,884 sq. ft. on a month-to-month basis.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	11	244,459	33.1%	244,459	33.1%	$12.88	28.1%	28.1%
2016	5	50,772	6.9%	295,231	40.0%	$14.78	6.7%	34.8%
2017	8	151,005	20.4%	446,236	60.4%	$15.25	20.6%	55.4%
2018	8	142,869	19.3%	589,105	79.7%	$18.26	23.3%	78.7%
2019	5	28,920	3.9%	618,025	83.7%	$19.77	5.1%	83.8%
2020	1	1,327	0.2%	619,352	83.8%	$22.41	0.3%	84.1%
2021	1	4,043	0.5%	623,395	84.4%	$19.00	0.7%	84.8%
2022	2	18,898	2.6%	642,293	86.9%	$18.07	3.1%	87.8%
2023	3	62,129	8.4%	704,422	95.4%	$20.58	11.4%	99.3%
2024	0	0	0.0%	704,422	95.4%	$0.00	0.0%	99.3%
2025	2	4,125	0.6%	708,547	95.9%	$20.19	0.7%	100.0%
2026	0	0	0.0%	708,547	95.9%	$0.00	0.0%	100.0%
2027	0	0	0.0%	708,547	95.9%	$0.00	0.0%	100.0%
Thereafter	1	3,725	0.5%	712,272	96.4%	$0.00	0.0%	100.0%
Vacant	NAP	26,436	3.6%	738,708	100.0%	NAP	NAP
Total / Wtd. Avg.	47	738,708	100.0%			$15.72	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Includes DOH, DFS and OTDA tenants which currently have 10-year lease extensions out for signature. The One Commerce Plaza Loan is structured with a cash flow sweep tied to the extension of the DOH, DFS and OTDA month-to-month leases. Until the MTM Reserve Release Conditions have been satisfied, the borrowers are required to deposit a monthly amount equal to the lesser of (i) $131,339, or (ii) all excess cash. If the borrowers fail to satisfy the MTM Reserve Conditions prior to the payment date occurring in March 2016, a full excess cash flow sweep will commence until the MTM Reserve Conditions have been satisfied. See “Ongoing Reserves” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

73

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

Major Tenants.

NYS OGC Department of Health (DOH) (166,700 sq. ft.; 22.6% of NRA; 19.4% of U/W Base Rent) The New York State Department of Health (“DOH”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) was established in 1901 to provide services promoting the health of all New Yorkers. Services include ensuring access to high-quality, affordable health care; programs to reduce chronic diseases (cancer, heart disease, obesity, diabetes, etc.); promoting maternal, infant and child health; anti-tobacco initiatives; assuring a healthy environment (environmental programs and surveillance, water quality, lead, etc.); and eliminating health disparities, ensuring high-quality, affordable services to all New Yorkers across all populations. DOH has been in tenancy at the One Commerce Plaza Property since 2004.

NYS Dept. of State (123,715 sq. ft.; 16.7% of NRA; 19.7% of U/W Base Rent) The New York State Department of State (“DOS”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) was established in 1778. Its responsibilities entail compiling state agency rules and regulations, publishing information on the State Constitution, the Great Seal of New York, and other state documents, as well as designing and managing Governor Cuomo’s Regional Economic Development Council. The DOS also handles strategic investments to spur economic growth within New York. DOS has been in tenancy at the One Commerce Plaza Property since 2007.

NYS Higher Education (102,685 sq. ft.; 13.9% of NRA; 14.4% of U/W Base Rent) The New York State Office of Higher Education (“OHE”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) is an arm of the New York State Education Department. Its responsibilities entail coordinating New York’s higher education system and managing partnerships in order to: improve educational opportunities for students, prepare teachers across the state, protect the public’s investment in education, and collect and publish accurate and timely educational information. OHE has been in tenancy at the One Commerce Plaza Property since 1997.

NYS Department of Financial Services (DFS) (77,643 sq. ft.; 10.5% of NRA; 9.0% of U/W Base Rent) The New York State Department of Financial Services (“DFS”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) was created by transferring the functions of the New York State Banking Department and the New York State Insurance Department into a new department. This transfer of functions became official on October 3, 2011. DFS has been in tenancy at the One Commerce Plaza Property since 2002.

NYS Office of Temporary and Disability Assistance (OTDA) (70,870 sq. ft.; 9.6% of NRA; 8.2% of U/W Base Rent) The New York State Office of Temporary and Disability Assistance (“OTDA”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) is responsible for supervising programs that provide assistance and support to eligible families and individuals. OTDA’s functions include: Providing temporary cash assistance; providing assistance in paying for food; providing heating assistance; overseeing New York State’s child support enforcement program; determining certain aspects of eligibility for Social Security Disability benefits; supervising homeless housing and services programs; and providing assistance to certain immigrant populations. OTDA has been in tenancy at the One Commerce Plaza Property since 2001.

The Market. The One Commerce Plaza Property is located in the Albany Central Business District submarket of the greater Albany/Schenectady/ Troy market, approximately 150 miles north of New York City, 250 miles south of Montreal and 165 miles west of Boston. The Albany/Schenectady/Troy metropolitan area is the fourth largest in the state. Albany is the capital of New York with its largest employer being the State of New York, with nineteen state government departments and one hundred agencies. The Albany MSA had an estimated population of 880,000 in 2014. As of July 2015, the unemployment rate for Albany was 4.8%, below the New York State unemployment rate of 6.0% and down nearly 2.5% from its peak of 7.3% in 2012.

The One Commerce Plaza Property is located 1.1 miles away from Interstate-787, providing access to Albany International Airport, and 1.5 miles away from Interstate-90. The One Commerce Plaza Property is located directly across the street from the New York State Capitol building in Albany’s Central Business District. The immediate surrounding area is comprised primarily of corporate and state government offices. Prominent nearby land uses include West Capitol Park, East Capitol Park, City of Albany Academy Park, and State of New York Lafayette Park, as well as many of Albany’s largest buildings including the NYS Department of Education Building, NYS Retirement System Building, NYS Alfred E. Smith Building, NYS Capitol Building, City Hall, and Empire State Plaza (which includes the Empire State Plaza Convention Center, The Egg, and Corning Tower).

As of Q2 2015, the Albany CBD office submarket reported an average asking rent of $15.13 PSF with a 7.1% vacancy rate. The appraiser analyzed a set of seven recent leases in comparable buildings and concluded a market rent of $19.00 PSF for private sector leases. The appraiser concluded that given the credit worthiness and lack of tenant improvement allowance given, the pending New York State lease renewal rate of $13.00 PSF while below rents paid by private sector companies, is in-line with market parameters for government leases.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

74

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

Rent Comparables(1)
Building	Class	Size (NRA)	Year Built/ Renovated	Lease Date	Floor	Tenant	Total Size (Sq. Ft.)	Base Rent	Lease Type
677 Broadway	A	177,039	2004 / NAV	5/14	2	677 Prime	2,350	$16.08	Modified Gross
39 North Pearl Street	B	54,220	1920 / 2005	1/14	4	Cooper Erving & Savage LLP	9,204	$19.92	Modified Gross
99 Pine Street	B	99,053	1850 / 1982	10/13	2	Featherstonhaugh, Wiley & Clyne, LLP	8,473	$16.00	Modified Gross
39 North Pearl Street	B	54,220	1920 / 2005	10/13	2	Center for Economic Growth	3,665	$16.00	Modified Gross
66 South Pearl Street	B	245,935	1990 / NAV	3/13	8	Confidential	20,000	$18.00	Modified Gross
30 South Pearl Street	B	247,200	1986 / NAV	1/13	14	Wells Fargo Advisors	11,840	$18.00	Modified Gross
40 Beaver Street	B	38,169	1920 / NAV	9/12	-	Confidential	14,100	$21.50	Modified Gross
Total / Wtd. Avg.:							665,514	$17.93

(1)	Source: appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	2014	T-12 6/30/2015	U/W	U/W PSF
Base Rent(1)	$11,385,050	$11,853,450	$11,329,635	$11,475,230	$11,193,443	$15.15
Value of Vacant Space	0	0	0	0	$478,329	$0.65
Gross Potential Rent	$11,385,050	$11,853,450	$11,329,635	$11,475,230	$11,671,771	$15.80
Total Recoveries	1,800,504	1,778,263	1,821,522	1,805,353	1,575,401	$2.13
Other Income	1,306,221	1,053,659	1,336,871	1,047,018	1,047,018	$1.42
Less: Vacancy(2)	0	0	0	0	($646,194)	($0.87)
Effective Gross Income	$14,491,775	$14,685,372	$14,488,028	$14,327,601	$13,647,996	$18.48
Total Operating Expenses	6,840,106	6,632,739	6,623,350	6,596,795	6,438,130	$8.72
Net Operating Income	$7,651,669	$8,052,633	$7,864,678	$7,730,806	$7,209,866	$9.76
TI/LC	0	0	0	0	$738,708	$1.00
Capital Expenditures	0	0	0	0	$110,806	$0.15
Net Cash Flow	$7,651,669	$8,052,633	$7,864,678	$7,730,806	$6,360,352	$8.61
(1)	U/W Base Rent is based on the rent roll dated December 1, 2015 and includes $29,276 in rent bumps through August 21, 2016. Ten year lease extensions for 42.7% of NRA (including 32.9% of the NRA subject to month-to-month leases) are currently out for signature. The month-to-month leases are being underwritten to a rent of $13.00 PSF based on the current leases that are out for signature which is less than the current rent of $14.92 PSF on a month-to-month basis.

(2)	U/W Vacancy is based on an economic vacancy of 4.9%, which is in-line with the appraiser’s conclusion. As of December 1, 2015, the One Commerce Plaza Property was 96.4% occupied. The month-to-month leases are being underwritten to a rent of $13.00 PSF based on the current leases that are out for signature

Property Management. The One Commerce Plaza Property is managed by Carrow Real Estate Services, LLC, a third party management company.

Lockbox / Cash Management. The One Commerce Plaza Loan is structured with a hard lockbox and in place cash management. The tenants have been instructed to deposit all rents into the lockbox account controlled by the lender that was established at origination. Unless a Cash Trap Period has occurred, all amounts of excess cash in the clearing account will be swept into the borrower’s account.

A “Cash Trap Period” will occur upon (i) an event of default, (ii) the failure by the borrower after the end of one calendar quarter to maintain a debt service coverage ratio of at least 1.25x, (iii) the occurrence of a NYS Lease Trigger, or (iv) failure by the borrower to satisfy the MTM Reserve Release Conditions prior to the payment date occurring in March 2016 and will end if, (a) with respect to (i) above, the default is cured, (b) with respect to (ii) above, if for a period of two consecutive calendar quarters, the debt service coverage ratio is equal to or greater than 1.25x, (c) with respect to (iii) above, upon the occurrence of a NYS Lease Trigger Cure or (d) with respect to (iv) above, the date upon which the borrower satisfies in full the MTM Reserve Release Conditions. At such time that any Cash Trap Period ends, any funds held in the excess cash reserve account will be returned to the borrower; however, any deposits made into the excess cash trap reserve account triggered by clauses (ii) and (iii) above will be retained in the excess cash trap reserve account for the remainder of the One Commerce Plaza Loan term.

A “NYS Lease Trigger” means the occurrence of any of the following: (x) the earlier to occur of (i) twelve (12) months prior to the then current expiration date of any Acceptable NYS Tenant Lease or (ii) the date upon which any tenant under an Acceptable NYS Tenant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

Lease delivers to the borrower a written notice or otherwise indicates its intention that it will not renew its respective lease for the entire space demised thereunder, and (y) the debt service coverage ratio is less than 1.25x.

A NYS Lease Trigger will end (such date, the “NYS Lease Trigger Cure”), on the date that the borrower has (i) renewed or extended the applicable Acceptable NYS Tenant Lease (for all of its respective space for a term of not less than 5 years, in a form acceptable to the lender), or entered into a new lease with an acceptable replacement tenant and delivered to the lender (A) a copy of such renewal or new lease, (B) an acceptable tenant estoppel certificate, (C) evidence that all leasing brokerage commissions payable by the borrower have been paid and (D) a subordination, non-disturbance and attornment agreement from each such replacement tenant in form and substance satisfactory to the lender, and (ii) the debt service coverage ratio is equal to or greater than 1.25x.

“Acceptable NYS Tenant Lease” means, (i) with respect to the DOH, a lease by and between the borrower and DOH and demising in the aggregate 166,700 sq. ft. as set forth in the One Commerce Plaza Loan agreement, (ii) with respect to OTDA, a lease by and between the borrower and OTDA, demising in the aggregate 70,870 sq. ft. as set forth in the One Commerce Plaza Loan agreement and (iii) with respect to the DFS, a lease by and between the borrower and DFS, and demising in the aggregate 77,643 sq. ft. as set forth in the One Commerce Plaza Loan agreement, provided that each Acceptable NYS Tenant Lease must be in form and substance and upon terms reasonably acceptable to the lender, for a term of not less than ten years, and for a net effective rent of not less than $13.00 PSF.

“MTM Reserve Release Conditions” mean the satisfaction in full of the following conditions: (i) no event of default exists and remains uncured, (ii) no Cash Trap Period is continuing and (iii) the borrower has delivered to the lender a copy of each of the Acceptable NYS Tenant Leases, together with the applicable acceptable tenant estoppel certificates, subordination, nondisturbance and attornment agreements and other evidence necessary for a NYS Lease Trigger Cure with respect to an Acceptable NYS Tenant Lease.

Initial Reserves. At origination, the borrowers deposited (i) $351,334 into a tax reserve account and (ii) $126,466 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit (i) 1/12 of the estimated annual real estate taxes, which currently equates to $175,667, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,808, into an insurance reserve account, (iii) $9,234 ($0.15 PSF annually) into a replacement reserve account, and (iv) with respect to the rollover reserve account, the borrowers are required to make monthly deposits of (x) $70,793 through and including January 6, 2019, and (y) $61,559 thereafter. The total collection in the rollover reserve will be capped at $3,500,000, which cap is removed if occupancy falls below 88.0% and the debt service coverage ratio is less than 1.25x.

Additionally, until the MTM Reserve Release Conditions have been satisfied, the borrowers are required to deposit a monthly amount equal to the lesser of (i) $131,339, or (ii) all excess cash. If the borrowers fail to satisfy the MTM Reserve Release Conditions prior to the payment date occurring in March 2016, a full excess cash flow sweep will commence until the MTM Reserve Release Conditions have been satisfied.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

76

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

77

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 73.4% 1.30x 9.9%

One Commerce Plaza
99 Washington Avenue
Albany, NY 12210
Ten Broeck Mansion
Washington Avenue Armory
Albany Public Library
Washington Park
Palace Theatre
New York State Capitol
Academy Park
Albany City Hall
Governor Nelson A. Rockefeller Empire State Plaza
The Egg
Empire State Plaza Convention Center
Corning Tower
Times Union Center
New York State Museum
ALBANY INTERNATIONAL AIRPORT
Crossroads Center
LATHAM
Latham Circle Mall
Hoffman's Playland
Colonie
Newtonville
Siena College
WATERVLIET ARSENAL
Windsor Plaza
Colonie Center
Northway Shopping Center
ROESSLEVILLE
Loudonville
Crossgates Commons
Crossgates Mall
Menands
Stuyvesant Plaza
University of Albany
NY State Office Complex
Westgate Plaza
Hudson River
Albany
College Of St Rose
NORTH END
St. Peter's Hospital
Albany Medical Center Hospital
NY State Capitol
WHITEHALL
DOWNTOWN ALBANY
ALBANY- RENSSELAER AMTRAK STATION
Rensselaer
State University of NY-Albany-East
Delmar
PORT OF ALBANY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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79

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors(1):	PREIT Associates, L.P.; Simon Property Group, L.P.
Borrowers:	PR Springfield/Delco Limited Partnership; KS Springfield Limited Partnership
Original Balance(2):	$32,500,000
Cut-off Date Balance(2):	$32,377,972
% by Initial UPB:	4.6%
Interest Rate:	4.4485%
Payment Date:	6th of each month
First Payment Date:	November 6, 2015
Maturity Date:	October 6, 2025
Amortization:	360 months
Additional Debt(2):	$32,377,972 Pari Passu Debt
Call Protection:	L(27), D(89), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$566,919	$174,917
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$290
Balloon Balance / Sq. Ft.:	$235
Cut-off Date LTV:	57.8%
Balloon LTV:	46.8%
Underwritten NOI DSCR:	1.85x
Underwritten NCF DSCR:	1.78x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	10.8%
Underwritten NOI Debt Yield at Balloon:	13.9%
Underwritten NCF Debt Yield at Balloon:	13.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Regional Mall
Collateral:	Fee Simple
Location:	Springfield Township, PA
Year Built / Renovated:	1974 / 1997
Total Sq. Ft.(5):	611,079
Total Collateral Sq. Ft.:	223,180
Property Management:	PREIT Services LLC
Underwritten NOI:	$7,273,400
Underwritten NCF:	$7,005,584
Appraised Value:	$112,000,000
Appraisal Date:	August 15, 2015

Historical NOI
Most Recent NOI:	$7,582,323 (T-12 July 31, 2015)
2014 NOI:	$7,463,165 (December 31, 2014)
2013 NOI:	$7,183,368 (December 31, 2013)
2012 NOI:	$6,656,154 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	95.8% (September 30, 2015)
2014 Occupancy	95.2% (December 31, 2014)
2013 Occupancy:	97.5% (December 31, 2013)
2012 Occupancy:	94.7% (December 31, 2012)
(1)	The borrower sponsor is also the borrower sponsor under the mortgage loan identified on Annex A-1 as Empire Mall, which has a cut-off date balance of $50,000,000.

(2)	The Springfield Mall Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $65.0 million. The non-controlling Note A-2, with an original principal balance of $32.5 million, will be included in the CFCRE 2016-C3 mortgage trust. The controlling Note A-1, with an original balance of $32.5 million, was included in the COMM 2015-LC23 Mortgage Trust.
(3)	See “Initial Reserves” and “Ongoing Reserves” below.
(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Springfield Mall Whole Loan.
(5)	Includes non-collateral anchors Target (195,899 sq. ft.) and Macy’s (192,000 sq. ft.)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

81

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(4)

Non-Collateral Anchor Tenants
Target	A-/A2/A	195,899	NAP	NAP	NAP	$75,000	$383	NAP
Macy’s	BBB+/Baa2/BBB+	192,000	NAP	NAP	NAP	$39,000	$203	NAP
Subtotal		387,899

Major Tenants (≥ 7,000 sq. ft.)
Ulta	NR/NR/NR	10,287	4.6%	10/31/2022	$24.70	$6,165	$599	6.6%
American Eagle Outfitters	NR/NR/NR	8,284	3.7%	8/31/2024	$26.54	NAP	NAP	NAP
The Gap/Gap Kids	BBB-/Baa2/BBB-	8,035	3.6%	1/31/2019	$26.26	$1,986	$247	10.6%
Express	NR/NR/NR	7,530	3.4%	1/31/2019	$33.75	$2,689	$357	18.3%
Victoria’s Secret	BB+/Ba1/BB+	7,000	3.1%	1/31/2023	$35.00	$5,910	$844	8.8%
Charlotte Russe	NR/NR/NR	7,000	3.1%	1/31/2022	$29.00	$2,709	$387	16.8%
Subtotal		48,136	21.6%			$19,458	$488	10.7%

In-line Tenants (<7,000 sq. ft.)(5)		165,674	74.2%		$32.29	$52,059	$393	13.8%

Total Occupied Collateral		213,810	95.8%

Vacant		9,370	4.2%
Total Collateral		223,180	100.0%

(1)	Based on rent roll as of September 30, 2015.

(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes rent steps through October 2016 and excludes temporary tenant income.

(4)	Total Sales (000s) and Sales PSF were provided by the borrower as of June 30, 2015 and only include tenants which reported sales for a minimum of 12 months (81.0% of occupied NRA). Total Sales (000s) and Sales PSF for Non-Collateral Anchor Tenants were estimates provided by the borrower as of December 31, 2014. Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.

(5)	In-line Tenants include food court, kiosk, and temporary tenants.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
Temporary Tenants	5	20,380	9.1%	20,380	9.1%	NAP	NAP	NAP
MTM	3	5,987	2.7%	26,367	11.8%	$27.67	2.5%	2.5%
2016	12	32,754	14.7%	59,121	26.5%	$33.82	16.4%	18.9%
2017	13	19,334	8.7%	78,455	35.2%	$49.71	14.3%	33.2%
2018	6	20,571	9.2%	99,026	44.4%	$33.22	10.1%	43.3%
2019	6	21,479	9.6%	120,505	54.0%	$35.99	11.5%	54.8%
2020	4	5,489	2.5%	125,994	56.5%	$43.27	3.5%	58.3%
2021	3	11,558	5.2%	137,552	61.6%	$31.43	5.4%	63.7%
2022	5	25,193	11.3%	162,745	72.9%	$32.52	12.2%	75.9%
2023	7	27,056	12.1%	189,801	85.0%	$37.05	14.9%	90.7%
2024	2	13,302	6.0%	203,103	91.0%	$26.25	5.2%	95.9%
2025	2	5,243	2.3%	208,346	93.4%	$31.16	2.4%	98.3%
Thereafter	2	5,464	2.4%	213,810	95.8%	$20.35	1.7%	100.0%
Vacant	NAP	9,370	4.2%	223,180	100.0%	NAP	NAP
Total / Wtd. Avg.	70	223,180	100.0%			$34.83	100.0%
(1)	Based on rent roll as of September 30, 2015.

(2)	Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

82

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

The Loan. The Springfield Mall loan (the “Springfield Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a portion of a two-story, enclosed regional mall located in Springfield Township, Pennsylvania. Springfield Mall is a 611,079 sq. ft. mall anchored by Macy’s and Target (both non-owned and not part of the collateral). The collateral (the “Springfield Mall Property”) for the Springfield Mall Loan consists of 223,180 sq. ft. and includes all major and in-line tenants.

The Springfield Mall Loan has an original balance of $32.5 million and represents the non-controlling Note A-2 of a $65.0 million whole loan (the “Springfield Mall Whole Loan”). The Springfield Mall Whole Loan is evidenced by two pari passu notes, the non-controlling Note A-2, with an original principal balance of $32.5 million, which will be included in the CFCRE 2016-C3 Mortgage Trust, and the controlling Note A-1, with an original principal balance of $32.5 million, which was included in the COMM 2015-LC23 Mortgage Trust.

The relationship between the holders of the Springfield Mall Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Springfield Mall Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$32,500,000	$32,377,972	COMM 2015-LC23	Yes
Note A-2	$32,500,000	$32,377,972	CFCRE 2016-C3	No
Total	$65,000,000	$64,755,944

The Springfield Mall Loan has a 10-year term and amortizes on a 30-year schedule. The Springfield Mall Loan accrues interest at a fixed rate equal to 4.4485% and has a cut-off date balance of approximately $32.38 million. The Springfield Mall Whole Loan proceeds were used to refinance existing debt of approximately $61.8 million, fund upfront reserves of approximately $0.6 million, pay closing costs of approximately $0.5 million and return approximately $2.1 million of equity to the borrower sponsors. Based on the appraised value of $112.0 million as of August 15, 2015, the cut-off date LTV ratio is 57.8% with remaining implied equity of approximately $47.0 million. The most recent prior financing of the Springfield Mall Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$65,000,000	100.0%	Loan Payoff	$61,815,845	95.1%
			Return of Equity	$2,084,361	3.2%
			Reserves	$566,919	0.9%
			Closing Costs	$532,875	0.8%
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%

The Borrower / Sponsor. The borrowers are PR Springfield/Delco Limited Partnership and KS Springfield Limited Partnership as tenants-in-common. PR Springfield/Delco Limited Partnership, is a single purpose Pennsylvania limited partnership structured to be bankruptcy remote with two independent directors in its organizational structure. KS Springfield Limited Partnership, is a single purpose Delaware limited partnership structured to be bankruptcy remote with two independent directors in its organizational structure. The sponsors of the borrowers and the non-recourse carveout guarantors are Simon Property Group, L.P. and PREIT Associates, L.P.

Simon Property Group, L.P. (“Simon”) (NYSE: SPG) (rated A/A3/A by Fitch/Moody’s/S&P) is an S&P 500 company and a publicly traded retail real estate company with a total market capitalization of approximately $64.76 billion as of October 2015. Simon currently owns or has an interest in more than 325 retail real estate properties, totaling approximately 241 million sq. ft., in North America and Asia. Simon also owns a 29% interest in Klépierre, a publicly-traded Paris-based real estate investment company, which owns shopping centers in 13 European countries. Headquartered in Indianapolis, Simon employs more than 5,000 people worldwide.

PREIT Associates, L.P. (“PREIT”) (NYSE: PEI) is an equity real estate investment trust that owns and operates over 30 malls and over 27 million sq. ft. of space. PREIT has a primary investment focus on retail shopping malls located in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT engages in the ownership, management, leasing, acquisition, redevelopment and development of enclosed malls. Its properties and malls include national or regional department stores, large format retailers or other anchors and a diverse mix of national, regional and local in-line stores.

The Property. The Springfield Mall Property is a two-story, enclosed regional mall containing 611,079 sq. ft. of total leasable area, 223,180 sq. ft. of which is collateral for the Springfield Mall Loan. The Springfield Mall Property is located on Baltimore Pike in Springfield Township, Pennsylvania, approximately 12 miles outside Philadelphia. The Springfield Mall Property was constructed in 1974 and acquired by the borrower sponsors in 2005 for $103.5 million. Since 2012, the Springfield Mall Property has undergone more than $3.2 million in capital expenditures and tenant improvement costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

The Springfield Mall is anchored by Macy’s and Target, both of which are non-owned and not part of the collateral. Macy’s has been operating at the Springfield Mall since 1986, when original anchor Bamberger’s was rebranded as Macy’s. Target opened in fall 2009 after purchasing a parcel formerly occupied by a Strawbridge’s, which closed due to a corporate merger with Macy’s. The Springfield Mall Property (collateral) is 95.8% occupied as of September 30, 2015 by 70 in-line tenants, none of which account for more than 4.6% of collateral. National in-line tenants include Aeropostale, American Eagle Outfitters, Champs Sports, Foot Locker, The Gap/Gap Kids, GNC, Ulta, Victoria’s Secret and Zales Jewelers.

In the trailing twelve month period ending June 30, 2015, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $403 PSF with an occupancy cost of 13.9%. From 2011 to June 30, 2015, in-line tenant sales have averaged approximately $391 PSF.

In-Line Historical Sales PSF(1)
	2011	2012	2013	2014	T-12 6/30/2015
Sales PSF	$382	$380	$392	$400	$403
Occupancy Cost	14.7%	14.9%	14.3%	14.1%	13.9%
(1)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft., which have been in occupancy and reported sales for a minimum of 12 months.

Environmental Matters. The Phase I environmental report dated September 9, 2015 recommended no further action at the Springfield Mall Property.

The Market. The Springfield Mall Property is located approximately 12 miles outside of Philadelphia in Springfield Township, Pennsylvania. The Springfield Mall Property is situated just off of Interstate 476 along Baltimore Pike in Springfield, Pennsylvania. The Springfield Mall Property is located at the intersection of Baltimore Pike and Sproul Road. On a daily basis, this intersection has a traffic volume of approximately 32,000 vehicles on Baltimore Pike and approximately 15,000 vehicles on Sproul Road. In the surrounding five mile radius of the Springfield Mall Property, the average household income is approximately $82,749 and, as of 2014, the population is approximately 335,677 people.

Located on the main retail corridor of Baltimore Pike, the Springfield Mall Property is surrounded by other major retail tenants that include Pier 1 Imports, Best Buy, Kohl’s, Home Depot, Walmart, AMC Theaters, Marshalls, Burlington Coat Factory and Petco.

The appraiser concluded that four super regional / lifestyle centers are considered primary and secondary competition in nature to the Springfield Mall Property. The only primary competitor, The Court & Plaza at King of Prussia, is a super-regional mall and the largest shopping mall on the East Coast of the United States. The Court & Plaza at King of Prussia is owned and managed by Simon Property Group, a sponsor of the Springfield Mall Loan. The Macy’s located at secondary competitor Suburban Square is scheduled to close in 2016 making the next nearest Macy’s more than 12 miles away from the Springfield Mall Property.

Springfield Mall Competitive Set(1)
Name	Springfield Mall	Suburban Square	Concord Mall	The Court & Plaza at King of Prussia	Exton Square Mall

Competition	NAP	Secondary	Secondary	Primary	Secondary
Distance from Subject	NAP	7.4 miles	12.1 miles	12.2 miles	16.5 miles
City, State	Springfield, PA	Ardmore, PA	Wilmington, DE	King of Prussia, PA	Exton, PA
Property Type	Regional Mall	Lifestyle Center	Super Regional Mall	Super Regional Mall	Super Regional Center
Year Built / Renovated	1974 /1997	1928 /1984	1969 /1984	1962 /2004	1973 / 2000
Total Occupancy	95.8%(2)	92%	97%	98%	96%
Anchor Size (Sq. Ft.)	387,899(3)	108,621	358,772	1,400,000	625,000
Total Size (Sq. Ft.)	611,079(3)	354,150	863,251	2,400,000	1,087,728
Anchor Tenants	Target, Macy’s	Macy’s (closing in 2016)	Boscov’s, Macy’s, Macy’s Home, Sears	Bloomingdale’s, Dick’s Sporting Goods, JC Penney, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom	Boscov’s, Macy’s, Sears, Whole Foods (2016)
(1)	Source: appraisal.

(2)	Total Occupancy for Springfield Mall is based on only the collateral square footage of 223,180 as of September 30, 2015 and includes temporary tenants.

(3)	Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Springfield Mall are based on the entire mall square footage of 611,079.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

84

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	2014	T-12 7/31/2015	U/W	U/W PSF
Base Rent(1)	$6,145,257	$6,649,917	$6,816,054	$6,796,871	$6,737,185	$30.19
Value of Vacant Space	0	0	0	0	356,487	1.60
Gross Potential Rent	$6,145,257	$6,649,917	$6,816,054	$6,796,871	$7,093,672	$31.78
Total Recoveries	5,031,396	5,067,222	5,307,136	5,348,856	5,437,593	24.36
Total % Rents	241,635	244,033	312,518	308,613	308,613	1.38
Total Other Income	784,949	797,343	726,938	699,460	699,460	3.13
Less: Vacancy & Credit Loss(2)	0	0	0	0	(641,994)	(2.88)
Effective Gross Income	$12,203,237	$12,758,515	$13,162,646	$13,153,800	$12,897,344	$57.79
Total Operating Expenses	5,547,083	5,575,147	5,699,481	5,571,477	5,623,944	25.20
Net Operating Income	$6,656,154	$7,183,368	$7,463,165	$7,582,323	$7,273,400	$32.59
TI/LC	0	0	0	0	223,180	1.00
Capital Expenditures	0	0	0	0	44,636	0.20
Net Cash Flow	$6,656,154	$7,183,368	$7,463,165	$7,582,323	$7,005,584	$31.39

(1)	U/W Base Rent includes $99,874 in contractual rent steps through October 2016.

(2)	U/W Vacancy & Credit Loss is based on an economic vacancy of 5.0% of Gross Potential Rent, Total Recoveries and Total % Rents. Per rent roll dated September 30, 2015, in-place physical vacancy is 95.8%.

Property Management. The Springfield Mall Property is managed by PREIT Services LLC, which is an affiliate of one of the borrower sponsors, PREIT Associates, L.P.

Lockbox / Cash Management. The Springfield Mall Loan is structured with a hard lockbox and springing cash management. In place cash management and a full excess cash flow sweep will occur upon (i) an event of default or (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.25x until the debt service coverage ratio is at least equal to 1.35x for two consecutive calendar quarters.

Initial Reserves. At loan origination, the borrower deposited $566,919 into a tax reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of 1/12 of the estimated annual real estate taxes, which currently equates to $174,917. In addition, if the debt service coverage ratio is less than 1.25x for any calendar quarter, the borrower is required to deposit reserves of (i) $3,720 into a replacement reserve account, subject to a cap of $89,272 and (ii) $18,598 into a rollover reserve account, subject to a cap of $446,360. Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

85

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

86

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

87

1250 Baltimore Pike Springfield Township, PA 19064	Collateral Asset Summary – Loan No. 7 Springfield Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,377,972 57.8% 1.78x 11.2%

Springfield Mall
1250 Baltimore Pike
Springfield Township, PA 19064
Berwyn
Villanova University
Bryn Mawr College
Haverford College
Suburban Square
Wynnewood Shopping Center
Lankenau Hospital
Haverford Avenue Shops-North
City Avenue Shopping Center
Newtown Square
Newtown Square Shopping Center
Delaware County Community College
Lawrence Park Shopping Center
Manoa Shopping Center
PENNSYLVANIA
Drexeline Shopping Center
Marple Crossroads
Springfield Townshop
Springfield Hospital
Morton
Stoney Creek Center
Media
Granite Run Mall
Riddle Memorial Hospital
Elwyn
Swarthmore College
Swarthmore
Holmes
Macdade Mall
Glenolden
Delcroft Shopping Center
Woodlyn Shopping Center
Widener University
Tinicum Township
PHILADELPHIA INTERNATIONAL AIRPORT
Delaware River
NEW JERSEY
Ridley Creek State Park
Edgmont Country Club
Tyler Arboretum
Rose Tree Hunt Park
Glen Providence Park
The Willows Park
Aronimink Golf Course
Radnor Valley Country Club
Overbrook Golf Course
Merion Golf Club - East Course
Merion Golf Club - West Course
Llanerch Country Club
Paxon Hollow Golf Course
Saint Peter and Paul Cemetery
Rolling Green Golf Course
Eden Memorial Cemetery
Springhaven Club
Amosland Park
Chester Park
Crozier Park
CONESTOGA RD
CREEK RD
GOSHEN RD
S. BRYN MAWR AVE
MONTGOMERY AVE
W. CHESTER PIKE
MIDDLETOWN RD
STATE RD
GARRETT RD
BALTIMORE PIKE
SPRINGFIELD BLVD
MACDADE BLVD
W OAK LN
LINCOLN AVE
CHESTER PIKE
INDUSTRIAL HWY
Boyertown
Doylestown
Harleysville
PENNSLYVANIA
Woodside
Trenton
Southampton
Blue Bell
Levittown
Phoenixville
Norristown
Willow Grove
Bristol
Chester Springs
Cheltenham
Malvern
Wayne
Havertown
West Chester
Rose Tree
Philadelphia
Mt. Holly
Chester
Medford
Voorhees
NEW JERSEY
DELAWARE
Berlin
Wilmington
Mantua
Gloucester Township
Shamong
Glassboro
Pilesgrove
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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89

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Naum Neil Shekhter; Margot V. Shekhter
Borrowers:	NMS 1539, LLC; NMS 1548, LLC; NMS 1759, LLC; NMS Superior Apartments, LLC; NMS Warner Center, LLC; NMS Northridge, LLC
Original Balance(1):	$30,000,000
Cut-off Date Balance(1):	$30,000,000
% by Initial UPB:	4.3%
Interest Rate:	4.9380%
Payment Date:	6th of each month
First Payment Date:	October 6, 2015
Maturity Date:	September 6, 2025
Amortization:	Interest Only
Additional Debt(1):	$90,000,000 Pari Passu Debt
Call Protection(2):	L(28), D(89), O(3)
Lockbox / Cash Management:	Springing Soft / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$633,333	$79,167
Insurance:	$52,199	$10,440
Replacement:	$0	$8,000
Required Repairs(4):	$199,100	NAP

Financial Information(5)
Cut-off Date Balance / Unit:	$312,500
Balloon Balance / Unit:	$312,500
Cut-off Date LTV(6):	68.8%
Balloon LTV(6):	68.8%
Underwritten NOI DSCR:	1.33x
Underwritten NCF DSCR:	1.31x
Underwritten NOI Debt Yield:	6.7%
Underwritten NCF Debt Yield:	6.6%
Underwritten NOI Debt Yield at Balloon:	6.7%
Underwritten NCF Debt Yield at Balloon:	6.6%

Property Information
Single Asset / Portfolio:	Portfolio of six properties
Property Type:	Multifamily
Collateral:	Fee Simple
Location:	Various, CA
Year Built / Renovated:	1987-1988, 2003, 2008-2009 / 2015
Total Units:	384
Property Management:	NMS Properties, Inc.
Underwritten NOI(7):	$7,981,432
Underwritten NCF(7):	$7,885,432
Appraised Value(6)(8):	$174,300,000
Appraisal Date:	June 9, 2015

Historical NOI(7)
Most Recent NOI:	$7,372,651 (T-12 June 30, 2015)
2014 NOI:	$7,012,973 (December 31, 2014)
2013 NOI:	$6,035,021 (December 31, 2013)
2012 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	96.1% (December 28, 2015)
2014 Occupancy:	94.8% (December 31, 2014)
2013 Occupancy:	94.8% (December 31, 2013)
2012 Occupancy:	96.9% (December 31, 2012)
(1)	The NMS Los Angeles Multifamily Portfolio Whole Loan is evidenced by three pari passu notes in the aggregate original principal amount of $120.0 million. The non-controlling Note A-2 with an aggregate principal balance of $30.0 million will be included in the CFCRE 2016-C3 mortgage trust. The controlling Note A-1, with an original principal balance of $65.0 million, was included in the COMM 2015-CCRE27 trust and the non-controlling Note A-3 will be included in a future securitization. For additional information on the pari passu companion loans, see “The Loan” below.
(2)	Partial release is permitted. See “Partial Release” below.
(3)	See “Initial Reserves” and “Ongoing Reserves” below.
(4)	The borrowers deposited $199,100 into a required repairs reserve account, which represents approximately 125.0% of the engineer’s estimated immediate repairs.
(5)	DSCR, LTV, Debt Yield and Balance / Unit calculations are based on the aggregate NMS Los Angeles Multifamily Portfolio Whole Loan.
(6)	The portfolio Appraised Value of $174.3 million reflects a premium attributed to the aggregate value of the NMS Los Angeles Multifamily Portfolio Properties as a whole. The sum of the value of each of the NMS Los Angeles Multifamily Portfolio Properties on an individual basis is $163.8 million, which represents a Cut-off Date LTV and Balloon LTV of 73.3%. Partial release is permitted, provided, among other things, the borrowers defease the NMS Los Angeles Multifamily Portfolio Loan in amount equal to 125% of the allocated loan amount of the related property. See “Partial Release” below.
(7)	See “Cash Flow Analysis” below for details regarding the increase in NOI from 2013 to U/W.
(8)	On October 8, 2015, the appraiser provided a supplemental appraisal to consider a springing deed restriction at the Luxe at 1548 Property. See “Letter of Credit” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

91

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

Portfolio Summary
Property	Location	Year Built / Renovated	# of Units	Allocated Loan Amount ($)(1)	Allocated Loan Amount (%)	Appraised Value(2)	Occupancy(3)
Luxe at 1548(4)	Santa Monica, CA	2009 / NAP	54	$27,200,000	22.7%	$37,100,000	100.0%
Luxe at 1539	Santa Monica, CA	2008 / NAP	62	$26,300,000	21.9%	$35,930,000	100.0%
Luxe at 1759	Los Angeles, CA	2009 / NAP	61	$23,500,000	19.6%	$32,110,000	100.0%
NMS at Northridge	Northridge, CA	1987 / 2015	102	$21,500,000	17.9%	$29,290,000	95.1%
NMS at Warner Center	Canoga Park, CA	1988 / NAP	79	$15,300,000	12.8%	$20,920,000	93.7%
NMS at Superior	Northridge, CA	2003 / 2015	26	$6,200,000	5.2%	$8,450,000	80.8%
Total / Wtd. Avg.			384	$120,000,000	100.0%	$163,800,000	96.1%
Total with Portfolio Premium						$174,300,000

(1)	Based on the NMS Los Angeles Multifamily Portfolio Whole Loan.
(2)	The portfolio Appraised Value of $174.3 million reflects a premium attributed to the aggregate value of the NMS Los Angeles Multifamily Portfolio Properties as a whole. The sum of the value of each of the NMS Los Angeles Multifamily Portfolio Properties on an individual basis is $163.8 million. Partial release is permitted, provided, among other things, the borrowers defease the NMS Los Angeles Multifamily Portfolio Loan in amount equal to 125% of the allocated loan amount of the related property. See “Partial Release” below.
(3)	Occupancy based on a rent roll dated December 28, 2015.
(4)	On October 8, 2014, the appraiser provided a supplemental appraisal to consider a springing deed restriction on the Luxe at 1548 Property. See “Letter of Credit” below.

The Loan. The NMS Los Angeles Multifamily Portfolio whole loan (the “NMS Los Angeles Multifamily Portfolio Whole Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 384-unit, six property portfolio of mid-rise and garden apartment properties located in Santa Monica, Northridge and Canoga Park, Los Angeles, California (each a “Property”, collectively, the “NMS Los Angeles Multifamily Portfolio Properties” or the “Properties”) with an original and cut-off date principal balance of $120.0 million. The NMS Los Angeles Multifamily Portfolio loan is evidenced by the non-controlling Note A-2 with an original principal balance of $30.0 million (“NMS Los Angeles Multifamily Portfolio Loan”), which will be included in the CFCRE 2016-C3 Mortgage Trust. The pari passu controlling Note A-1 was in included in the COMM 2015-CCRE27 mortgage trust and the non-controlling Note A-3 will not be included in the trust and is expected to be held by CCRE or an affiliate and contributed to a future securitization.

The relationship between the holders of the NMS Los Angeles Multifamily Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–NMS Los Angeles Multifamily Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$65,000,000	$65,000,000	COMM 2015-CCRE27	Yes
Note A-2	$30,000,000	$30,000,000	CFCRE 2016-C3	No
Note A-3	$25,000,000	$25,000,000	CCRE	No
Total	$120,000,000	$120,000,000

The NMS Los Angeles Multifamily Portfolio Loan has a 10-year term and interest only payments for the term of the loan. The NMS Los Angeles Multifamily Portfolio Loan accrues interest at a fixed rate equal to 4.9380%. Loan proceeds were used to retire existing debt of approximately $89.5 million, fund upfront reserves of approximately $0.9 million, pay closing costs and return approximately $28.8 million of equity to the borrower. Based on the portfolio appraised value of $174.3 million as of June 9, 2015, the cut-off date LTV ratio is 68.8%. The most recent prior financings of the NMS Los Angeles Multifamily Portfolio Properties were included in the FREMF 2010-K9, FREMF 2011-K11, FREMF 2012-K709 and COMM 2007-C9 securitizations.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$120,000,000	100.0%	Loan Payoff	$89,464,958	74.6%
			Reserves	$884,632	0.7%
			Closing Costs	$857,010	0.7%
			Return of Equity	$28,793,400	24.0%
Total Sources	$120,000,000	100.0%	Total Uses	$120,000,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

92

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

The Borrowers / Sponsors. The borrowers are NMS 1539, LLC, NMS 1548, LLC, NMS 1759, LLC, NMS Superior Apartments, LLC, NMS Warner Center, LLC and NMS Northridge, LLC, each a single purpose Delaware limited liability company, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors (the “Loan Sponsors”) are Naum Neil Shekhter and Margot V. Shekhter, on a joint and several basis.

Neil Shekhter has over 25 years of developing and managing multifamily properties. Mr. Shekhter founded NMS Properties, a privately owned real estate development and management firm, in 1988. NMS Properties manages more than 50 properties with approximately 2,000 apartment units and 320,000 sq. ft. of retail and commercial space in the Los Angeles area. NMS Properties also has an additional 2,500 multifamily units and 200,000 sq. ft. of mixed-use space under development.

The Properties. The NMS Los Angeles Multifamily Portfolio Properties consist of six, Class A mid-rise (64.2% of appraised value) and garden style (35.8% of appraised value) multifamily properties totaling 384 units located in the Santa Monica, Los Angeles and San Fernando Valley areas of California. As of December 28, 2015, the NMS Los Angeles Multifamily Portfolio Properties were 96.1% occupied and have maintained a weighted average historical occupancy of 96.1% since 2011.

The NMS Los Angeles Multifamily Portfolio Properties are equipped with various mixes of amenities and fixtures including pools, jacuzzis, fitness rooms, saunas, stainless steel appliances, loft-style high ceilings, in-unit washers and dryers, central A/C and heating, on-site management and maintenance, underground gated parking, hardwood style flooring, and large windows and balconies.

Luxe at 1548, Luxe at 1539 and Luxe at 1759 Properties (collectively, the “West LA / Santa Monica Properties”) were all built by the Loan Sponsors within the past seven years, (2009, 2008, and 2009, respectively). NMS at Superior was built by the Loan Sponsors in 2003 and NMS at Northridge and NMS at Warner Center (collectively, the “Canoga Park / Northridge Properties”) were purchased by the Loan Sponsors in 1999 and 1997, respectively. The Properties are located proximate to the respective major demand drivers including the Third Street Promenade and Santa Monica Pier in Santa Monica, UCLA in Westwood and Sawtelle Japantown in West Los Angeles, and California State University at Northridge (CSUN), Pierce College and Warner Center in the San Fernando Valley.

The NMS Los Angeles Multifamily Portfolio Properties have experienced consistent growth in rental rates. For the West LA / Santa Monica Properties and Canoga Park / Northridge Properties, new leases executed over the past three months have average net rental rates that are 7.0% and 5.0% higher, respectively, as compared to their twelve month averages.

Luxe at 1548 Property. The Luxe at 1548 Property consists of one, Class A five-story apartment building with 54 units and approximately 1,000 sq. ft. of ground floor commercial/office space. The Luxe at 1548 Property was constructed in 2009 and is 100.0% occupied as of December 28, 2015. The Luxe at 1548 Property features 1 bed/1 bath configurations and 2 bed/2 bath configurations, 102 subterranean garage parking spaces and a concierge dry cleaning service. The Luxe at 1548 Property is located in the city of Santa Monica in west Los Angeles County, California.

The Luxe at 1548 Property is situated five blocks from Ocean Avenue and less than a mile from the Santa Monica Pier. Additionally, the property is located within one block of the Santa Monica station of the Expo Line, a light-rail line providing access to downtown Los Angeles that is anticipated to open in 2016. According to walkscore.com, the Luxe at 1548 Property received a walk score of 90. One unit at the Luxe at 1548 Property is currently leased to low income tenants under affordability restrictions. The Luxe at 1548 Property is subject to a springing deed restriction as described below under “Letter of Credit.”

Luxe at 1548 Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	17	31.5%	17	100.0%	676	$3,312	$4.90
1 Bed / 1 Bath	1	1.9%	1	100.0%	625	$1,708(3)	$2.73
2 Bed / 2 Bath	33	61.1%	33	100.0%	875	$3,719	$4.25
1 Bed / 1 Bath-Pent	1	1.9%	1	100.0%	725	$4,031	$5.56
1 Bed / 1 Bath-Pent	1	1.9%	1	100.0%	1,050	$5,558	$5.29
2 Bed / 2 Bath-Pent	1	1.9%	1	100.0%	1,100	$5,885	$5.35
Total / Wtd. Avg.	54	100.0%	54	100.0%	812	$3,634	$4.47
(1)	Based on appraisal.
(2)	Based on rent roll dated December 28, 2015.
(3)	Affordable unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

93

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

Luxe at 1539 Property. The Luxe at 1539 Property consists of one, Class A six-story apartment building with 62 units and approximately 940 sq. ft. of ground floor office space. The Luxe at 1539 Property was constructed in 2008 and is 100.0% occupied as of December 28, 2015. The Luxe at 1539 Property features 1 bed/1 bath configurations and loft/1.5 bath configurations as well as 83 subterranean garage parking spaces. The Luxe at 1539 Property is located in the city of Santa Monica in west Los Angeles County, California, which is located approximately 16 miles of west of the Los Angeles CBD.

The Luxe at 1539 Property is located three blocks from Ocean Avenue and approximately 0.5 miles from the Santa Monica Pier. Additionally, the Luxe at 1539 Property is directly across the street from Santa Monica Place and Third Street Promenade, a premier shopping destination, and adjacent to the Santa Monica station of the Expo Line. According to walkscore.com, the Luxe at 1539 Property received a walk score of 93.

Luxe at 1539 Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath-Jr.	26	41.9%	26	100.0%	482	$2,724	$5.65
1 Bed / 1 Bath	19	30.6%	19	100.0%	599	$2,929	$4.89
1 Bed / 1 Bath+Den	2	3.2%	2	100.0%	803	$3,104	$3.87
Loft / 1.5 Bath	14	22.6%	14	100.0%	803	$3,688	$4.59
1 Bed / 1 Bath-Pent	1	1.6%	1	100.0%	1,025	$3,922	$3.83
Total / Wtd. Avg.	62	100.0%	62	100.0%	609	$3,036	$4.98
(1)	Based on appraisal.
(2)	Based on rent roll dated December 28, 2015.

Luxe at 1759 Property. The Luxe at 1759 Property consists of one, seven-story apartment building with 61 units. The Luxe at 1759 Property was constructed in 2009 and is 100.0% occupied as of December 28, 2015. The Luxe at 1759 Property features 1 bed/1 bath configurations, loft/1 bath configurations, 2 bed/2 bath configurations, 3 bed/2 bath configurations, 3 bed/3 bath configurations and 4 bed/3 bath configurations as well as 81 subterranean garage parking spaces. The Luxe at 1759 Property is located within the community of Sawtelle in the city of Los Angeles in west Los Angeles County, California. The property is adjacent to San Diego Freeway (Interstate 405) and the Sawtelle corridor and is proximate to Brentwood (approximately 2.1 miles), UCLA (approximately 2.5 miles), Century City (approximately 2.9 miles), Beverly Hills (approximately 3.5 miles) and Santa Monica (approximately 3.3 miles).

Downtown Los Angeles is accessible from the 10 Freeway, approximately 11 miles east of the Luxe at 1759 Property. According to walkscore.com, the Luxe at 1539 Property received a walk score of 93. Five units at the Luxe at 1759 Property are currently leased to low income tenants under affordability restrictions.

Luxe at 1759 Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	26	42.6%	26	100.0%	447	$2,182	$4.88
1 Bed / 1 Bath	4	6.6%	4	100.0%	630	$2,553	$4.05
Loft / 1 Bath	4	6.6%	4	100.0%	750	$3,117	$4.16
2 Bed / 2 Bath	16	26.2%	16	100.0%	1,008	$3,144	$3.12
3 Bed / 2 Bath	6	9.8%	6	100.0%	1,133	$3,797	$3.35
3 Bed / 3 Bath	2	3.3%	2	100.0%	1,323	$4,358	$3.30
3 Bed / 3 Bath	1	1.6%	1	100.0%	1,520	$4,600	$3.03
4 Bed / 3 Bath	2	3.3%	2	100.0%	1,400	$5,013	$3.58
Total / Wtd. Avg.	61	100.0%	61	100.0%	771	$2,883	$3.74
(1)	Based on appraisal.
(2)	Based on rent roll dated December 28, 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

NMS at Northridge Property. The NMS at Northridge Property consists of four, two-story apartment buildings with 102 units, a clubhouse, pool, and spa and fitness center. The NMS at Northridge Property was constructed in 1987 and is 95.1% occupied as of December 28, 2015. NMS at Northridge Property features 1 bed/1 bath configurations, 2 bed/2 bath configurations and 3 bed/2 bath configurations, and private garages providing 211 parking spaces. The property is currently undergoing in-unit renovations, which include flooring upgrades, stainless steel appliances, new cabinets, granite countertops and upgraded light fixtures, among other things. According to the borrower, approximately 60% of the units have been renovated with the remaining units scheduled for renovation as tenants vacate. The NMS at Northridge Property is located in the city of Northridge within the San Fernando Valley area.

Additionally, the NMS at Northridge Property is located across the street from California State University at Northridge (approximately 32,500 full-time students and 40,131 total students). The university has the largest student body out of all 23 campuses in the California State University system and is the second largest university in California. According to the borrower, approximately 33.0% of the NMS at Northridge Property is leased to students. Twelve units at the NMS at Northridge Property are currently leased to low income tenants under affordability restrictions. The restrictions expired in 2012 and the borrower intends to lease these units to market rent tenants as the current tenants vacate.

NMS at Northridge Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	6	5.9%	6	100.0%	650	$1,472	$2.26
1 Bed / 1 Bath	10	9.8%	10	100.0%	700	$1,473	$2.10
2 Bed / 2 Bath	85	83.3%	80	94.1%	900	$1,856	$2.06
3 Bed / 2 Bath	1	1.0%	1	100.0%	1,100	$2,000	$1.82
Total / Wtd. Avg.	102	100.0%	97	95.1%	868	$1,797	$2.07
(1)	Based on appraisal.
(2)	Based on rent roll dated December 28, 2015.

NMS at Warner Center Property. The NMS at Warner Center Property consists of eight, two and three-story apartment buildings with 79 units. The NMS at Warner Center Property was constructed in 1988 and is 93.7% occupied as of December 28, 2015. The NMS at Warner Center Property features 1 bed/1 bath configurations, 2 bed/2 bath configurations and 3 bed/2 bath configurations as well as 195 subterranean garage parking spaces. The NMS at Warner Center Property is located in the city of Canoga Park within the San Fernando Valley. Additionally, the NMS at Warner Center Property is located within approximately one mile of Warner Center, 1.5 miles of Westfield Topanga and Westfield Promenade and approximately 5.1 miles of Northridge Fashion Center. Eight units at the NMS at Warner Center Property are currently leased to low income tenants under affordability restrictions. The restrictions expired in 2013 and the borrower intends to lease these units to market rent tenants as the current tenants vacate.

NMS at Warner Center Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	26	32.9%	25	96.2%	700	$1,633	$2.33
2 Bed / 2 Bath	40	50.6%	36	90.0%	900	$1,860	$2.07
3 Bed / 2 Bath	13	16.5%	13	100.0%	1,050	$2,127	$2.03
Total / Wtd. Avg.	79	100.0%	74	93.7%	859	$1,829	$2.13
(1)	Based on appraisal.
(2)	Based on rent roll dated December 28, 2015.

NMS at Superior Property. The NMS at Superior Property consists of one two-story apartment building with 26 units. The NMS at Superior Property was constructed in 2003 and is 80.8% occupied as of December 28, 2015. The NMS at Superior Property features 1 bed/2 bath configurations, 2 bed/2 bath configurations, 3 bed/2 bath configurations and 3 bed/3 bath configurations, 58 podium parking spaces. The NMS at Superior Property is located in the city of Northridge in the county of Los Angeles, California. The NMS at Superior Property is located in the San Fernando Valley area, adjacent to the NMS at Northridge Property and within walking distance of the California State University at Northridge. According to the borrower, approximately 33.0% of the NMS at Superior Property is leased to students.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

95

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

NMS at Superior Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 2 Bath	2	7.7%	2	100.0%	900	$1,822	$2.02
2 Bed / 2 Bath	20	76.9%	15	75.1%	1,000	$2,131	$2.13
3 Bed / 2 Bath	2	7.7%	2	100.0%	1,200	$2,611	$2.18
3 Bed / 3 Bath	2	7.7%	2	100.0%	1,250	$2,672	$2.14
Total / Wtd. Avg.	26	100.0%	21	80.8%	1,027	$2,186	$2.13
(1)	Based on appraisal.
(2)	Based on rent roll dated December 28, 2015.

Environmental Matters. The Phase I environmental reports dated July 20, 2015 and August 12, 2015 recommended no further action at the NMS Los Angeles Multifamily Portfolio Properties other than the continued implementation of the existing asbestos operations & maintenance plans.

The Market.

Market Comparison(1)
				Market Conclusion(4)			5-Mile Radius
Property Name	Monthly Rent Per Unit(2)	Monthly Rent PSF	Occupancy(3)	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy	Population	Median Household Income
Luxe at 1548 Property	$3,634	$4.47	100.0%	$3,473	$4.28	96%	428,511	$69,889
Luxe at 1539 Property	$3,036	$4.98	100.0%	$2,946	$4.83	96%	419,112	$70,180
Luxe at 1759 Property	$2,883	$3.74	100.0%	$2,797	$3.63	96%	598,596	$68,451
NMS at Northridge Property	$1,797	$2.07	95.1%	$1,804	$2.08	95%	583,649	$53,692
NMS at Warner Center Property	$1,829	$2.13	93.7%	$1,813	$2.11	95%	445,276	$61,411
NMS at Superior Property	$2,186	$2.13	80.8%	$2,081	$2.03	95%	584,359	$53,707
Wtd. Average:	$2,461	$3.16	96.1%	$2,401	$3.08	95%	509,222	$62,565
(1)	Based on appraisals.
(2)	Monthly Rent Per Unit amounts are exclusive (gross) of concessions.
(3)	Based on rent rolls dated December 28, 2015.
(4)	Represents appraiser’s concluded market rent and occupancy.

The NMS Los Angeles Multifamily Portfolio Properties are all located within Los Angeles County. As of Q1 2015, the Los Angeles apartment market reported an average vacancy rate of 3.2%, in line with the average vacancy rate from 2010 to 2014 of 3.7%. During the same time period, Class A units reported an increase in asking rent of 2.5% year-over year.

The Santa Monica / West Los Angeles Properties are situated in West Los Angeles. From 2010-2015, the population grew by approximately 3.45%. The Canoga Park / Northridge Properties are situated in the San Fernando Valley. From 2010-2015, the population grew by approximately 3.76% and is estimated to grow by an additional 4.08% by 2020.

Santa Monica. The Luxe at 1548 Property and Luxe at 1539 Property are located in the city of Santa Monica in west Los Angeles County, California. As of December 28, 2015, the occupancy at each Property was 100.0%. The appraiser concluded an average monthly rent per unit at the Luxe at 1548 Property and Luxe at 1539 Property of $3,634 and $3,036, respectively.

West Los Angeles. The Luxe at 1759 Property is located in the city of Los Angeles in west Los Angeles County, California. As of December 28, 2015, the occupancy at the Luxe at 1759 Property was 100.0%. The appraiser concluded an average monthly rent per unit at the Luxe at 1759 Property of $2,883.

Northridge. The NMS at Northridge Property and NMS at Superior Property are located in the city of Northridge within the San Fernando Valley area of northern Los Angeles. As of December 28, 2015, the occupancy at the NMS at Northridge Property and NMS at Superior Property was 95.1% and 80.8%, respectively. The appraiser concluded an average monthly rent per unit at the NMS at Northridge Property and NMS at Superior Property of $1,797 and $2,186, respectively.

Canoga Park. The NMS at Warner Center Property is located in the city of Canoga Park, within the San Fernando Valley area of northern Los Angeles, California. As of December 28, 2015, the occupancy was 93.7%. The appraiser concluded an average monthly rent per unit at the NMS at Warner Center Property of $1,829.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

96

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

Inventory growth is limited within the NMS Los Angeles Multifamily Portfolio Properties’ submarkets due to high barriers to entry including significant costs of development. In addition to the lack of new supply, the submarkets have averaged a net effective rent growth rate of approximately 2.5% per year for the past five years.

NMS Los Angeles Multifamily Portfolio Properties – Submarket Inventory Growth and Rent Growth(1)
	Santa Monica			West Los Angeles			Northridge			Canoga Park
Year	Inventory Growth	Vacancy	Rent Growth	Inventory Growth	Vacancy	Rent Growth	Inventory Growth	Vacancy	Rent Growth	Inventory Growth	Vacancy	Rent Growth
2011	0.0%	3.3%	2.2%	0.4%	4.1%	1.1%	0.0%	3.0%	1.7%	2.6%	6.8%	1.6%
2012	0.2%	3.0%	3.7%	0.2%	3.4%	4.4%	0.0%	2.4%	2.8%	0.5%	5.2%	3.9%
2013	0.7%	2.8%	1.2%	0.2%	3.1%	1.3%	0.0%	2.0%	3.2%	4.1%	6.2%	4.6%
2014	0.8%	3.2%	2.6%	0.2%	2.9%	3.9%	0.0%	1.5%	2.0%	0.0%	5.0%	1.2%
2015	0.0%	3.0%	2.1%	0.1%	2.9%	2.4%	0.0%	1.3%	2.5%	0.0%	4.3%	2.3%
Avg.	0.3%	3.1%	2.4%	0.2%	3.3%	2.6%	0.0%	2.0%	2.4%	1.4%	5.5%	2.7%
(1)	Source: Market Research Report.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	T-12 6/30/2015	T-3 6/30/2015 Annualized	U/W	U/W per Unit
Gross Potential Rent(1)	$10,534,060	$10,944,140	$11,107,643	$11,151,132	$11,281,164	$29,378
Total Other Income(2)	328,176	545,392	578,080	586,980	582,021	1,516
Less: Vacancy & Concessions(3)	(1,868,645)	(1,597,137)	(1,365,050)	(1,116,340)	(1,022,203)	(2,662)
Effective Gross Income	$8,993,590	$9,892,396	$10,320,673	$10,621,772	$10,840,983	$28,232
Total Operating Expenses(4)	2,958,570	2,879,423	2,948,022	2,948,022	2,859,551	7,447
Net Operating Income	$6,035,021	$7,012,972	$7,372,650	$7,673,750	$7,981,432	$20,785
Capital Expenditures	0	0	0	0	96,000	250
Net Cash Flow(5)	$6,035,021	$7,012,972	$7,372,650	$7,673,750	$7,885,432	$20,535

(1)	U/W Gross Potential Rent is based on the rent rolls as of December 28, 2015.
(2)	Other Income includes, among other things, commercial rental income and furnished unit rental income.
(3)	Vacancy & Concessions collectively represents 9.1% of U/W Gross Potential Rent. Vacancy represents approximately 4.0% of U/W Gross Potential Rent. As of December 28, 2015, in-place vacancy at the NMS Los Angeles Multifamily Portfolio Properties is 3.9%. The appraiser concluded an average market vacancy rate of 4.0%.
(4)	Taxes are based on the T-12 actual taxes for the period ending June 30, 2015.
(5)	The increase in Net Cash Flow from 2013 to U/W is the result of, among other things: (1) four newly built units coming online in 2014 at the Luxe at 1548 Property, (2) general re-stabilization following displacement/disruption during the construction period (2013-2014) of the four units at the Luxe at 1548 Property, (3) general re-stabilization following displacement/disruption at the Luxe at 1548 Property and Luxe at 1539 Property as result of the 2013-2014 ongoing construction of the adjacent Santa Monica Light Rail Expo, (4) initiation of furnished rental program in 2014, (5) NMS at Northridge Property rental rate growth resulting from ongoing interior unit renovations, (6) commercial space leasing and (7) general market rent growth.

Property Management. The NMS Los Angeles Multifamily Portfolio Properties are managed by NMS Properties, Inc. a California corporation and an affiliate of the borrowers.

Lockbox / Cash Management.  The NMS Los Angeles Multifamily Portfolio Loan is structured with a springing soft lockbox and springing cash management. A soft lockbox, in-place cash management and an excess cash flow sweep will occur during a Cash Trap Period.

A “Cash Trap Period” will occur (i) during an event of default, (ii) during any bankruptcy action of the borrowers, guarantors or property manager or (iii) upon the failure of the borrowers after the end of two consecutive calendar quarters to maintain an aggregate NMS Los Angeles Multifamily Portfolio Loan debt service coverage ratio of at least 1.20x until the debt service coverage ratio is at least 1.25x for two consecutive calendar quarters.

Initial Reserves. At loan origination, the borrowers deposited (i) $633,333 into a tax reserve account, (ii) $52,199 into an insurance reserve account and (iii) $199,100 into a required repairs reserve account, which represents approximately 125.0% of the engineer’s estimated immediate repairs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

97

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

Ongoing Reserves.  On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $79,167, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $10,440, into an insurance reserve account and (iii) $8,000 ($250 per unit annually) into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release. On any payment date after the lockout period, the borrower may obtain the release of any NMS Los Angeles Multifamily Portfolio Property, provided, among other things, (i) no event of default has occurred and is continuing and (ii) the borrowers deliver defeasance collateral in an amount equal to the greater of (a) 125% of the related allocated loan amount for the individual property being released, (b) 100% of the net sales proceeds with respect to such property or (c) the amount necessary to satisfy the requirements that (i) the combined LTV of the remaining NMS Los Angeles Multifamily Portfolio Properties is less than or equal to the lesser of (x) 68.8% or (y) the loan-to-value immediately prior to the release, (ii) the combined debt service coverage ratio of the remaining properties is at least equal to the greater of (x) 1.20x or (y) the debt service coverage ration immediately prior to the release, (iii) the combined debt yield of the remaining properties is at least equal to the greater of (x) 6.0% or (y) the debt yield immediately prior to the release. Notwithstanding the foregoing, the loan documents require that two of the following properties: (A) the Luxe at 1759 Property, (B) the NMS at Warner Center Property or (C) the NMS at Northridge Property be released before a release of the Luxe at 1548 Property or Luxe at 1539 Property is permitted.

Letter of Credit. The Luxe at 1548 Property is subject to a springing deed restriction by the city of Santa Monica to provide 19 units of affordable housing. The Loan Sponsors agreed with the city to build a multifamily building at a nearby location (the “New Building”) and provide the affordable housing units at the New Building (which property will not be collateral for the NMS Los Angeles Portfolio Loan). In the event the New Building provides the required affordable housing units, the city is required to release the deed restriction. In the event the Loan Sponsors have not made affordable housing units available at the New Building, the city may require that the borrowers lease 19 units at the Luxe at 1548 Property to low income tenants as units become vacant. The appraisal did not consider the springing deed restriction. However, the borrowers delivered a $7.0 million evergreen letter of credit to the lender as additional collateral for the NMS Los Angeles Multifamily Portfolio Loan and the Loan Sponsors provided a personal guarantee with respect to the last $7.0 million of principal repaid under the NMS Los Angeles Multifamily Portfolio Loan. The letter of credit and the personal guarantee will be released upon a release of the deed restriction encumbering the Luxe at 1548 Property or in the event the Luxe at 1548 Property is released from the lien of the security instrument in accordance with the NMS Los Angeles Multifamily Portfolio Loan documents. Pursuant to the August 14, 2015 appraisal (before the springing deed restriction), the appraised value for this property was $37,100,000. This value was used in the calculation of the sum of the value of each of the Properties on an individual basis. On October 8, 2015, the appraiser provided a supplemental appraisal related to the Luxe at 1548 Property that included a hypothetical value of $31,100,000 in the event the 19 units are subject to Section 8 restrictions and $26,330,000 in the event the 19 units are subject to HUD restrictions. The Cut-off Date LTV based on (i) the NMS Los Angeles Multifamily Portfolio Loan net of the $7.0 million letter of credit and (ii) the portfolio appraised value of $174.3 million adjusted for the hypothetical values of $31,100,000 and $26,330,000 is 67.1% and 69.1%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

98

Various, California	Collateral Asset Summary – Loan No. 8 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 68.8% 1.31x 6.7%

PORTER RANCH
Granada Village Shopping Center
MISSION HILLS
WHITEMAN AIRPORT
CHATSWORTH
Devonshire Reseda Shopping Center
PACOIMA
SHADOW HILLS
SUNLAND
NORTHRIDGE
Northridge Fashion Center
California State University Northridge
Balboa Nordhoff Shopping Center
ARLETA
NORTH HILLS
Northridge Plaza
PANORAMA CITY
Panorama Mall
Canyon Plaza
SUN VALLEY
SAN FERNANDO VALLEY
The Plant
VAN NUYS AIRPORT
WEST HILLS
WINNETKA
BOB HOPE BURBANK (BUR)
CANOGA PARK
RESEDA
Fallbrook Mall
Westfield Topanga
Pierce College
VAN NUYS
Burbank Town Center
Burbank
Westfield Promenade
WARNER CENTER
Los Angeles Valley College
NORTH HOLLYWOOD
Hidden Hills
TARZANA
Gateway Plaza
Woodland Hills Village Plaza Shopping Center
SHERMAN OAKS
WOODLAND HILLS
ENCINO
Westfield Fashion Square
VALLEY VILLAGE
Sherman Oaks Galleria
STUDIO CITY
TOLUCA LAKE
Universal Studios
Griffith Park
HOLLYWOOD
Skirball Cultural Center
Stone Canyon Reservoir
BEVERLY GLEN
HOLLYWOOD HILLS
LOS FELIZ
LAUREL CANYON
RED LINE
HOLLYWOOD
Topanga State Park
BEL AIR
Beverly Hills
West Hollywood
HOLMBY HILLS
WINDSOR SQUARE
The Getty
UCLA
Golden Triangle
Beverly Center
The Grove
Larchmont Village
BRENTWOOD
Westwood Village
PURPLE LINE EXTENSION
Westfield Century City
MID WILSHIRE
WESTSIDE
WESTWOOD
CENTURY CITY
Los Angeles
PACIFIC PALISADES
PICO-ROBERTSON
MID CITY
Santa Monica
Westside Pavilion
JEFFERSON PARK
ARTS DISTRICT
PALMS
EXPO LINE
University Of Southern California
DOWNTOWN CULVER CITY
3rd Street Promenade
Santa Monica Place
Santa Monica College
MAR VISTA
BALDWIN VILLAGE
SANTA MONICA AIRPORT
Culver City
Los Angeles Memorial Coliseum
Baldwin Hills Crenshaw Plaza
West Los Angeles College
Main Street
Santa Monica Bay
SILICON BEACH
STUDIO VILLAGE
LADERA HEIGHTS
VERMONT HARBOR
DEL REY
VENICE
Marina Marketplace
Westfield Culver City
Chesterfield Square
Marina del Rey
Waterside Shopping Center
FOX HILLS
MARINERS VILLAGE
PLAYA VISTA
CRENSHAW/LAX TRANSIT CORRIDOR (UNDER CONSTRUCTION)
CARTIFACT
PLAYA DEL RAY
WESTCHESTER
The Forum

NMS Los Angeles Multifamily Portfolio

	Property Name	Address	City/State	Zip Code
1	Luxe at 1548	1548 6th Street	Santa Monica, CA	90401
2	Luxe at 1539	1539 4th Street	Santa Monica, CA	90401
3	Luxe at 1759	1759 Beloit Avenue	Los Angeles, CA	90025
4	NMS at Northridge	9710 Zelzah Avenue	Northridge, CA	91325
5	NMS at Warner Center	21021 Vanowen Street	Canoga Park, CA	91303
6	NMS at Superior	17089 Superior Street	Northridge, CA	91325

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

99

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition / Refinance
Sponsors:	Scott C. Honan; Lea Richmond III
Borrower:	Glenridge MOB I SPE, LLC
Original Balance:	$29,000,000
Cut-off Date Balance:	$28,935,709
% by Initial UPB:	4.1%
Interest Rate:	5.1120%
Payment Date:	6th of each month
First Payment Date:	December 6, 2015
Maturity Date:	November 6, 2025
Amortization:	360 months
Additional Debt:	NAP
Call Protection(2):	L(26), D(91), O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$33,333	$16,667
Insurance:	$20,250	$2,250
Replacement:	$0	$3,594
TI/LC:	$0	Springing
Required Repairs(4):	$323,965	NAP
Debt Service(5):	$286,047	NAP
Occupancy(6):	$7,001,000	Springing
Outstanding TI(7):	$3,384,965	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$262
Balloon Balance / Sq. Ft.:	$216
Cut-off Date LTV(8):	67.8%
Balloon LTV(8):	56.0%
Underwritten NOI DSCR:	1.32x
Underwritten NCF DSCR:	1.25x
Underwritten NOI Debt Yield:	8.6%
Underwritten NCF Debt Yield:	8.1%
Underwritten NOI Debt Yield at Balloon:	10.4%
Underwritten NCF Debt Yield at Balloon:	9.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Medical Office
Collateral:	Fee Simple
Location:	Atlanta, GA
Year Built / Renovated:	1974 / 2008-2014
Total Sq. Ft.:	110,576
Property Management:	Honan Property Management, LLC; EBS Property Investments, LLC
Underwritten NOI(9):	$2,494,066
Underwritten NCF:	$2,358,058
“As Is” Appraised Value:	$37,800,000
“As Is” Appraisal Date:	June 30, 2015
“As Complete” Appraised Value(9):	$42,700,000
“As Complete” Appraisal Date:	January 1, 2017

Historical NOI
Most Recent NOI(9):	$1,636,830 (T-12 September 30, 2015)
2014 NOI:	$1,537,214 (December 31, 2014)
2013 NOI:	$1,370,918 (December 31, 2013)
2012 NOI:	$1,265,823 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy(9):	95.1% (November 12, 2015)
2014 Occupancy	75.3% (December 31, 2014)
2013 Occupancy:	75.3% (December 31, 2013)
2012 Occupancy:	74.3% (December 31, 2012)
(1)	In conjunction with the Glenridge Medical Center I Loan origination, the borrower sponsor acquired a 50% interest in the borrower. See “The Borrower / Sponsor” below.

(2)	Partial release is permitted. See “Partial Release” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	The borrower deposited $323,965 into an immediate repair reserve, which represents 125% of the engineer’s estimated immediate repairs.

(5)	The borrower deposited $286,047 into a debt service reserve account as additional collateral until all tenants are in occupancy.

(6)	The borrower deposited approximately $7.0 million into an occupancy reserve associated with four recently executed leases until tenants are in occupancy and paying rent. Approximately $335,000 of the reserve is earmarked for future leasing and is not allocated for a specific tenant.

(7)	The borrower deposited approximately $3.3 million into an outstanding TI reserve account earmarked for Georgia Urology ($1,489,157), Atlanta Institute for ENT ($683,000), Honan Property Management ($562,510) and Medical Dermatology Specialists ($530,298). The borrower also deposited $120,000 for the build out of new tenant space.

(8)	The Cut-off Date LTV and Balloon LTV are based on the “As Complete” Appraised Value as of January 1, 2017, which assumes all tenant improvement allowance costs, leasing costs, rent abatement and capital expenditures associated with 35,796 sq. ft. of newly executed leases have been completed. The borrower deposited approximately $10.4 million in the Occupancy and Outstanding TI reserves in connection with the completion of such items. Based on the “As-Is” appraised value of $37.8 million, the Cut-off Date LTV is 76.5%. The Cut-off Date LTV based on the “As-Is” appraised value and loan amount net of the $10.4 million earmarked for the tenants’ occupancy is approximately 49.2%.

(9)	Since July 2015, the borrower sponsor has executed four leases, representing approximately 32.4% of the net rentable area and approximately $1.0 million of U/W Base Rent. See “The Property” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

HCA Surgery Center	BB/Ba2/NR	41,491	37.5%	$32.89	43.4%	9/30/2023(1)
GA Urology(2)	NR/NR/NR	15,532	14.0%	$29.00	14.3%	8/31/2026
Atlanta Ophthalmology	NR/NR/NR	11,624	10.5%	$27.82	10.3%	3/31/2023
Physicians Pain & Rehab	NR/NR/NR	10,733	9.7%	$26.00	8.9%	10/31/2021
Honan Property Management(3)	NR/NR/NR	7,500	6.8%	$29.00	6.9%	2/28/2029
Total Major Office Tenants		86,880	78.6%	$30.33	83.8%
Remaining Office Tenants(4)		18,246	16.5%	$27.82	16.2%
Total Occupied Office Tenants		105,126	95.1%	$29.89	100.0%
Vacant Office		5,450	4.9%
Total		110,576	100.0%

(1)	HCA Surgery Center has two five-year renewal options and no termination options. The Glenridge Medical Center I Loan is structured with a cash flow sweep related to HCA Surgery Center’s lease expiration. See “Ongoing Reserves” below.

(2)	GA Urology, an affiliate of the borrower, is not yet in occupancy and is not yet paying rent. According to the borrower, it is anticipated that GA Urology will take occupancy of its space beginning in January 2016 and will commence paying rent following the expiration of a six-month free rent period that commences upon the tenant taking occupancy of its premises. The borrower deposited $2,343,000 in connection with this tenant’s occupancy and $391,000 in connection with this tenant’s free rent period, which represents ten months of rent.

(3)	Honan Property Management, an affiliate of the borrower, is not yet in occupancy and is not yet paying rent. According to the borrower, it is anticipated that Honan Property Management will take occupancy of its space beginning in April 2016 and will commence paying rent thereafter. The borrower reserved $1,131,375 in connection with the build out related to this tenant’s occupancy. The Honan Property Management lease is guaranteed by Scott C. Honan, who is a guarantor of the Glenridge Medical Center I Loan.

(4)	Remaining Office Tenants include one tenant (Atlanta Institute for ENT, PC (6.33% NRA)) that is affiliated with the borrower and not yet in occupancy (according to the borrower, it is anticipated that this tenant will take occupancy in April 2016) and one other tenant (Medical Dermatology Specialists (4.97% NRA)) that is not yet in occupancy (according to the borrower it is anticipated that this tenant will take occupancy in January 2016). The borrower deposited $3,264,965 into an outstanding TI reserve with $1,131,375 earmarked for Atlanta Institute for ENT, PC and $829,675 earmarked for Medical Dermatology Specialists.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	2	5,482	5.0%	5,482	5.0%	$28.51	5.0%	5.0%
2020	0	0	0.0%	5,482	5.0%	$0.00	0.0%	5.0%
2021	2	10,733	9.7%	16,215	14.7%	$26.00	8.9%	13.9%
2022	0	0	0.0%	16,215	14.7%	$0.00	0.0%	13.9%
2023(3)	3	53,115	48.0%	69,330	62.7%	$31.78	53.7%	67.6%
2024	0	0	0.0%	69,330	62.7%	$0.00	0.0%	67.6%
2025	0	0	0.0%	69,330	62.7%	$0.00	0.0%	67.6%
2026	2	22,532	20.4%	91,862	83.1%	$29.00	20.8%	88.4%
Thereafter	3	13,264	12.0%	105,126	95.1%	$27.59	11.6%	100.0%
Vacant	NAP	5,450	4.9%	110,576	100.0%	NAP	NAP
Total / Wtd. Avg.	12	110,576	100.0%			$29.89	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Lease Rollover Schedule includes four tenants that are not yet in occupancy. Please see footnotes (2), (3) and (4) on the above “Tenant Summary” chart.

(3)	The Glenridge Medical Center I Loan is structured with a cash flow sweep related to HCA Surgery Center’s lease expiration in 2023. See “Ongoing Reserves” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

102

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

The Loan. The Glenridge Medical Center I loan (the “Glenridge Medical Center I Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 110,576 sq. ft. mid-rise medical office property, comprised of one five-story suburban office building located at 5730 Glenridge Drive Northeast in Atlanta, Georgia (the “Glenridge Medical Center I Property”) with an original principal balance of $29.0 million. The Glenridge Medical Center I Loan has a 10-year term and amortizes on a 30-year schedule. The Glenridge Medical Center I Loan accrues interest at a fixed rate equal to 5.1120% and has a cut-off date balance of approximately $28.9 million. Loan proceeds were used to retire existing debt of approximately $17.0 million, pay closing costs, fund reserves of approximately $11.0 million, and return equity to the borrower. Based on the “As Complete” appraised value of $42,700,000 million as of January 1, 2017, the cut-off date LTV is 67.8%. The “As Complete” appraised value assumes all tenant improvement allowance costs, leasing costs, rent abatement and capital expenditures associated with 35,796 sq. ft. of newly executed leases have been completed. The lender reserved approximately $10.4 million in connection with the completion of such items.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$29,000,000	100.0%	Loan Payoff	$16,959,863	58.5%
			Reserves	$11,049,560	38.1%
			Closing Costs	$914,042	3.2%
			Return of Equity(1)	$76,534	0.3%
Total Sources	$29,000,000	100.0%	Total Uses	$29,000,000	100.0%
(1)	In conjunction with the Glenridge Medical Center I Loan origination, the borrower sponsors acquired a 50% interest in the borrower. In lieu of contributing cash equity to facilitate the 50% purchase, Richmond Honan Medical Properties, Inc. assumed leasing and management responsibilities. The other 50% interest in the borrower is owned by EBS Property Investments, LLC.

The Borrower / Sponsor. The borrower, Glenridge MOB I SPE, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsors of the borrower and the non-recourse carveout guarantors are Scott C. Honan and Lea Richmond III, jointly and severally.

Scott C. Honan and Lea Richmond III are co-founders of Richmond Honan Medical Properties, Inc., a subsidiary of Richmond Honan Development and Acquisitions LLC (“Richmond Honan”). Richmond Honan is a full service real estate company specializing in the development, acquisition and management of medical office buildings. With over 40 years of experience, Richmond Honan and/or its related companies have developed approximately 3.0 million sq. ft. of medical office buildings.

The Property. The Glenridge Medical Center I Property is a five-story, 110,576 sq. ft. mid-rise medical office building located in Atlanta, Georgia. Originally developed in 1974 as a multi-tenant office building, EBS Property Investments, LLC (“EBS”) acquired the Glenridge Medical Center I Property in 2005 and subsequently began converting the Glenridge Medical Center I Property to medical office. From 2008 to 2014, EBS invested approximately $8.2 million in capital expenditures, which included a complete lobby renovation, new elevators and HVAC system, exterior canopy replacement and a full renovation of the terrace level.

As of November 12, 2015, the Glenridge Medical Center I Property was 95.1% leased by 10 tenants. The three largest tenants at the Glenridge Medical Center I Property lease a total of 62.0% of the total net rentable area (“NRA”) and account for 68.0% of the underwritten base rent. The largest tenant, HCA Surgery Center, leases 41,491 sq. ft., or 37.5% of total NRA, and accounts for 43.4% of underwritten base rent. The second largest tenant, GA Urology, leases 15,532 sq. ft. or 14.0% of total NRA, and accounts for 14.3% of underwritten base rent. The third largest tenant, Atlanta Ophthalmology, leases 11,624 sq. ft., or 10.5% of total NRA, and accounts for 10.3% of underwritten base rent.

Environmental Matters. The Phase I environmental report dated July 6, 2015 recommended the implementation of an asbestos operation and maintenance plan at the Glenridge Medical Center I Property, which is currently in place.

Major Tenants.

HCA Surgery Center (41,491 sq. ft.; 37.5% of NRA; 43.4% of U/W Base Rent) HCA Surgery Center is a subsidiary of HCA Holdings, Inc. (“HCA”) (rated BB/Ba2/NR by Fitch/Moody’s/S&P). Founded in 1968, HCA is a healthcare services company comprised of 165 hospitals and 115 freestanding surgery centers in 20 states and England, and employs approximately 204,000 individuals. Services offered by HCA Surgery Center at the Glenridge Medical Center I Property include ambulatory surgery, endoscopy, ENT, gynecology, laparoscopic surgery, plastic surgery, pediatrics and urology, among others. According to the tenant, HCA Surgery Center has invested approximately $10.0 million in capital improvements and equipment.

HCA Surgery Center has two five-year renewal options and no termination options. HCA Surgery Center has been a tenant at the Glenridge Medical Center I Property for approximately seven years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

103

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

GA Urology (15,532 sq. ft.; 14.0% of NRA; 14.3% of U/W Base Rent) Comprised of 41 urologists located in 30 offices and ambulatory surgery centers in the Atlanta metro area, GA Urology is the largest urology practice in Atlanta and the Southeast. According to the borrower, GA Urology is relocating two of its locations to the Glenridge Medical Center I Property.

GA Urology is an affiliate of the borrower and has no termination options.

Atlanta Ophthalmology (11,624 sq. ft.; 10.5% of NRA; 10.3% of U/W Base Rent) Atlanta Ophthalmology is an eye care and surgery center comprised of six doctors. Offered services include eye exams, glaucoma treatment, lasik and corneal transplants, among others.

Atlanta Ophthalmology has two, five-year renewal options and no termination options. Atlanta Ophthalmology has been a tenant at the Glenridge Medical Center I Property for approximately five years.

The Market. The Glenridge Medical Center I Property is located at the intersection of Interstate 285 and Georgia 400 within the Central Perimeter office submarket, approximately 12.0 miles north of the Atlanta central business district. In particular, the Glenridge Medical Center I Property is located within less than 1.0 mile from a three-hospital complex totaling over 1,000 beds referred to as “Pill Hill”, which includes Scottish Rite Children’s Medical Center, St. Joseph’s Hospital/Emory Healthcare and Northside Hospital. The 2015 population and median household within a three-mile radius are 92,672 and $71,486, respectively.

As of Q1 2015, the Central Perimeter general office submarket reported an average asking rent of $22.94 PSF with a 14.9% vacancy rate. The appraiser analyzed a set of four medical office comparable buildings and concluded a market rent of $29.00 PSF with a 5.0% vacancy rate.

Comparable Set(1)
Building	City, State	Year Built / Renovated	Occupancy	Total Size (Sq. Ft.)	Base Rent	Expense Basis(2)
Glenridge Medical Center I Property	Atlanta, GA	1974 / 2008-2014	95%(3)	110,576(3)	$29.89(4)	Full Service
Northside Doctor’s Center 960 & 980	Atlanta, GA	1970 / NAV	95%	204,000	$27.00	Gross
Doctor’s Center Four	Atlanta, GA	2003 / NAV	93%	208,546	$32.00 - $33.00	Full Service
Scottis Rite Medical Arts	Atlanta, GA	1989 / NAV	100%	92,567	$29.00	Full Service
Meridian Mark Plaza	Atlanta, GA	1999 / NAV	97%	160,401	$30.50	Full Service
Total / Wtd. Avg.(5):			96%	665,514	$29.85
(1)	Source: appraisal.

(2)	Full Service Base Rent includes lease provisions for passing on escalating reimbursement costs to the tenant. Gross Base Rent represents a fixed cost for reimbursements with no escalations.

(3)	Based on U/W rent roll dated November 12, 2015.

(4)	Represents U/W Base Rent PSF.

(5)	Total / Wtd. Avg. excludes Glenridge Medical Center I Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

104

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	2014	T-12 9/30/2015	U/W	U/W PSF
Base Rent(1)	$1,819,703	$2,031,679	$2,179,113	$2,226,965	$3,151,066	$28.50
Value of Vacant Space	0	0	0	0	158,050	$1.43
Gross Potential Rent	$1,819,703	$2,031,679	$2,179,113	$2,226,965	$3,309,116	$29.93
Total Recoveries	50,497	29,731	70,613	79,317	210,968	1.91
Other Income	80,783	89,909	37,659	138,169	150,792	1.36
Less: Vacancy(2)	0	0	0	0	(176,004)	(1.59)
Effective Gross Income	$1,950,983	$2,151,319	$2,287,385	$2,444,451	$3,494,871	$31.61
Total Operating Expenses	685,160	780,401	750,171	807,621	1,000,805	9.05
Net Operating Income(3)	$1,265,823	$1,370,918	$1,537,214	$1,636,830	$2,494,066	$22.56
TI/LC	0	0	0	0	92,884	0.84
Capital Expenditures	0	0	0	0	43,125	0.39
Net Cash Flow	$1,265,823	$1,370,918	$1,537,214	$1,636,830	$2,358,058	$21.33
(1)	U/W Base Rent is based on the rent roll dated November 12, 2015 and includes $168,117 in rent bumps through October 31, 2016. U/W Base Rent includes approximately $1.0 million associated with four recently executed leases for tenants that are not yet in occupancy. The borrower deposited approximately $10.4 million into reserves in connection with such recently executed leases.

(2)	U/W Vacancy is based on an economic vacancy of 5.0%, which is in-line with the appraiser’s conclusion. As of November 12, 2015, the Glenridge Medical Center I Property was 95.1% leased.

(3)	The increase in Net Operating Income from T-12 9/30/2015 to U/W is primarily a result of the borrower executing four leases since July 2015, which represent approximately 32.4% of the net rentable area and approximately $1.0 million of U/W Base Rent.

Property Management. The Glenridge Medical Center I Property is managed by Honan Property Management, LLC and EBS Property Investments, LLC, affiliates of the borrower.

Lockbox / Cash Management. The Glenridge Medical Center I Loan is structured with a hard lockbox and in place cash management. The tenants have been instructed to deposit all rents into the lockbox account controlled by the lender that was established at origination. Unless a Cash Trap Period has occurred, all amounts of excess cash in the clearing account will be swept into the borrower’s account.

A “Cash Trap Period” will occur upon (i) an event of default, (ii) the bankruptcy of the borrower, general partner of the borrower, guarantor or property manager or (iii) the occurrence of a Lease Trigger Period.

A “Lease Trigger Period” will occur upon the earlier to occur of (i) 12 months prior to HCA Surgery Center’s lease expiration, (ii) the date upon which HCA Surgery Center is required to notify the borrower of its intent to renew or terminate such lease, (iii) the date on which HCA Surgery Center fails to continuously operate, (iv) the date on which HCA Surgery Center becomes involved in a bankruptcy action, (v) the date on which HCA Surgery Center gives notes notice of its intent to terminate its lease or vacate its space prior the lease expiration date or (vi) commencing on October 6, 2022, the expiration or termination of any lease unless the Glenridge Medical Center I Property is at least 90.0% occupied by tenants whose leases expire on or after November 6, 2028.

Initial Reserves. At loan origination, the borrower deposited (i) $33,333 into a tax reserve account, (ii) $20,250 into an insurance reserve account, (iii) $7,001,000 into an occupancy reserve account which includes (u) $2,734,000 related to Georgia Urology, (v) $1,131,375 related to Honan Property Management, (w) $1,055,950 related to Atlanta Institute for ENT, (x) $829,675 related to Medical Dermatology Specialists, (y) $915,000 as additional collateral to be held until the previously listed tenants are all in occupancy and (z) approximately $335,000 of the reserve is earmarked for future leasing and is not allocated for a specific tenant, (iv) $3,264,965 into an outstanding TI reserve account earmarked for Georgia Urology ($1,489,157), Atlanta Institute for ENT ($683,000), Honan Property Management ($562,510) and Medical Dermatology Specialists ($530,298), (v) $286,047 into a debt service reserve account as additional collateral until all tenants are in occupancy, (vi) $120,000 into a construction management reserve account for the build out of new tenant space and (vii) 323,965 into an immediate repair reserve, which represents 125% of the engineer’s estimated immediate repairs at the Glenridge Medical Center I Property.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit (i) 1/12 of the estimated annual real estate taxes, which currently equates to $16,667, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $2,250, into an insurance reserve account, (iii) $3,594 ($0.39 PSF annually) into a replacement reserve account, and (iv) with respect to the rollover reserve account, the borrower is required to make monthly deposits of (x) $6,909 from December 6, 2019 through and including November 6, 2021, (y) $22,568 from December 6, 2021 through and including November 6, 2023 and (z) $9,212 from December 6, 2023 through and including November 6, 2025.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

Additionally, upon the occurrence of a Lease Trigger Period, all excess cash is required to be deposited into an occupancy reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. After the expiration of the lockout period, the borrower may obtain the release of a portion of the Glenridge Medical Center I Property, which parcel consists of a portion of the parking lot (such parcel, the “Release Parcel”), provided, among other things, (i) the borrower pays the lender a release price of $940,722 per acre, (ii) if an affiliate of the borrower intends to construct a medical office building on the Release Parcel, the borrower is required to deliver to the lender an acceptable anti-poaching agreement and (iii) the Glenridge Medical Center I Property maintains sufficient parking after the release as determined by the lender. The appraiser estimated the size of the Release Parcel to be 1.94 acres with a value of approximately $1.825 million. The value was not included in the “As Complete” or “As Is” appraised value.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

106

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

107

5730 Glenridge Drive Northeast Atlanta, GA 30328	Collateral Asset Summary – Loan No. 9 Glenridge Medical Center I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,935,709 67.8% 1.25x 8.6%

CARTIFACT
UPS Capital Corp.
Kaiser Permanente
ABERNATHY RD NE
3 Glenlake/ Global Payments
3 Glenlake/ Newell Rubbermaid
400
19
MicroTek
Oracle
MT VERNON HWY NE
Perimeter Pointe
Perimeter Village
ASHFORD DUNWOODY RD NE
marta
Embassy Suites
Super Target
1117 Pcw
PEACHTREE-DUNWOODY RD NE
PERIMETER CTR W
1155 Pcw
Hyatt Place
The Home Depot
REI
Perimeter Place
Dunwoody
Costco
Perimeter Square
Le Meridien Atlanta Perimeter
7000 Central Park
Courtyard Atlanta
Cox Enterprises
MT VERNON HWY NE
BARFIELD RD NE
Sandy Springs
Perimeter Mall
PERIMETER CENTER
Ravinia Office Park
GLENRIDGE DR NE
State Farm
marta
Crowne Plaza
Lakeside Commons
Perimeter Expo
HAMMOND DR NE
285
407
Hammond Park
Hampton Inn
Fairfield Inn & Suites
400
PERIMETER CENTER PKY NE
Atlanta Marriott
19
Concourse Office Park
Palisades Office Park
Hilton Garden Inn
Ashford Perimeter
Glenridge Medical Center I
5730 Glenridge Drive Northeast
Atlanta, GA 30328
The Westin
LAKE HEARN DR NE
Ashford Green
GLENRIDGE DR NE
Cox Communications
Auto Trader
PERIMETER SUMMIT PKY
Peachtree Dunwoody Pavilion
19
285
marta
Northside Hospital -Atlanta
St Joseph Hospital of Atlanta
GLENRIDGE DR NE
JOHNSON FERRY RD NE
Children's Healthcare of Atlanta
First Data Headquarters
400
Marietta
Sandy Springs
Dunwoody
Norcross
Berkeley Lake
Duluth
Chamblee
Smyrna
Lilburn
Clarkston
Atlanta
Decatur
Pine Lake
Avondale Estates
East Point
Hapeville
College Park
HARTSFIELD-JACKSON ATLANTA INTERNATIONAL AIRPORT (ATL)
Union City
Forest Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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109

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsors:	Bruce Levine; Lewis Heafitz; Donald A. Levine
Borrowers:	EIP Beatrice Owner LLC; EIP Warrensburg Owner LLC; EIP Scottsboro Owner LLC
Original Balance:	$25,700,000
Cut-off Date Balance:	$25,700,000
% by Initial UPB:	3.7%
Interest Rate:	4.9945%
Payment Date:	6th of each month
First Payment Date:	January 6, 2016
Maturity Date:	December 6, 2025
Amortization:	Interest only for first 42 months; 324 months thereafter
Additional Debt:	None
Call Protection(1):	L(25), D(92), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$5,667	Springing
Replacement:	$94,250	Springing
TI/LC:	$0	Springing
Required Repairs:	$5,750	NAP
Outstanding TIs:	$99,200	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$39
Balloon Balance / Sq. Ft.:	$34
Cut-off Date LTV:	72.6%
Balloon LTV:	63.2%
Underwritten NOI DSCR(3):	1.43x
Underwritten NCF DSCR(3):	1.32x
Underwritten NOI Debt Yield:	9.6%
Underwritten NCF Debt Yield:	8.9%
Underwritten NOI Debt Yield at Balloon:	11.1%
Underwritten NCF Debt Yield at Balloon:	10.2%

Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Flex Industrial
Collateral:	Fee Simple
Location:	Beatrice, NE, Warrensburg, MO, Scottsboro, AL
Year Built / Renovated:	1976-1998/2010-2015
Total Sq. Ft.:	652,850
Property Management:	EIP Manager Corp.
Underwritten NOI:	$2,479,787
Underwritten NCF:	$2,283,932
Appraised Value:	$35,390,000
Appraisal Date:	October, 2015

Historical NOI(5)
In Place NOI(4):	$2,530,141
2014 NOI:	NAV
2013 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (December 30, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
(1)	There are no releases permitted.

(2)	See “Initial Reserves” and “Ongoing Reserves” below.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.91x and 1.75x, respectively.

(4)	In Place NOI represents the current annualized triple-net rent pursuant to the EIP Multistate Industrial Portfolio Properties’ leases.

(5)	Historical NOI is not available. The borrower acquired the EIP Portfolio Properties in December 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

Property Summary
Property Name	Location	Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy(1)
Neapco Components	Beatrice, NE	254,350	1976 / 2010, 2015	$13,440,000	100.0%
Janesville Acoustics	Warrensburg, MO	195,500	1982 / 2014	$12,950,000	100.0%
Heat Transfer	Scottsboro, AL	203,000	1988 / NAP	$9,000,000	100.0%
Total / Wtd. Avg.		652,850		$35,390,000	100.0%
(1)	As of December 30, 2015

Tenant Summary
Tenant	Rating (Fitch/Moody’s/S&P)	Location	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Neapco Components(1)	NR/NR/NR	Beatrice, NE	254,350	39.0%	$3.95	38.5%	12/31/2028
Janesville Acoustics(2)	NR/NR/NR	Warrensburg, MO	195,500	29.9%	$4.63	34.7%	12/31/2026
Heat Transfer(3)	NR/NR/NR	Scottsboro, AL	203,000	31.1%	$3.45	26.8%	12/1/2025
Total Occupied Collateral			652,850	100.0%	$4.00	100.0%
Vacant			0	0.0%
Total			652,850	100.0%

(1)	Neapco Components has two, 5-year renewal options.

(2)	Janesville Acoustics has two, 5-year renewal options.

(3)	Heat Transfer has two, 5-year renewal options.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025(2)	1	203,000	31.1%	203,000	31.1%	$3.45	26.8%	26.8%
2026	1	195,500	29.9%	398,500	61.0%	$4.63	34.7%	61.5%
Thereafter	1	254,350	39.0%	652,850	100.0%	$3.95	38.5%	100.0%
Vacant	NAP	0	0.0%	652,850	100.0%	NAP	NAP
Total / Wtd. Avg.	3	652,850	100.0%			$4.00	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	A cash flow sweep is required to occur one year prior to loan maturity (December 6, 2024). See “Lockbox / Cash Management” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

112

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

The Loan. The EIP Multistate Industrial Portfolio loan (the “EIP Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in three industrial flex properties totaling 652,850 sq. ft. located in Beatrice, Nebraska, Warrensburg, Missouri and Scottsboro, Alabama (collectively, the “EIP Portfolio Properties” or the “Portfolio”) with an original principal balance of $25.7 million. The EIP Portfolio Loan has a 10-year term and amortizes on a 27-year schedule after an initial 42- month interest only period. The EIP Portfolio Loan accrues interest at a fixed rate equal to 4.9945% and has a cut-off date balance of $25.7 million. Loan proceeds, along with approximately $8.1 million of equity from the borrower sponsors, were used to acquire the EIP Portfolio Properties for approximately $33.2 million, fund upfront reserves of approximately $0.2 million and pay closing costs of approximately $0.4 million. Based on the appraised value of approximately $35.4 million as of October 2015, the cut-off date LTV is 72.6%. The most recent prior financing of the EIP Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$25,700,000	76.0%	Purchase Price	$33,202,000	98.2%
Sponsor Equity	$8,100,457	24.0%	Closing Costs	$393,590	1.2%
			Reserves	$204,867	0.6%
Total Sources	$33,800,457	100.0%	Total Uses	$33,800,457	100.0%

The Borrower / Sponsor. The borrowers, EIP Beatrice Owner LLC, EIP Warrensburg Owner LLC and EIP Scottsboro Owner LLC are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with two independent directors in its organizational structure. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Lewis Heafitz, Bruce Levine and Donald A. Levine, jointly and severally, who are directors and shareholders of Equity Industrial Partners Corp. (“EIP”).

EIP is a private equity developer and operator of industrial warehouse and distribution facilities throughout the United States. Since the firm’s inception in 1995, EIP has acquired and developed over 50 million sq. ft. of industrial property and is responsible for in excess of $1.5 billion in property investments.

The Properties. The EIP Portfolio Properties consist of three industrial properties totaling 652,850 sq. ft. and located in Beatrice, Nebraska (“Neapco Components Property”), Warrensburg, Missouri (“Janesville Acoustics Property”) and Scottsboro, Alabama (“Heat Transfer Property”). The EIP Portfolio Properties are currently 100.0% leased to three tenants at an average rental rate of $4.00 PSF. The EIP Portfolio Loan documents do not allow for the voluntary release of any individual EIP Portfolio Property.

Neapco Components Property (39.0% of Portfolio NRA, 38.5% of U/W Base Rent) The Neapco Components Property is a 254,350 sq. ft. single tenant industrial manufacturing, warehouse and office property built in 1976 and most recently renovated in 2015 located in Gage County in southeastern Nebraska. The Neapco Components Property features ceiling clear heights of 21 feet, 15 loading docks and 4 overhead doors. The Neapco Components Property is situated within Gage County Industrial Park, which houses 18 companies and is currently 100.0% occupied. The Neapco Components Property is located along Route 77, which provides access to Lincoln, NE (41.3 mi.) and Omaha, NE via I-80 (95.1 mi.).

The single tenant, Neapco Components (“Neapco”), was established in 1924 and specializes in design, manufacturing and distribution of driveline systems and service parts for a variety of different automobiles. The Beatrice location is one of two locations in the United States, in addition to seven other locations worldwide. Neapco has occupied the Neapco Components Property since it was constructed and has expanded four times. In addition, the tenant has spent $5.68 million on recent improvements from 2010 to 2015. Neapco has been a tenant at the Neapco Components Property since 1981.

Janesville Acoustics Property (29.9% of Portfolio NRA, 34.7% of U/W Base Rent) The Janesville Acoustics Property is a 195,500 sq. ft. single tenant industrial warehouse and distribution center built in 1982 and most recently renovated in 2014. The Janesville Acoustic Property features ceiling clear heights of 24 feet, six loading docks and one overhead door. The Janesville Acoustic Property is located in an industrial area in the western half of Missouri, in Johnson County. The Janesville Acoustics Property is situated along US Highway 50 which connects directly to Kansas City (65.2 mi.).

The single tenant, Janesville Acoustics, is an international producer and distributor of acoustical and thermal fiber insulation as well as automobile decorative trim and molded fiber products. Janesville Acoustics consolidated its operations at the Janesville Acoustics Property after closing its Norwalk, Ohio plant in 2013. The parent company, Jason Industries Inc., is publically traded on the NASDAQ, however it is not rated. The tenant spent $13.4 million on improvements in 2014. Janesville Acoustics has been a tenant at the Janesville Acoustics Property since 2014.

Heat Transfer Property (31.1% of Portfolio NRA, 26.8% of U/W Base Rent) The Heat Transfer Property is a 203,000 sq. ft. single tenant industrial manufacturing, warehouse and office built in 1988. The Heat Transfer Property features ceiling clear heights of 24 feet, 19

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

113

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

loading docks and one overhead door. The Heat Transfer Property is located in northeastern Alabama in an industrial park situated along the John T. Reid Parkway (Route 2), which allows access to Interstate 24 and connects Scottsboro to southern metropolitan areas such as Nashville (143 mi.) and Chattanooga (64.4 mi.).

The single tenant, Heat Transfer Products Group (“Heat Transfer”) is a wholly owned subsidiary of Rheem Manufacturing Company (“Rheem”). Rheem is headquartered in Atlanta and has been manufacturing HVAC equipment since the 1930’s. Heat Transfer’s products are sold under a variety of brand names such as ColdZone, which is a leading supplier of refrigeration equipment. Major consumers of the products are Costco and Food Lion. The Heat Transfer Property is utilized as the only assembly plant for Heat Transfer. The tenant has spent $4.6 million on recent improvements from 2013 to 2016. Heat Transfer has been a tenant at the Heat Transfer Property since 1998.

Environmental Matters. The Phase I environmental reports for the Heat Transfer Property and Janesville Acoustics Property dated October 14, 2015 and November 12, 2015, respectively, recommended no further action at each property. The Phase I environmental report for the Neapco Components Property dated October 14, 2015 noted the presence of dark oil surface staining on a certain area of pavement and gravel parking. The report recommended that the staining be removed and properly disposed in accordance with applicable regulatory guidelines. Per the EIP Portfolio Loan documents, the borrower is required to properly clean and remove the stain. The guarantors have recourse for losses associated with failing to comply with the foregoing.

The Market. The EIP Portfolio Properties are located in three cities within three different states. The following chart compares market data to the EIP Portfolio Properties.

EIP Portfolio Properties Market Comparison(1)
		Market		Occupancy		Rental Rate PSF
Property Name	Property Type		Submarket	Phys.	Mkt.	U/W	Mkt.
Neapco Components	Industrial / Flex	Lincoln	NAP	100.0%	95.4%	$3.95	$3.75
Janesville Acoustics	Industrial / Flex	Kansas City	Outlying Kansas City	100.0%	94.0%	$4.63	$4.50
Heat Transfer	Industrial / Flex	Jackson County	NAP	100.0%	95.6%	$3.45	$3.50
Total / Wtd. Avg.				100.0%	95.0%	$4.00	$3.90
(1)	Source: appraisal.

Neapco Components Property Industrial Market. The Lincoln industrial market currently contains an overall inventory of 24.6 million sq. ft. As of Q3 2015, the Lincoln industrial market had an overall occupancy of 95.4% and a market rental rate of $3.75 PSF.

Janesville Acoustics Property Industrial Market. The Kansas City industrial submarket contains an overall inventory of approximately 305.3 million sq. ft. As of Q3 2015, Kansas City industrial submarket had an overall occupancy rate of approximately 94.0% and an average market rental rate of $4.50.

Heat Transfer Industrial Property Market. The Jackson County industrial market contains an overall inventory of 3.0 million sq. ft. As of Q3 2015, the Jackson County industrial market had an overall occupancy of 95.6% and an average market rental rate of $3.50 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

114

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

Cash Flow Analysis.

Cash Flow Analysis(1)
	In Place	U/W	U/W PSF
Base Rent(2)	$2,530,141	$2,611,621	$4.00
Value of Vacant Space	0	0	0.00
Gross Potential Rent	$2,530,141	$2,611,621	$4.00
Total Recoveries(3)	0	25,048	0.04
Total Other Income	0	0	0.00
Less: Vacancy(4)	0	(131,833)	(0.20)
Effective Gross Income	$2,530,141	$2,504,836	$3.84
Total Operating Expenses(3)	0	25,048	0.04
Net Operating Income	$2,530,141	$2,479,787	$3.80
TI/LC	0	130,570	0.20
Capital Expenditures	0	65,285	0.10
Net Cash Flow	$2,530,141	$2,283,932	$3.50

(1)	Historical financials were not provided in conjunction with the acquisition as the EIP Portfolio Properties are leased pursuant to triple net leases.

(2)	U/W Base Rent includes rent bumps through January 2017.

(3)	The EIP Portfolio Properties are 100.0% leased to single tenants on triple-net leases.

(4)	U/W Vacancy represents 5.0% of gross income. The EIP Portfolio Properties are currently 100.0% occupied.

Property Management. The EIP Portfolio Properties are managed by EIP Manager Corp., an affiliate of the borrower sponsors.

Lockbox / Cash Management. The EIP Portfolio Loan is structured with a hard lockbox and springing cash management. Cash management and a full excess cash flow sweep will commence upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) the failure by the borrower at the end of one calendar quarter, to maintain a debt service coverage of at least 1.20x or (iv) December 6, 2024.

Initial Reserves. At origination, the borrowers deposited (i) $5,667 into an insurance reserve account, (ii) $5,750 into a required repairs reserve, (iii) $94,250 into a replacement reserve and (iv) $99,200 of outstanding tenant improvements owed to Neapco Components as a result of its newly executed lease.

Ongoing Reserves. The borrowers will be required to deposit on a monthly basis (i) 1/12 of the estimated annual real estate taxes if, among other things, (a) any single tenant lease is no longer in effect or (b) any single tenant fails to pay all taxes in a timely manner, (ii) 1/12 of the estimated annual insurance premiums if, among other things, (a) any single tenant lease is no longer in effect or (b) any single tenant fails to pay all insurance premiums in a timely manner and (iii) $5,940 into a replacement reserve account if the balance of the account is less than $50,000. Additionally, on each payment date beginning on December 6, 2021 and continuing thereafter, the borrower will be required to make monthly deposits of $10,881 into the rollover reserve account, provided, among other things, (i) the balance of the rollover reserve account is less than $500,000, (ii) the debt service coverage ratio is less than 1.25x at the end of the immediately preceding calendar quarter, or (iii) occupancy is less than 89% or any one building is vacant.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

115

Beatrice, NE Warrensburg, MO Scottsboro, AL	Collateral Asset Summary – Loan No. 10 EIP Multistate Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,700,000 72.6% 1.32x 9.6%

CARTIFACT
Columbus
Omaha
Des Moines
NEBRASKA
IOWA
Lexington
Lincoln
1
Beatrice
MISSOURI
St. Joseph
KANSAS
Colby
Topeka
Overland Park
Kansas City
Quincy
KANSAS
MISSOURI
ILLINOIS
Topeka
Overland Park
Kansas City
Columbia
2
Warrensburg
St. Louis
Wichita
Nashville
Knoxville
TENNESSEE
NORTH CAROLINA
Memphis
Greenville
Huntsville
Scottsboro
3
SOUTH CAROLINA
Tupelo
ALABAMA
GEORGIA
MISSISSIPPI
Atlanta
Birmingham

EIP Multistate Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	Neapco Components	501 West Sargent Road	Beatrice, NE	68310
2	Janesville Acoustics	618 North Enterprise Drive	Warrensburg, MO	64093
3	Heat Transfer Products Group	201 Thomas French Drive	Scottsboro, AL	35769

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1033 West Centennial Boulevard Highlands Ranch, CO 80129	Collateral Asset Summary – Loan No. 11 AMC Theatres Denver	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 59.8% 1.65x 11.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Hugh M. Boss; James S. Taylor; Mark A. Dunn
Borrower:	AMC – Florida Sherwood Forest, LLC
Original Balance:	$23,500,000
Cut-off Date Balance:	$23,500,000
% by Initial UPB:	3.3%
Interest Rate:	5.1100%
Payment Date:	6th of each month
First Payment Date:	January 6, 2016
Maturity Date:	December 6, 2025
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Hard/ Springing

Reserves
	Initial	Monthly
Taxes(3):	$45,000	Springing
Insurance(3):	$12,375	Springing
Replacement(4):	$0	Springing
Renovation Reserve(5):	$4,500,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$215
Balloon Balance / Sq. Ft.:	$191
Cut-off Date LTV(6):	59.8%
Balloon LTV:	53.1%
Underwritten NOI DSCR:	1.70x
Underwritten NCF DSCR:	1.65x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Retail / Single Tenant
Collateral:	Fee Simple
Location:	Highlands Ranch, CO
Year Built / Renovated:	1998 / 2015
Total Sq. Ft.:	109,260
Property Management:	Self-managed
Underwritten NOI:	$2,609,686
Underwritten NCF:	$2,533,204
Appraised Value(6):	$39,300,000
Appraisal Date:	September 24, 2015

Historical NOI
Most Recent NOI:	$2,910,700 (T-8 August 30, 2015 Ann.)
2014 NOI:	$2,917,895 (December 31, 2014)
2013 NOI:	$2,851,774 (December 31, 2013)
2012 NOI:	$2,653,506 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	100.0% (December 30, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
(1)	On December 30, 2015, the borrower requested and the mortgage loan seller consented to the release of a 6.05 acre non-income producing portion of the collateral, which parcel was not included in the appraised value and was not included in the loan underwriting. The free release was subject to and satisfied the conditions set forth in the loan agreement.

(2)	A cash management period is required to commence upon the occurrence of (i) any event of default under the mortgage loan; (ii) any bankruptcy action of the borrower, managing member of the borrower, guarantor or manager has occurred; (iii) AMC, among other things, (a) terminates or gives notice of its intent to terminate its lease, (b) fails to continuously operate or (c) is the subject of a bankruptcy action; or (iv) after the end of a calendar quarter, the borrower has failed to maintain a debt service coverage ratio of at least 1.15x, until such time as the debt service coverage ratio is at least 1.20x.

(3)	The borrowers will be required to deposit 1/12 of the annual real estate taxes and insurance premiums if, among other things, (i) the AMC lease is no longer in effect, (ii) the premise has been sublet by AMC, (iii) a cash management period has occurred and is continuing, (iv) an event of default has occurred, (v) with respect to the taxes, the tenant fails to pay all taxes in a timely manner or (vi) with respect to insurance, the tenant fails to pay all insurance premiums in a timely manner.

(4)	Upon the occurrence of an event of default, the borrower is required to make monthly deposits of $1,821 into the replacement reserve account. The replacement reserve is subject to a cap of $50,000 so long as no default or event of default has occurred and is continuing.

(5)	On the origination date, the borrower deposited $4,500,000 into the AMC renovation reserve for payment of the costs of the AMC renovation project.

(6)	Based on the “As Complete” appraised value, which assumes, among other things, that the lease extension has been completed and the renovations have been complete. Based on the “As-Is” appraised value of $34,800,000, the Cut-off Date LTV is 67.5%. At origination, the borrower deposited $4,500,000 into the renovation reserve for payment of the costs of the AMC renovation project.

TRANSACTION HIGHLIGHTS

■	Property. AMC Theatres Denver is a 24-screen, 109,260 sq. ft. movie theater located at 103 West Central Boulevard in Highlands Ranch, Colorado. The property is 100.0% occupied by American Multi-Cinema, Inc. (“AMC”) and has been an AMC Theatre since its opening in 1998. In addition, the AMC Theatres Denver is the fourth highest performing theater in the state of Colorado. In 2015, the AMC Theatre Denver property reported sales of $11,248,755 ($468,698 per screen).

■	Lease Extension & Renovation. AMC Theatres recently executed a lease renewal/extension through 2031, with three successive five-year extension options. In conjunction with the lease extension, AMC has indicated it will be renovating the property for a total cost of $9.6 million ($4.5 million contributed by the borrower and $5.1 million contributed by AMC). The renovation will include full re-seating of the auditoriums, restroom upgrades, exterior/entrance/box office updates, lobby and hallway upgrades, and concessions upgrades to reconfigure the theater. The new seats in the auditoriums will consist of La-Z-Boy-type, fully reclining, seats.

■	Market & Location. The property is located in Highlands Ranch, which is a bedroom community for many who work in the nearby Denver Technical Center, Meridian Business Park and Inverness Business Park. The surrounding three mile radius of the property reported a population of 97,172 and an average household income exceeding $115,000. Many local and national restaurants are located in the immediate area, which include Outback Steak House, Red Robin, CB & Potts and The Rock. In addition, Highlands Ranch is located in Douglas County, which is ranked as one of America’s top 10 wealthiest counties by Forbes and CNN Money.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

118

Various, TX	Collateral Asset Summary – Loan No. 12 Securlock Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,401 66.9% 1.29x 8.4%

Mortgage Loan Information
Loan Seller:	Liberty Island Group I LLC
Loan Purpose:	Refinance
Sponsor(1):	Steven Houghton
Borrower:	Houghton Properties, LTD.
Original Balance:	$22,825,000
Cut-off Date Balance:	$22,800,401
% by Initial UPB:	3.2%
Interest Rate:	4.9400%
Payment Date:	1st of each month
First Payment Date:	January 1, 2016
Maturity Date:	December 1, 2025
Amortization:	360 months
Additional Debt:	None
Call Protection(2):	L(25), D(91), O(4)
Lockbox / Cash Management:	None

Reserves
	Initial	Monthly
Taxes:	$33,474	$33,474
Insurance:	$16,832	$2,104
Replacement(3):	$2,180	$2,180

Financial Information
Cut-off Date Balance / Sq. Ft.:	$87
Balloon Balance / Sq. Ft.:	$72
Cut-off Date LTV:	66.9%
Balloon LTV:	55.0%
Underwritten NOI DSCR:	1.31x
Underwritten NCF DSCR:	1.29x
Underwritten NOI Debt Yield:	8.4%
Underwritten NCF Debt Yield:	8.3%
Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Self-Storage
Collateral:	Fee Simple
Location:	Various, TX
Year Built / Renovated:	Various / NAP
Total Sq. Ft.:	261,854
Property Management:	Houghton Capital Corporation
Underwritten NOI:	$1,919,817
Underwritten NCF:	$1,887,085
Appraised Value:	$34,060,000
Appraisal Date:	Various

Historical NOI
Most Recent NOI:	$1,880,064 (T-12 September 30, 2015)
2014 NOI:	$1,773,525 (December 31, 2014)
2013 NOI:	$1,633,769 (December 31, 2013)
2012 NOI:	$1,523,617 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	96.2% (September 25, 2015)
2014 Occupancy:	93.0% (December 31, 2014)
2013 Occupancy:	93.3% (December 31, 2013)
2012 Occupancy:	84.4% (December 31, 2012)
(1)	The borrower sponsor is also the borrower sponsor under the mortgage loan identified on Annex A-1 as Securlock Storage Portfolio II, which has a cut-off date balance of $14,174,707.

(2)	At any time during the defeasance lockout period, the borrower may obtain (a) in one transaction the release of two individual properties or (b) in up to two separate transactions the release of one individual property; provided that, among other conditions, the borrower pays an amount equal to the greater of (i) 120% of the allocated loan amount with respect to the released property, (ii) an amount such that the debt service coverage ratio is no less than 1.25x, and (iii) an amount such that the loan-to-value ratio is not greater than 70%. The borrower may also obtain, at any time, the release of the Fort Worth excess parcel if certain conditions in the loan agreement have been satisfied.
(3)	Replacement reserve is capped at $75,000.

TRANSACTION HIGHLIGHTS

■	Portfolio. The Securlock Storage Portfolio loan is secured by the fee simple interest in four self-storage properties located in Allen, Plano, Fort Worth and Coppell, Texas, totaling 261,854 sq. ft. The Securlock Storage Portfolio properties range from 48,145 sq. ft. to 80,099 sq. ft. The unit mixes include interior and exterior storage units (52.7% climate controlled), as well as RV parking and office space. As of September 25, 2015, the Securlock Storage Portfolio was 96.2% occupied based on total sq. ft.

■	Market & Location. The Securlock Storage Portfolio properties are located in the Dallas-Fort Worth-Arlington MSA, in the north central section of Texas. The MSA, with a population of approximately 6.9 million, is the 4th most populated in the United States and the most populated in Texas. According to Forbes, Dallas has developed a strong industrial and financial sector, and is becoming a major inland port, due largely to the presence of Dallas/Fort Worth International Airport.

■	Sponsor. Steven Houghton, who is also the guarantor, serves as the chairman of Houghton Capital Corporation, a commercial real estate investment firm with holdings in the United States and Canada. Houghton Capital Corporation develops, owns and manages commercial real estate with a focus on self-storage. Houghton Capital Corporation entered the self-storage market in 1994 and today has grown to 1.3 million square feet in 17 locations throughout the southern United States.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

119

2098 Airport Road Wichita, KS 67209	Collateral Asset Summary – Loan No. 13 DoubleTree – Wichita Airport	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,250,000 69.5% 1.62x 14.0%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Acquisition
Sponsor:	Tae Woo Park
Borrower:	2015 Wichita Investment LLC
Original Balance:	$22,250,000
Cut-off Date Balance:	$22,250,000
% by Initial UPB:	3.2%
Interest Rate:	4.8360%
Payment Date:	1st of each month
First Payment Date:	January 1, 2016
Maturity Date:	December 1, 2025
Amortization:	Interest only for the first 12 months; 300 months thereafter
Additional Debt(1):	Future Mezzanine Debt
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes(3):	$0	Springing
Insurance:	$19,056	$4,764
PIP Reserve:	$1,750,000	NAP
REVPAR Payment Reserve(4)	$0	Springing
FF&E(5):	$0	Springing
Ground Rent Reserve:	$44,941	$14,856

Financial Information
Cut-off Date Balance / Room:	$73,675
Balloon Balance / Room:	$57,086
Cut-off Date LTV:	69.5%
Balloon LTV:	53.9%
Underwritten NOI DSCR(6):	2.02x
Underwritten NCF DSCR(6):	1.62x
Underwritten NOI Debt Yield:	14.0%
Underwritten NCF Debt Yield:	11.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral(7):	Leasehold
Location:	Wichita, KS
Year Built / Renovated:	1981 / 2014
Total Rooms:	302
Property Management:	Greenwood Hospitality Management, LLC
Underwritten NOI:	$3,104,504
Underwritten NCF:	$2,482,376
Appraised Value:	$32,000,000
Appraisal Date:	October 7, 2015

Historical NOI
Most Recent NOI:	$3,167,039 (T-12 September 30, 2015)
2014 NOI:	$3,337,914 (December 31, 2014)
2013 NOI:	$2,895,930 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	72.3% (September 30, 2015)
2014 Occupancy:	75.4% (December 31, 2014)
2013 Occupancy:	73.7% (December 31, 2013)
(1)	Future mezzanine debt is permitted provided that (i) combined loan-to-value does not exceed 75%, (ii) the aggregate debt service coverage ratio will be higher than 1.65x, (iii) no default is continuing, (iv) the permitted mezzanine financing will be subordinate to the loan and will not be secured by any interest in the Property or in any of the rents and leases, (v) the holder of the permitted mezzanine financing enters into an intercreditor agreement with the lender.

(2)	Cash management is required to commence upon the occurrence of (i) an event of default, (ii) any bankruptcy action of the borrower, principal, guarantor, or manager or (iii) the failure of the borrower to maintain the debt service coverage ratio of at least 1.15x as of the end of any calendar quarter. A cash management period as described in clause (iii) will end at such time that the debt service coverage is at least equal to 1.15x at the end of each of two consecutive calendar quarters.

(3)	Monthly tax reserves spring in the event the property is no longer exempt or treated as exempt from ad valorem real estate taxes or personal property taxes are greater than or equal to $5,000 per annum.

(4)	Borrower will be required to pay the lender $250,000 for deposit into a RevPAR Payment Reserve (for payment, in turn, to the property seller) upon the RevPAR for the first three quarters of 2016 exceeding by more than 9% RevPAR for the first three quarters of 2015, as reflected in the September 2016 month end Smith Travel Research Report.

(5)	Beginning with the 25th payment date, the borrower is required to pay to the lender 1/12 of 4% of the annual operating income of the property based on the prior year.

(6)	Based on the amortizing debt service payments. Based on the current interest only payments for the mortgage loan, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.85x and 2.28x, respectively.

(7)	The DoubleTree - Wichita Airport property is subject to a ground lease with an expiration date of November 30, 2045 and a 5 year extension option, followed by a 7 year extension option. The ground lessor is The Wichita Airport Authority of the City of Wichita, Kansas. See “Description of the Mortgage Pool—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus.

TRANSACTION HIGHLIGHTS

■	Property. The DoubleTree - Wichita Airport mortgaged property is a five story, full service lodging facility, located on the grounds of the Wichita Dwight D. Eisenhower Airport. The property was constructed in 1981 and underwent substantial renovations totaling $9.73mm between 2007 and 2014, including upgrades to guestrooms, public areas, building exterior and meeting areas. The property consists of 302 guestrooms and suites, including 145 double queen and 146 king guestrooms, as well as 11 suites. Property amenities include a fitness facility, indoor swimming pool, whirlpool, business center, gift shop, complimentary internet access and airport shuttle. In conjunction with the execution of a new franchise agreement with Hilton Franchise Holding LLC, the borrower is required to complete a brand mandated PIP at an estimated cost of $1.75 million within the first 2 years of the term of the franchise agreement. The improvements will include upgrades to the business center, meeting space, hotel lobby and food and beverage outlets. A $1.75 million PIP reserve was collected at origination.

■	Strong Brand Affiliation / Corporate Business: DoubleTree by Hilton is a mid-priced upscale brand with more than 400 locations spanning 33 different countries and territories worldwide. The franchise agreement is effective through December 31, 2030.

■	Location. The property is currently the only hotel situated on the grounds of the Wichita Dwight D. Eisenhower Airport in Wichita, Kansas. Wichita serves as a major economic hub for central Kansas and is home to several major aircraft manufacturing facilities as well as McConnell Airforce Base.

■	Performance / Penetration: For the trailing 12 month period ending August 30, 2015, the property reported occupancy, ADR and RevPAR of 72.5%, $109.94, and $79.69, respectively, which resulted in penetration rates of 117.4%, 108.3%, and 127.1%, respectively, relative to the competitive set.

■	Sponsor. Tae Woo Park, the non-recourse guarantor, has over 30 years of real estate experience and is the founding member of Greenwood Hospitality Group, which specializes in the acquisition, repositioning, and management of upscale, full service and select service hotels, representing major brands in over 40 states.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

120

100-950 Tennant Avenue Morgan Hill, CA 95037	Collateral Asset Summary – Loan No. 14 Tennant Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 47.8% 3.14x 14.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Michael T. LaBarbera; Robert B. Facchino, II
Borrower(1):	Facchino/LaBarbera Tennant Stations DE LLC
Original Balance:	$22,000,000
Cut-off Date Balance:	$22,000,000
% by Initial UPB:	3.1%
Interest Rate:	4.2405%
Payment Date:	6th of each month
First Payment Date:	December 6, 2015
Maturity Date:	November 6, 2025
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(26), YM1(90), O(4)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$70,000	$17,500
Insurance:	$48,818	$4,438
Required Repairs:	$4,375	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$107
Balloon Balance / Sq. Ft.:	$107
Cut-off Date LTV:	47.8%
Balloon LTV:	47.8%
Underwritten NOI DSCR:	3.30x
Underwritten NCF DSCR:	3.14x
Underwritten NOI Debt Yield:	14.2%
Underwritten NCF Debt Yield:	13.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Morgan Hill, CA
Year Built / Renovated:	1981, 2004/ NAP
Total Sq. Ft.:	205,024
Property Management:	Terracommercial Real Estate Corporation
Underwritten NOI(3):	$3,119,884
Underwritten NCF:	$2,972,755
Appraised Value:	$46,000,000
Appraisal Date:	July 17, 2015

Historical NOI
Most Recent NOI(3):	$2,886,635 (T-12 June 30, 2015)
2014 NOI:	$2,974,761 (December 31, 2014)
2013 NOI:	$2,559,222 (December 31, 2013)
2012 NOI:	$2,571,833 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	95.7% (October 8, 2015)
2014 Occupancy:	95.0% (December 31, 2014)
2013 Occupancy:	94.0% (December 31, 2013)
2012 Occupancy:	92.0% (December 31, 2012)
(1)	The borrower obtained a lender environmental insurance policy in connection with the historic operation of dry cleaners at the property. For additional information, see “Description of the Mortgage Pool–Environmental Conditions” in the Preliminary Prospectus.

(2)	A hard lockbox, in place cash management and an excess cash flow sweep are required upon (i) an event of default, (ii) any bankruptcy action of the borrower, principal, guarantor or property manager, or (iii) failure by the borrower, after the end of any calendar quarter, to maintain a debt service coverage ratio of at least 1.10x.

(3)	The increase from Most Recent NOI to Underwritten NOI is primarily a result of four tenants executing new leases since August 2014 and rent steps through September 2016 ($116,117).

TRANSACTION HIGHLIGHTS

■	Property. Tennant Station is a 95.7% occupied (as of October 8, 2015), 205,024 sq. ft. multi-tenant neighborhood retail property, located in Morgan Hill, California. The Tennant Station property has a mixture of 29 local, regional and national retailers. The four largest tenants, Rosso’s Furniture (40,428 sq. ft.), Morgan Hill Bowl (35,678 sq. ft.), Cinelux Theatres (29,292 sq. ft.) and 24 Hour Nautilus (24,708 sq. ft.), account for 63.5% (130,106 sq. ft.) of the total square footage at the property. The property is also shadow-anchored by a Safeway supermarket under separate ownership that is situated in the middle of the greater shopping center site. The Safeway has been open since 2003 and features a bakery, floral, pharmacy, an in-store Starbucks, a fish market, and an accompanying pad gas station, which is not a part of the collateral for the Tennant Station.

■	Market & Location. The Tennant Station property is located in Morgan Hill, California, which is approximately 20 miles southeast of downtown San Jose. The property can be accessed by US Highway 101, which connects Morgan Hill to San Jose and other Silicon Valley communities to the north, and Gilroy and communities of Monterey County to the south. The Morgan Hill/Gilroy retail submarket, as of mid-year 2015, has a vacancy rate of 6.4% and approximate rental rates $17.73 PSF. Within a three-mile radius, the population in 2015 was 42,129 and the average household income was $125,591.

■	Property Management. The property manager, Terracommercial Real Estate Corporation, is a diversified San Jose-based commercial real estate company founded in 1992 specializing in shopping centers. The company’s holdings include 12 shopping centers as well as several industrial, residential and land holdings located primarily in the San Jose area.

■	Sponsor. The borrower sponsors and non-recourse carve-out guarantors for this transaction are Michael T. LaBarbera and Robert B. Facchino II, principals of Teracommercial Real Estate. Terracommercial Real Estate is a diversified San Jose based commercial real estate company founded in 1992 specializing in shopping centers. Its holdings currently include 12 shopping centers and several industrial, residential, and land holdings located primarily in the San Jose area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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180 Crown Pointe Boulevard Willow Park, TX 76087	Collateral Asset Summary – Loan No. 15 The Village at Crown Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 63.7% 1.27x 8.2%

Mortgage Loan Information
Loan Seller:	Liberty Island Group I LLC
Loan Purpose:	Recapitalization
Sponsor:	Wilks Property & Development, LLC
Borrower:	TVCP Holdings, LLC
Original Balance:	$20,000,000
Cut-off Date Balance:	$20,000,000
% by Initial UPB:	2.8%
Interest Rate:	4.7700%
Payment Date:	1st of each month
First Payment Date:	January 1, 2016
Maturity Date:	December 1, 2025
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	None

Reserves
	Initial	Monthly
Taxes:	$99,041	$49,521
Insurance(1):	$0	Springing
Replacement(2):	$3,920	$3,920

Financial Information
Cut-off Date Balance / Unit:	$96,154
Balloon Balance / Unit:	$82,707
Cut-off Date LTV:	63.7%
Balloon LTV:	54.8%
Underwritten NOI DSCR(3):	1.31x
Underwritten NCF DSCR(3):	1.27x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	8.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Willow Park, TX
Year Built / Renovated:	2013 / NAP
Total Units:	208
Property Management:	Wilks Property Management, LLC
Underwritten NOI:	$1,639,708
Underwritten NCF:	$1,592,683
“As Is” Appraised Value:	$31,400,000
“As Is” Appraisal Date:	July 23, 2015

Historical NOI
Most Recent NOI:	$1,563,148 (T-12 May 31, 2015)
2014 NOI:	$1,411,585 (December 31, 2014)
2013 NOI(4):	-$229,639 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	96.6% (October 27, 2015)
2014 Occupancy:	97.0% (December 31, 2014)
2013 Occupancy(4):	53.0% (December 31, 2013)
(1)	Upon notice from the lender, the borrower will be required to deposit 1/12 of the annual insurance premiums into an insurance reserve account if (i) an acceptable blanket insurance policy is no longer in place, (ii) the borrower fails to provide lender with evidence of the insurance coverage, or (iii) an event of default has occurred.

(2)	Replacement reserve is capped at $47,000.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.70x and 1.65x, respectively.

(4)	The property was built in 2013 and was not fully stabilized until 2014.

TRANSACTION HIGHLIGHTS

■	Property. The Village at Crown Park is a 208 unit Class A multifamily development located in Willow Park, Texas. The property was built in 2013 by the borrower sponsor at a total cost of approximately $19.0 million. The property consists of 13 two-story garden-style residential buildings, a single-story leasing office/clubhouse building, and a single story maintenance building. The property opened in October of 2013 and occupancy grew from 37.0% to 99.0% by stabilization in August 2014. Amenities at The Village at Crown Park include a resort-style swimming pool, clubhouse, fitness center, business center, media center, game room, car vacuum center, playground, dog park, storage units, detached garages and access gates. The property unit mix includes one, two and three-bedroom floor plans and unit amenities include standard appliances, microwaves, full-size washer/dryer connections, pocket bathroom doors, ceiling fan(s), walk-in closet(s) and patio/balconies.

■	Market. The property is located in Willow Park, Texas, within the Dallas/Fort Worth Metropolitan area. The property is located approximately 20 miles west of Fort Worth and approximately 45 miles southwest of the Dallas/Fort Worth International Airport. The property is accessed by Crown Pointe Boulevard, which provides access to I-30 and I-820, which connect to Fort Worth. According to market reports, the population within a one-, three-, and five-mile radius is 1,950, 12,572, and 24,462, respectively, while median household income is $102,472, $97,011, and $98,299, respectively. According to the appraisal, the West Fort Worth/Parker County submarket contains approximately 5,362 multifamily units. As of Q2 2015, occupancy in the West Fort Worth/Parker County submarket is 95.2% and average effective monthly rents are $858/unit.

■	Sponsor. Wilks Property & Development, LLC, the majority owner of the borrower and non-recourse carveout guarantor, operates under Kyle Wilks, and has worked on multifamily, commercial office and industrial/business parks.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STATEMENT REGARDING ASSUMPTIONS AS TO

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Cantor Fitzgerald & Co. Inc. and SG Americas Securities, LLC. (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “Offering Document”). The Information supersedes any such information previously delivered. The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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